UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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◻	Soliciting Material under §240.14a-12
 UPWORK INC.
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Notice of annual meeting of stockholders and proxy statement

2026

upwork

Our purpose is to create opportunity in every era of work

PROXY STATEMENT 2026

upwork

Our impact priorities

We believe that doing what is right for our stakeholders and the planet is also right for our business, and our sustainability and impact strategy is built around the following focus areas:

Economic opportunity

Team enablement

Environment

Trust and ethics

PROXY STATEMENT 2026

upwork

To My Fellow Stockholders,
2025 marked a defining year for Upwork. We fundamentally transformed the business, rebuilding our product, customer experience, and operations for speed, scale, and the next era of human and AI collaboration. At the heart of this transformation was a clear focus on how we serve our customers.
We reshaped the Upwork Marketplace for the era of AI-enabled work, expanding and scaling AI-powered workflows across the platform as we continued operationalizing our conviction that humans and AI do their best work together. We expanded our ability to serve small- and medium-sized businesses (SMBs) by introducing Upwork Business Plus, a purpose-built offering for scaling SMBs that has become one of the fastest-growing products in Upwork’s history. In 2025, we also introduced a new subsidiary, Lifted, to meet the contingent workforce needs of complex enterprise organizations.
In parallel with these business transformations, we continued investing in the people and communities that power our platform. We strengthened how independent professionals build skills and succeed on Upwork, expanded AI training and certification opportunities through our partnership with OpenAI, and enhanced learning and development programs for our team members. Through the Upwork Foundation, we directed $800,000 in grants to nonprofits advancing workforce development globally, reinforcing our commitment to creating opportunity in every era of work.
Through disciplined execution across these priorities, we delivered record revenue and profitability, returned to positive gross services volume (GSV) growth ahead of plan, and strengthened our foundation for this next era of work.
We enter 2026 with momentum and a focused set of priorities across our business, anchored in three growth-building blocks: transforming human and AI work, accelerating SMB growth, and unlocking enterprise expansion.
Thank you for your continued support of our business and vision to create a generation-defining company in this exciting
AI era of work.
Sincerely,
Hayden Brown
President and Chief Executive Officer
April 23, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Upwork Inc., which we refer to as the
Annual Meeting. The meeting will be held exclusively online via live webcast on Thursday, June 4, 2026, at 8:00 a.m.
Pacific Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/UPWK2026, where you will be able to listen to the meeting live, submit questions, and vote online.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual
Meeting of Stockholders and Proxy Statement. The Annual Meeting materials include the notice, Proxy Statement, and annual report to stockholders, each of which has been furnished to you over the internet or, if you have requested a paper copy of the materials, by mail.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by internet, by telephone, or if you received a paper copy of the meeting materials by mail, by completing and returning the enclosed proxy card or voting instruction form in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend the meeting. Returning the proxy does not affect your right to attend and to vote your shares at the Annual
Meeting.
Sincerely,
Thomas Layton
Chairperson of the Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER
MEETING TO BE HELD ON THURSDAY, JUNE 4, 2026: THE PROXY STATEMENT AND ANNUAL REPORT
ARE AVAILABLE AT www.proxyvote.com
References to our websites in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our websites, including our 2025 Impact Report, is not intended to be incorporated into this Proxy Statement.
Unless otherwise expressly stated or the context otherwise requires, references in this Proxy Statement to “Upwork,”
“Company,” “our,” “us,” and “we” and similar references refer to Upwork Inc. and its wholly owned subsidiaries.
Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. All statements contained in this Proxy Statement, other than statements of historical fact, are forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections as of the date hereof about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. As such, they are subject to inherent uncertainties, known and unknown risks, and changes in circumstances that are difficult to predict and in many cases outside our control, and you should not place undue reliance on such forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment, and new risks emerge from time to time. We make no representation that the plans, intentions, expectations, or results disclosed in these forward-looking statements will be achieved or that future events and circumstances will occur, and actual results or events may differ materially and adversely from our expectations. The forward-looking statements are made as of the date of this filing, and we do not undertake, and expressly disclaim, any obligation to update or revise any forward-looking statements, conform these statements to actual results, or make changes in our expectations, except as required by law. Additional information regarding the risks and uncertainties that could cause actual results to differ materially from our expectations is included under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in our subsequently filed Quarterly Reports on Form 10-Q, which are available on our Investor Relations website at
investors.upwork.com and on the SEC’s website at www.sec.gov.
In addition, forward-looking and other statements in this Proxy Statement may also address our corporate responsibility and sustainability and impact progress, plans, and goals. The inclusion of such statements is not an indication that these matters are necessarily material for the purposes of complying with or reporting pursuant to U.S. securities laws and regulations, even if we use the word “material” or “materiality” in this Proxy Statement. Certain of our disclosures are informed by various third-party frameworks, in addition to stakeholder expectations. However, we cannot guarantee strict adherence to framework recommendations, and our disclosures based on these frameworks may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policy, or other factors, some of which may be beyond our control.

Table of Contents	2026 Proxy Statement 1
Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
2026 Annual Meeting Information

Date and Time	Web Address	Record Date
June 4, 2026 8:00 a.m. Pacific Time	www.virtualshareholdermeeting.com/UPWK2026	April 9, 2026

Proposals and Voting Recommendations

Items of Business		Board Recommendation	Page
Proposal 1	Election of Claire Bramley, David Lissy, and Gary Steele as Class II directors to serve until the 2029 annual meeting of stockholders	FOR each nominee	24
Proposal 2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026	FOR	39
Proposal 3	Advisory vote to approve named executive officer compensation	FOR	41
Proposal 4	Advisory vote on the frequency of future advisory votes to approve named executive officer compensation	ONE YEAR	42
2025 Business Highlights
The Upwork family of companies connects businesses with global, AI-enabled talent across every on-demand work type, including freelance, agency, fractional, and payrolled. 2025 marked the year we rebuilt the Upwork Marketplace for the age of human-plus-AI collaboration and launched Lifted, our wholly owned subsidiary that provides a purpose-built solution for enterprise organizations to source, contract, manage, and pay talent across the full spectrum of contingent work. In 2025, we delivered on our commitment to return to GSV growth while also achieving record annual revenue and profitability.
1
2

$248.3M	$223.1M	15%	29%
cash provided by operating activities (compared to $153.6M in 2024)	free cash flow[2] (compared to $139.1M in 2024)	profit margin (-1,337 bps year-over-year)[1]	adjusted EBITDA margin[2] (+685 bps year-over-year)

2 2026 Proxy Statement	Table of Contents
(1)Net income and profit margin for the year ended December 31, 2024, include a non-cash income tax benefit of $140.3 million related to the release of a valuation allowance on certain deferred tax assets.
(2)Adjusted EBITDA, adjusted EBITDA margin, and free cash flow are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.”

2025 Performance Highlights
•Achieved record full-year revenue of $787.8 million
•Recorded net income of $115.4 million, or 15% profit margin, and record adjusted EBITDA of $225.6 million, or 29% adjusted EBITDA margin[1]
•Returned to GSV growth, with GSV increasing 1% from 2024, primarily driven by the expansion of Lifted and customer experience improvements
•GSV per active client grew 7% year-over-year as of December 31, 2025, reaching an all-time high of $5,129
•Repurchased and subsequently retired $136.0 million of our outstanding common stock
2025 Strategic Highlights
•Continued to develop the world’s human and AI-powered work marketplace, embedding more AI functionality in the Upwork Marketplace and continuing to advance Uma, Upwork’s Mindful AI
•Scaled Upwork Business Plus, our purpose-built offering for small- and medium-sized businesses, or SMBs
•Launched Lifted, our wholly owned subsidiary purpose-built to serve enterprise clients
•Lifted acquired Bubty B.V, a Netherlands-based platform supporting enterprise management of contingent workforce solutions, and Ascen
Inc., a tech-enabled employer of record company specifically designed for the contingent labor space, to enhance Lifted’s enterprise offerings

(1)Adjusted EBITDA and adjusted EBITDA margin are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
Stockholder Engagement
Our board of directors and management team value the perspective of our stockholders. As part of our year-round stockholder engagement program, members of our board of directors and management directly engage with our stockholders on matters such as our business and performance, executive compensation, corporate governance, and sustainability and impact practices so that we can understand stockholders’ views and expectations and share our perspectives on these important subjects.
Fall 2025 Stockholder Engagement

Contacted	Engaged	Director participation
53% of outstanding shares	42% of outstanding shares	72% of engaged shares
For information on recent actions taken in response to stockholder feedback on our executive compensation, corporate governance, and sustainability and impact practices, see “Corporate Governance—Stockholder Engagement.”

Table of Contents	2026 Proxy Statement 3
Executive Compensation Overview
Executive Compensation Philosophy
Our executive compensation philosophy is to provide a competitive compensation program that attracts and retains talented executives, including our NEOs, whom we identify in “Compensation Discussion and Analysis,” and that aligns their economic interests with those of our stockholders by motivating and rewarding the achievement of our short- and long-term business objectives, with the goal of creating sustainable long-term value for our stockholders.
Core Elements of 2025 Executive Compensation
The following table summarizes the core elements of our executive compensation program for 2025:

Element		Performance Criteria	Performance and Vesting Periods	Objectives
Cash	Annual Base Salary	•Alignment of base salary and performance evaluated annually	•Ongoing
•Attract and retain top talent through market-
competitive salary levels that are commensurate with
our executives’ experiences, roles, responsibilities,
performance, and expected contributions to our
business

Short-Term Incentives	Annual Performance Bonus	•Adjusted EBITDA (75%)(1) •Revenue (25%) •Individual performance adjustment (up to +/-20%)(2)	•One-year performance period
•Incentivize achievement of annual business
objectives and reward short-term performance
•Align compensation with 2025 business strategy to
deliver enhanced profitability while setting the
foundation for durable growth in future years
•Hold executives accountable for personal
performance with individual performance
adjustment(2)

Long-Term Incentives	Performance Stock Units, or PSUs	•Adjusted EBITDA margin (100%)(1) •Multiplier based on relative TSR vs. benchmark index (up to +50%)(3)	•Up to 50% vest based on performance across 2025 and 2026 •Up to 50% vest based on performance across 2025, 2026 and 2027
•Align the economic interests of our executives with
long-term interests of our stockholders
•Incentivize achievement of multi-year business
objectives and reward sustained performance
•Motivate long-term sustainable value creation
•Promote retention of top talent
•Align compensation with business strategy to deliver
enhanced profitability while setting the foundation for
durable growth in future years

	Restricted Stock Units, or RSUs	•Service-based vesting	•Four-year quarterly vesting	•Align the economic interests of our executives with long-term interests of our stockholders •Motivate long-term sustainable value creation •Promote retention of top talent
(1)Adjusted EBITDA and adjusted EBITDA margin are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
(2)The individual performance adjustment is not applicable to our CEO, who is ultimately responsible for, and therefore whose performance is measured solely on, company performance.
(3)Relative total stockholder return, or TSR, multiplier based on compound annual growth rate, or CAGR, of Upwork’s TSR relative to a benchmark index. See “Executive Compensation—2025 Compensation Targets and Outcomes—2025 Long-Term Incentive Compensation”
for more information.

4 2026 Proxy Statement	Table of Contents
Corporate Governance Highlights
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders. Key elements of our corporate governance practices include the following:

One Share Equals One Vote	We have a single class of shares with equal voting rights
Robust Stockholder Engagement	We employ a year-round stockholder engagement program, including participation by members of our board of directors, to regularly engage with our investors on important subjects
Independent Board Oversight
Seven of our eight directors are “independent” as defined by Nasdaq and the Securities and Exchange
Commission, which we refer to as the SEC, and we have an independent director serving as our chairperson

Proxy Access	We provide a method for stockholders to place their nominees for director on our proxy ballot
Right to Cure	We provide a cure process for certain deficiencies in director nomination notices submitted by stockholders
Majority Voting for Directors	We have adopted majority voting in uncontested elections of directors
Stock Ownership Guidelines
Our Executive and Board Stock Ownership Guidelines, which we refer to as the Stock Ownership Guidelines, establish stock ownership requirements, including 5x base salary for our President and Chief Executive
Officer, who we refer to as our CEO

Annual Board Evaluation	Our board of directors and the committees of our board of directors conduct self-evaluations at least annually to assess performance, including one-on-one interviews with outside counsel
Annual Compensation Evaluation	With the help of an independent compensation consultant, our compensation committee conducts annual reviews of the compensation of all our executive officers
Corporate Responsibility
Our nominating and governance committee is responsible for reviewing and assessing our performance and procedures relating to corporate responsibility and sustainability. The committee is supported by our
Sustainability and Impact team, which is responsible for engaging key stakeholders and strengthening our sustainability and impact performance

Cybersecurity Risk Oversight
Our audit, risk and compliance committee, which we refer to as our audit committee, reviews matters relating to cybersecurity and data privacy and receives quarterly cybersecurity-related updates from our Chief
Information Security Officer, or CISO, including at least one update to the full board of directors each year

AI Risk Oversight	Our audit committee is responsible for overseeing AI-related risks as part of our broader enterprise risk management process
Compensation Risk Oversight
Our compensation committee, on at least an annual basis, evaluates our compensation programs to ensure that they do not encourage our employees, including our executive officers, to take inappropriate or excessive risks

Clawback Policy
We maintain a compensation recovery policy, which we refer to as our Clawback Policy, for our executive officers that requires recoupment of certain incentive-based compensation in the event we adjust or restate our financial statements and that permits further discretionary recoupment of compensation paid to our executive officers and certain other employees in certain circumstances

Table of Contents	2026 Proxy Statement 5
Our Impact Priorities
We believe that operating in a responsible and sustainable way will drive long-term value creation. Our sustainability and impact strategy is built around the following focus areas:

Economic Opportunity
Our workforce solutions empower clients and talent to work together and build prosperity

Team Enablement
We are committed to cultivating a workplace that enables all team members to be dynamic experts in their fields

Environment
We are focused on reducing our environmental footprint and building a more sustainable future of work

Trust and Ethics
We are committed to upholding integrity, transparency, and ethical business practices

For more information on our sustainability and impact programs and performance, see “Corporate Governance—Board
Oversight—Sustainability and Impact” below and our 2025 Impact Report, which is available in the Sustainability Reports
Hub on our website at upwork.com/about/our-impact/reports-hub.
1 Figures include Ms. Bramley and Mr. Lissy and exclude Mses. Srinivasan and Vazquez-Ubarri. Tenure does not include service on the board of directors of Elance, Inc., which we refer to as Elance, or oDesk Corporation, which we refer to as oDesk, prior to the combination of the two companies in March 2014.

6 2026 Proxy Statement	Table of Contents
Board Composition and Director Expertise, Experience, and Attributes
Our board of directors comprises a mix of directors with complementary expertise, experience, and attributes, and our commitment to creating an inclusive culture is reflected at the top with our board of directors.1 See “Proposal 1: Election of
Directors” for more information about our directors and director nominees.

Technology and Innovation	Strategic Planning and Transformation	Go-to-Market	Human Capital Management	Finance and Capital Allocation	Executive Leadership
7 of 8 directors	8 of 8 directors	7 of 8 directors	7 of 8 directors	8 of 8 directors	8 of 8 directors

Cybersecurity	International Business	Risk Management and Compliance	Other Public Company Board Service	Corporate Sustainability and Impact
5 of 8 directors	8 of 8 directors	5 of 8 directors	7 of 8 directors	4 of 8 directors

58 Years Average

5 Years Average

2026 Director Nominees
						Upwork Board Committees
Name	Occupation	Age	Director Since	Independent	Other Public Company Boards	Audit	Comp	Nom & Gov
Claire Bramley	CFO, Xero	48	N/A	✓	—	*

David Lissy	Former CEO, Bright Horizons	60	N/A	✓	1	*

Gary Steele	CEO, Shield AI	63	2018	✓	1		Chair

* If elected, Ms. Bramley and Mr. Lissy will serve as members of the audit committee immediately following the Annual Meeting.

Table of Contents	2026 Proxy Statement 7
Notice of 2026 Annual
Meeting of Stockholders

Date and Time	Web Address	Record Date
June 4, 2026 8:00 a.m. Pacific Time	www.virtualshareholdermeeting.com/UPWK2026	April 9, 2026

Participation in Annual Meeting
We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at the web address listed above. Please see “Important Information About the Annual Meeting” for additional information. The Annual Meeting will begin promptly at 8:00 a.m. Pacific Time. The virtual meeting room will open at 7:45 a.m. Pacific Time for registration. Only stockholders of record at the close of business on April 9, 2026, which we refer to as the Record Date, are entitled to receive notice of, and to vote at, the Annual
Meeting and any adjournment or postponement thereof.

Items of Business		Board Recommendation	Page
Proposal 1	Election of Claire Bramley, David Lissy, and Gary Steele as Class II directors to serve until the 2029 annual meeting of stockholders	FOR each nominee	24
Proposal 2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026	FOR	39
Proposal 3	Advisory vote to approve named executive officer compensation	FOR	41
Proposal 4	Advisory vote on the frequency of future advisory votes to approve named executive officer compensation	ONE YEAR	42
Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Voting
Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible using any of the following methods so that your shares may be represented at the Annual Meeting. For specific instructions on how to vote your shares, please see “Other Information and Reports—Frequently Asked Questions—Voting Information” in the accompanying
Proxy Statement.

Internet Visit the website on your proxy card	Telephone 1-800-690-6903	Mail Mark, sign, date, and return your proxy card in the enclosed envelope
This Notice of Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about April 23, 2026.
By Order of the Board of Directors,
Jacob McQuown
Chief Legal Officer & Secretary
April 23, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER
MEETING TO BE HELD ON THURSDAY, JUNE 4, 2026: THE PROXY STATEMENT AND ANNUAL REPORT
ARE AVAILABLE AT www.proxyvote.com

8 2026 Proxy Statement	Table of Contents
Important Information About the Annual Meeting
Our Annual Meeting will be conducted online only, via live webcast. Stockholders will be able to access the meeting live by visiting www.virtualshareholdermeeting.com/UPWK2026.
We have conducted efficient and effective virtual meetings since 2019. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting.
We believe the virtual format makes it easier for stockholders to attend and participate fully and equally in the Annual
Meeting. This format also helps us engage with all stockholders regardless of size, resources, or physical location, saves us and stockholders time and money, and aligns with our broader sustainability goals.
Participating in the Annual Meeting
•Instructions on how to attend the Annual Meeting are posted at www.virtualshareholdermeeting.com/UPWK2026.
•You may log in to the meeting platform beginning at 7:45 a.m. Pacific Time on June 4, 2026. The meeting will begin promptly at 8:00 a.m. Pacific Time.
•You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at
www.virtualshareholdermeeting.com/UPWK2026.
•Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.
•If you encounter any difficulties accessing or asking questions during the Annual Meeting, a support line will be available on the login page of the virtual meeting website.
Additional Information About the Annual Meeting
•Stockholders may submit questions during the live meeting at www.virtualshareholdermeeting.com/UPWK2026.
•During the meeting’s live Q&A session, we will answer questions as time permits in accordance with the following procedures:
◦Our rules of conduct and procedure for the meeting generally provide that we limit each stockholder to one question in order to give other stockholders an opportunity to ask questions. Questions should be succinct and cover only one topic per question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together. In addition, questions may be edited for brevity and grammatical corrections.
◦Questions will be answered at the discretion of the Secretary and there is no guarantee that all questions will be answered. We do not intend to address any questions that are, among other things: irrelevant to the business of the Annual Meeting; related to non-public information about our company; related to personal matters or grievances; derogatory or otherwise not in good taste; in substance, repetitious or already made by other persons; in furtherance of the stockholder’s personal or business interests; related to pending or threatened litigation; or out of order or not otherwise suitable for the conduct of the Annual
Meeting as determined by the chairperson of the Annual Meeting or our Corporate Secretary in their sole judgment.
•If there are matters of individual concern to a stockholder (rather than of general concern to all stockholders), or if we are not able to answer all the questions posed, stockholders may contact us separately after the meeting through our Investor Relations department by email at investor@upwork.com.
•A webcast replay of the Annual Meeting, including the Q&A session, will be available for 90 days following the
Annual Meeting in the “Investor Relations” section of our website, which is located at investors.upwork.com.

Table of Contents	2026 Proxy Statement 9
Corporate Governance
We are committed to effective corporate governance that promotes the long-term interests of our stockholders and strengthens the accountability of our board of directors and management. Our board of directors takes a thoughtful approach to our governance structure, regularly assessing a range of factors, including regular stockholder input and feedback through our stockholder engagement program. Our board of directors carefully considers each of our corporate governance practices to ensure they are aligned with our state of maturity as a company and the best interests of our stockholders, and as we continue to mature as a public company, we are committed to evolving our corporate governance practices.
Board Structure and Effectiveness

Thomas Layton Independent Chairperson	Hayden Brown President and CEO
Board Leadership Structure
Our board of directors currently has an independent chairperson structure in which the positions of chairperson and chief executive officer are held by different individuals. Our board of directors believes that this structure is in the best interests of our company and our stockholders based on our current circumstances and provides strong independent leadership and oversight for
Upwork while allowing our CEO to focus primarily on management responsibilities.
Our Corporate Governance Guidelines provide flexibility for our board of directors to choose its chairperson according to what it considers to be in the best interests of our company, and the nominating and governance committee regularly evaluates the leadership structure of our board of directors and makes recommendations to our board of directors with respect thereto as appropriate. In making leadership structure determinations, the board of directors considers many factors, including the specific needs of our business and the interests of our stockholders. Our Corporate Governance
Guidelines also provide that, if the positions of chairperson and chief executive officer are held by the same person in the future, the independent directors may designate a lead independent director.
Director Independence
The listing rules of Nasdaq generally require that a majority of the members of a listed company’s board of directors be independent. In addition, members of the audit committee and compensation committee must satisfy additional SEC and
Nasdaq independence requirements.
Our board of directors conducts an annual review of the independence of our directors and director nominees. In its most recent review, our board of directors determined that

✓	Majority of board members are independent

7 of 8 directors
✓	All committee members are independent

Thomas Layton, Dana L. Evan, Kevin Harvey, Glenn Kelman, Leela Srinivasan, Gary
Steele, and Anilu Vazquez-Ubarri, representing seven of our eight current directors, are independent directors for purposes of the applicable listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. In addition, the board of directors determined that Claire Bramley and David Lissy are independent for purposes of the applicable listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. Hayden Brown is not an independent director due to her service as our CEO.
Our board of directors has also determined that all members of our audit committee, compensation committee, and nominating and governance committee are independent and satisfy the additional Nasdaq and SEC independence requirements for such committees.

10 2026 Proxy Statement	Table of Contents
Committees of Our Board of Directors
Our board of directors has established three principal committees to support the board of directors with its overall oversight responsibilities: an audit committee, a compensation committee, and a nominating and governance committee.
The composition and responsibilities of each committee are described below.
Each of these committees has a written charter approved by our board of directors, copies of which are available in the
“Investor Relations” section of our website, which is located at investors.upwork.com, by clicking on “Documents &
Charters” in the “Governance” section of our website. Each committee reviews and assesses its charter annually.

Audit, Risk and Compliance Committee

Primary Responsibilities
Our audit committee is responsible for, among other things:
•selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
•reviewing the independence of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•considering the adequacy of our internal controls, our internal audit function, and our cybersecurity, data privacy, and other information technology controls and procedures;
•reviewing material related party transactions, including those that require disclosure;
•reviewing legal, regulatory, financial, technology, payment, and enterprise risk exposures, including those relating to
AI, and compliance and the steps management has taken to monitor and control such exposures and compliance;
and
•approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.
Independence
Our board of directors has determined that all members of our audit committee are independent and satisfy the relevant
Nasdaq and SEC independence requirements for audit committees.
Financial Expertise and Literacy
Our board of directors has determined that all members of our audit committee are financially literate as required by the
Nasdaq listing standards, and that Ms. Evan satisfies the requirements for an “audit committee financial expert” as defined in
SEC rules and regulations.
* Ms. Srinivasan is not standing for re-election as a member of our board of directors at the Annual Meeting, and Ms. Vazquez-
Ubarri has resigned from our board of directors effective immediately prior to the election of directors at the Annual Meeting. If elected, Ms. Bramley and Mr. Lissy will serve as members of the audit committee effective immediately following the Annual
Meeting. Our board of directors has determined that each of Ms. Bramley and Mr. Lissy is financially literate as required by the
Nasdaq listing standards and that Ms. Bramley satisfies the requirements for an “audit committee financial expert” as defined in
SEC rules and regulations.

Dana L. Evan (Chair)

Leela Srinivasan*

Anilu Vazquez- Ubarri*

Table of Contents	2026 Proxy Statement 11

Compensation Committee

Primary Responsibilities
Our compensation committee is responsible for, among other things:
•reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
•reviewing succession plans for our CEO;
•reviewing and recommending to our board of directors the compensation of our non-employee directors;
•reviewing compensation-related risk exposures and mitigation efforts;
•administering our stock and equity incentive plans; and
•establishing our overall compensation philosophy.
Independence
Our board of directors has determined that all members of our compensation committee are independent and satisfy the relevant Nasdaq and SEC independence requirements for compensation committees.
Each member of our compensation committee is a non-employee director, as defined in SEC rules and regulations.
Compensation Committee Interlocks and Insider Participation
The members of our compensation committee during 2025 were Messrs. Steele and Kelman and Ms. Evan. None of the members of our compensation committee were at any time in 2025 an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During
2025, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.

Gary Steele (Chair)

Dana L. Evan

Glenn Kelman

Nominating and Governance Committee

Primary Responsibilities
Our nominating and governance committee is responsible for, among other things:
•identifying and recommending candidates for membership on our board of directors;
•recommending directors to serve on board committees;
•overseeing the process of evaluating the performance of our board of directors;
•advising our board of directors on corporate governance matters;
•reviewing and recommending to our board of directors any changes to our corporate governance principles;
•reviewing proposed waivers of our Code of Business Conduct and Ethics for directors and officers; and
•developing and overseeing programs related to corporate responsibility and sustainability matters, including reviewing and assessing our performance, risks, controls, and procedures relating to corporate responsibility and sustainability.
Independence
Our board of directors has determined that all members of our nominating and governance committee are independent and satisfy the relevant Nasdaq and SEC independence requirements for nominating and governance committees.

Thomas Layton (Chair)

Dana L. Evan

Kevin Harvey

12 2026 Proxy Statement	Table of Contents
Nomination to the Board of Directors
Candidates and Nominees
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and governance committee in accordance with the committee’s charter, our restated certificate of incorporation and amended and restated bylaws, and our Corporate Governance Guidelines, including the criteria approved by our board of directors regarding director candidate qualifications.
In identifying and recommending candidates for nomination, the nominating and governance committee uses multiple sources for identifying candidates, including the recommendations of directors, stockholders, officers, employees, and outside advisors, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate, and the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. With respect to disclosure requirements, nominees for director nominated by a third party are not expected to provide additional disclosure compared to those nominated by the nominating and governance committee.
Information regarding the process for stockholders to nominate candidates for membership on our board of directors is set forth below under “Other Information and Reports—Frequently Asked Questions.”
Director Qualifications
With the goal of developing an experienced and highly qualified board of directors, our nominating and governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise, and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities, or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory requirements, Nasdaq listing rules, and the provisions of our restated certificate of incorporation, amended and restated
bylaws, and Corporate Governance Guidelines, and the charters of the committees of our board of directors. In addition, neither our board of directors nor our nominating and governance committee has a formal policy with regard to the consideration of diversity in identifying nominees.
When considering nominees, the nominating and governance committee may take into consideration many factors, including a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, our nominating and governance committee seeks to promote board membership that reflects a variety of business experience, expertise, viewpoints, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness.
Director Onboarding and Continuing Education
Upon joining our board of directors, new directors participate in an onboarding process designed to familiarize such directors with our business, strategic plans, significant financial, accounting, and risk management issues, compliance programs, corporate policies, management, independent auditors, and outside legal counsel.
From time to time, management provides or facilitates director participation in educational presentations or exercises on business, corporate governance, regulatory and compliance matters, and other topics to help enhance skills and knowledge relevant to their service on our board of directors. In addition, directors are encouraged to attend director education programs at Upwork’s expense.

Table of Contents	2026 Proxy Statement 13
Board Evaluations and Refreshment
We conduct an annual self-evaluation process for our board of directors and its committees with the goal of ensuring we have developed and will maintain an experienced and highly qualified board of directors that is well positioned to oversee our business and corporate strategy as it continues to evolve. This process is summarized below.

Individual Assessments		Feedback Review		Board Discussion
Each director meets individually with
outside counsel to discuss their
assessment of the performance of the
board and its committees, the
director’s own performance, and the
performance of fellow directors
	>>>	The chairperson of the board reviews and compiles the feedback and shares it with individual directors, as necessary, and the full board of directors	>>>	The board of directors reviews and discusses the feedback as a group

1
2
3
Our board evaluation process is used by our board of directors and nominating and governance committee:
•to assess the current composition of our board of directors and its committees relative to the evolving needs of the business and to make recommendations for the qualifications, expertise, and characteristics we should seek in identifying potential new directors;
•to identify the strengths and areas of opportunity of each member of our board of directors and to provide insight into how each member of our board of directors can be most valuable;
•to improve agenda topics and pre-meeting materials of the board of directors and its committees so that information they receive enables them to effectively address the issues they consider most critical;
•to evaluate updates or changes to board and committee practices or commit to continuing existing practices that our board of directors believes contribute positively to the effective functioning of our board of directors and its committees; and
•as part of the nominating and governance committee’s annual review of each director’s performance when considering whether to nominate the director for re-election to the board of directors.
As part of our evaluation and refreshment process, our board of directors has undergone significant refreshment in recent years. Assuming Ms. Bramley and Mr. Lissy are elected at the Annual Meeting, six new independent directors will have joined the board of directors since our initial public offering in 2018, in addition to Ms. Brown, who joined our board of directors in December 2019 in connection with her appointment as our CEO. We also periodically refresh the composition of the committees of our board of directors. Recent refreshment is illustrated below:

2024	2025		2026

Gary Steele	Dana L. Evan	Glenn Kelman	Claire Bramley	David Lissy
Became chair of the compensation committee	Appointed to the board of directors and became chair of the audit committee	Appointed to the board of directors	If elected at the Annual Meeting	If elected at the Annual Meeting

14 2026 Proxy Statement	Table of Contents
Board Oversight
Risk Oversight
Our board of directors, as a whole, has responsibility for risk oversight, and the committees of our board of directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment, and management of critical risks and management’s risk-mitigation strategies. Our board of directors and its committees engage, as appropriate, external advisors and experts to assist in anticipating future threats and trends and assessing risks associated with their respective principal areas of focus. Areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity, and tax), legal, regulatory, cybersecurity, privacy, artificial intelligence, compliance, and reputational risks. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this risk oversight structure.

Board of Directors
•Reviews strategic and operational risk through materials distributed prior to each regular board meeting and through discussions and reports from management at each meeting
•Receives reports on all significant committee activities at each regular board meeting
•Evaluates the risks inherent in significant transactions

Audit, Risk and Compliance Committee	Compensation Committee	Nominating and Governance Committee
•Reviews major financial and other
risk exposures, internal control over
financial reporting, disclosure controls
and procedures, and legal and
regulatory compliance
•Oversees our enterprise risk
management program and discusses
risk exposures, including those
relating to AI, and mitigation efforts
with management and, as necessary,
our independent auditor
•Reviews matters relating to
cybersecurity and data privacy and
security

•Oversees major compensation-
related risk exposures and the steps
management has taken to monitor or
mitigate such exposures
•Reviews executive development and
succession planning
•Reviews organization and people
activities

•Assesses risks relating to our
corporate governance practices and
board leadership structure
•Reviews the independence of our
directors and director nominees
•Oversees risks relating to corporate
responsibility and sustainability
matters

Management
•Regularly reports to the audit committee under our enterprise risk management program, including full enterprise risk assessments at least twice a year
•Risk mitigation efforts and updates are then reported to the audit committee throughout the year

Table of Contents	2026 Proxy Statement 15
Cybersecurity Risk Oversight
While everyone at Upwork plays a part in managing cybersecurity and data privacy risks, oversight responsibility is shared by our board of directors, audit committee, and management.
Our board of directors, as a whole, has responsibility for risk oversight, and the committees of our board of directors oversee and review risk areas that are particularly relevant to their respective functions. Among its focus areas, our audit committee reviews matters relating to cybersecurity and data privacy and regularly reports to our board of directors regarding such matters. In 2025, one member of our audit committee earned the CERT Certificate in Cybersecurity
Oversight from the National Association of Corporate Directors, or NACD. Our CISO presents quarterly live cybersecurity-
related updates to our audit committee, including at least one live update to the full board of directors each year, regarding recent developments, evolving standards, metrics about cyber threat response preparedness, program maturity milestones, material cybersecurity risks and risk mitigation status, and the current and emerging threat landscape. We also have implemented controls and procedures that provide for the communication of material cybersecurity incidents to our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Chief Legal Officer, as well as to our audit committee and/or to our full board of directors on a timely basis.
Our CISO leads our cybersecurity risk management program and collaborates closely with our legal team on data privacy matters at the management level. Appointed as our CISO in April 2025 after joining Upwork in 2021, our CISO has over two decades of experience in technology leadership roles across the healthcare and technology industries, including dedicated information security leadership positions at two publicly traded companies (including Upwork) since 2016. Our
CISO is supported by a seasoned leadership team composed of information security professionals who have held roles at some of the most well-known global brands and are recognized experts in their respective fields. Our CISO actively oversees and participates in the development and implementation of our cybersecurity policies and procedures, and the cybersecurity team provides the CISO with regular updates on the threat landscape, incidents, and emerging risks. Our
CISO and his team provide regular updates to the management team and promptly escalate issues that warrant executive attention.
For more information regarding our cybersecurity and data privacy risk management strategy, see “Item 1C.
Cybersecurity” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Corporate Strategy Oversight
Our board of directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhances our board of directors’ ability to support management in the execution and evaluation of our corporate strategy.
The independent members of our board of directors also hold regularly scheduled executive sessions at which strategy is discussed.
Management Succession Planning
Our board of directors recognizes that one of its most important duties is its oversight of succession planning for our CEO.
Our board of directors has delegated primary oversight responsibility for succession planning for our CEO to the compensation committee and the chairperson of our board of directors. Our CEO is responsible for identifying, evaluating, and selecting potential successors for our CEO’s direct reports. Our board of directors and the compensation committee continue to regularly evaluate succession planning, including a formal review during at least one regular meeting of each of the board of directors and compensation committee annually, to ensure that we are well positioned to continue to execute on our corporate strategy.

16 2026 Proxy Statement	Table of Contents
Human Capital Management
"At Upwork, we believe that when our people thrive, everything else follows. In 2025, that meant making real investments in AI-enabled tools and practices that give our teams more space for what matters most: innovation, connection, and impact. The result is a workforce that's not just equipped for the future of work—it's defining it."
Giulietta Pezzaniti, Chief People Officer
Board of Directors Oversight
Our board of directors recognizes the importance of our team and the value of an effective, creative, and inclusive work environment centered around a merit-based culture. Our board of directors meets regularly with management to discuss issues impacting our team members and ways to support our workforce. Our focus on culture comes from our board of directors and flows throughout our company. In evaluating our CEO and management team, emphasis is put on their contributions to our overall culture.
Our Team and Culture
Upwork’s purpose—creating opportunity in every era of work—is at the heart of our culture and guides how we build exceptional teams and products that lead our industry. Our workforce is intentionally dynamic, spanning corporate employees, independent talent engaged through our platforms and other workforce solutions, and trusted advisors. We bring our purpose to life both externally and internally through innovative AI technology that helps team members work smarter and more efficiently. We support flexibility through a global workspace program, with team members distributed around the world and connected through corporate offices in a hybrid model that enables meaningful in-person collaboration. Across this ecosystem, we use a robust tool set and AI-enabled practices to ensure every voice is heard, creativity thrives, organizational effectiveness stays front and center, and measurable business outcomes are delivered.
With ongoing commitment to learning and development and team enablement, we foster an environment where people can do their best work and drive outsized impact.
Our People
Our purpose not only drives the creation and continuous development of our platforms and workforce solutions, but it is also integral to how we engage our team members and our approach to creating and fostering an inclusive environment that promotes and encourages team enablement, career development, and wellness. As of December 31, 2025, we had approximately 630 corporate employees, and throughout 2025, we engaged approximately 1,600 independent team members through our platforms and other workforce solutions to provide services on a variety of internal projects. We believe the positive relationship between us, our team members, and our unique, strong culture differentiates us and is a key driver of our business success.
Training and Development
As an organization built on talent and skills development, we recognize the importance of providing our employees with ongoing professional development and leadership opportunities to support career progression and business performance.
Led by our Learning and Development team, we offer a range of learning and development programs designed to establish clear performance expectations, support employee growth and mobility, and build leadership capabilities across the organization. These efforts include providing access to an online learning platform with a broad course library covering
AI-enabled, functional, and job-specific skills, as well as targeted learning experiences at key moments such as onboarding, manager and leadership development, and required compliance training. Through these programs, we seek to maintain consistent standards for performance and development and to support an effective, skilled, and adaptable workforce.
Benefits and Competitive Compensation
We strive to offer market-competitive compensation and benefits to attract and retain employees for the long term. We regularly benchmark our employee compensation with external sources and the support of the compensation committee’s independent compensation consultant to ensure fair and equitable pay practices. We provide total rewards designed to attract and retain world-class employees through a total compensation package that includes long-term equity- and cash-

Table of Contents	2026 Proxy Statement 17
based awards for certain roles to align employee compensation with stockholder interests. Knowing our employees have diverse needs and life priorities, we also provide comprehensive benefits and services to those eligible, which include core benefits such as medical, dental, vision, and disability insurance, in addition to benefits tailored to the specific needs of our employees, such as mental health, fertility, family back-up care, and adoption support. We offer a health savings account with company contributions, family and medical leave, flexible working schedules, paid holidays, and flexible vacation policies. We are committed to supporting our employees’ financial well-being by providing tools and resources to enhance financial literacy and confidence. Through our financial coaching program and educational workshops, employees can gain valuable insights into budgeting, saving, and planning for their future. Additionally, we offer benefits like a 401(k) plan with matching contributions and an employee stock purchase plan that enables eligible employees to purchase shares of our stock at a discount through payroll deductions. These programs empower employees to take charge of their financial goals and build long-term security. Additionally, we offer a tuition reimbursement program to support employees in upskilling and furthering their professional development, empowering them to grow their careers while contributing to our long-term success.
Workforce Engagement and People Analytics
We engage with our workforce in meaningful ways and take timely action in response to feedback in connection with workforce-related practices. Research into workforce experience begins during onboarding and continues throughout a team member’s tenure at Upwork. This approach provides Upwork senior leadership and People team members with ongoing and near-real-time insight into key stages of the workforce experience. The collection of such data allows leadership, managers, and our People team to identify successes and opportunities at multiple levels, including for individual team members, company-wide programs, or larger organizational units. Over time, the aggregation and analysis of such data informs workforce-related decision-making and supports business objectives. In addition, we have a dedicated people analytics team that builds on insights from workforce feedback, including our lifecycle listening program, as well as broader data sources and methods to develop strategic and operational insights. These insights are used to inform workforce planning and initiatives related to employee experience and organizational effectiveness and to support overall business performance.
Employee Wellness
Employee safety and well-being is of paramount importance to us. We promote programs to support our employees’
physical, financial, and mental well-being. For example, we offer employee assistance and mindfulness programs to help employees and their families manage anxiety, stress, sleep, and overall well-being. Additionally, we believe that our employees are at their best when they take the time to recharge. In order to encourage our employees to recharge and make their well-being a priority, we provide unlimited paid time off in addition to our company-recognized holidays.

18 2026 Proxy Statement	Table of Contents
Sustainability and Impact
Sustainability and Impact Oversight
Our nominating and governance committee oversees our overall corporate responsibility and sustainability strategies, policies, and programs, including social and environmental risks and opportunities related to ethics, human rights, team enablement, and climate change and other environmental topics.
Our nominating and governance committee’s oversight is supported by our Sustainability and Impact team, which comprises our Sustainability and Impact Director and other members of the legal department and is responsible for engaging key stakeholders and strengthening our sustainability and impact performance. The team briefs the nominating and governance committee at least biannually, which then updates the full board of directors on relevant matters on a biannual basis.
Sustainability and Impact Strategy
We believe that operating in a responsible and sustainable way will drive long-term value creation, and we are committed to managing our sustainability and impact risks and opportunities. We aim to remove friction in the labor market, allow clients to hire contingent talent, and help talent around the world find better opportunities than those available in their local job markets.
In addition, we are committed to continued engagement with our key stakeholders, including through our year-round stockholder engagement program, and assessing the alignment between their priorities and our practices and disclosures.
Our sustainability and impact focus areas in 2025 are set forth below. For more information on our sustainability and impact programs and performance and our efforts to assess sustainability risks and opportunities, see our Sustainability
Reports Hub and our 2025 Impact Report on our website at upwork.com/about/our-impact/reports-hub.

Economic Opportunity	Team Enablement	Environment	Trust and Ethics
Our work marketplace empowers clients and independent talent to work together and build prosperity	We are committed to cultivating a workplace that enables all team members to be dynamic experts in their fields	We are focused on reducing our environmental footprint and building a more sustainable future of work	We are committed to upholding integrity, transparency, and ethical business practices

Table of Contents	2026 Proxy Statement 19
Stockholder Engagement
Our board of directors and management team value the perspective of our stockholders. Members of our board of directors and management team directly engage with our stockholders on matters such as our business and performance, executive compensation, corporate governance, and sustainability and impact practices so that we can understand stockholders’ views and expectations and share our perspectives on these important subjects. Our board of directors has a strong track record of incorporating stockholder feedback into our practices, as demonstrated by the recent changes to our executive compensation program described below in “—Fall 2025 Stockholder Engagement” and “Executive
Compensation—Executive Summary—Stockholder Engagement on Compensation.”
We maintain regular contact with stockholders through routine investor relations activities, including quarterly earnings calls, individual meetings, and investor conferences, as well as other communications channels. In addition to these investor relations touchpoints, we employ a year-round engagement program as described in the graphic below. These engagement efforts include participation by members of our board of directors and a cross-functional management team consisting of members of our Legal, Finance, Sustainability and Impact, and Investor Relations teams.

Spring
•File proxy statement •In-season stockholder outreach and engagement meetings to discuss matters to be voted on at the upcoming annual stockholder meeting •Annual stockholder meeting

Winter
•Update the board of directors
and relevant committees
regarding feedback from off-
season stockholder engagement
•Consider updates to our
executive compensation,
corporate governance, and
sustainability and impact
practices and disclosures and
other responses to feedback

Summer
•Update the board of directors
and relevant committees
regarding feedback from proxy
season stockholder engagement
and annual stockholder meeting
results
•Plan off-season stockholder
outreach and engagement
program

Fall
•Off-season stockholder outreach
and engagement meetings,
including gathering feedback on
potential actions to be taken to
address proxy season feedback
and annual stockholder meeting
results
•Explore other topics of
stockholder interest

Year-Round Engagement

20 2026 Proxy Statement	Table of Contents
Our board of directors uses stockholder feedback as a key input in deliberations on our executive compensation, corporate governance, and sustainability and impact practices. Some of the actions that we have taken in recent years that have been informed by stockholder feedback are detailed in the following table.

Topic	Highlights of Recent Actions
Executive Compensation
•Introduced new performance metrics to reflect our evolving business and strategy
◦Relative TSR multiplier added to PSU program in 2025
◦Profitability metrics added to short- and long-term incentive programs in 2024
•Differentiated performance metrics across short- and long-term incentive programs
•Introduced multi-year performance goals and periods for PSU awards
•Refreshed equity grant approach to mitigate dilution by introducing cash awards that vest over time to certain non-NEO employees
•Increased allocation of PSU awards as proportion of long-term incentive opportunity to 60% for CEO and
50% for non-CEO NEOs

Corporate Governance
•Appointed two independent directors in 2026 (assuming Ms. Bramley and Mr. Lissy are elected at the
Annual Meeting) and a total of six independent directors since our initial public offering in 2018, in addition to our CEO in 2019
•Adopted cure process for certain deficiencies in director nomination notices submitted by stockholders in
2025
•Adopted majority voting standard for uncontested director elections
•Adopted proxy access
•Amended Corporate Governance Guidelines to clarify that third-party nominated director nominees are not expected to provide additional disclosure compared to those nominated by our nominating and governance committee

Sustainability and Impact
•Disclosed detailed information on sustainability and impact initiatives, including in our annual Impact
Report published each April
•Disclosed the results of our annual pay equity audit
•Aligned our reporting with Sustainability Accounting Standards Board (SASB) standards, Task Force on
Climate-Related Financial Disclosures (TCFD) recommendations, and the UN Sustainable Development
Goals (SDGs) framework

Fall 2025 Stockholder Engagement
Following our 2025 annual stockholder meeting, we contacted many of our largest institutional stockholders and engaged with all stockholders who accepted our request for a meeting as part of our fall stockholder engagement program. Our engagement team included participation by Mr. Steele, the chair of our compensation committee, and a cross-functional management team consisting of our Chief Legal Officer and members of our Legal, Sustainability and Impact, and
Investor Relations teams. Topics discussed during these meetings included our corporate governance practices and oversight of key and emerging risks, recent board refreshment and leadership updates, our executive compensation program, including stock plan design in advance of the expiration of our 2018 Equity Incentive Plan, which we refer to as the 2018 Plan, and strategic updates, including our launch of Lifted.

Contacted	Engaged	Director participation
53% of outstanding shares	42% of outstanding shares	72% of engaged shares

Table of Contents	2026 Proxy Statement 21
Governance Policies and Practices
Related Party Policy and Transactions
Our board of directors has adopted a written related party transaction policy that sets forth policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement, or relationship in which we or any of our subsidiaries was, is, or will be a participant, the amount of which exceeds $120,000, and in which any related person had, has, or will have a direct or indirect material interest. A “related person” means:
•any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of our company or a nominee to become a director;
•any person who is known by us to be the beneficial owner of more than 5% of our voting securities; and
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-
law of a director, director nominee, executive officer, or beneficial owner of more than 5% of our voting securities, and any person (other than a tenant or employee) sharing the household of such director, director nominee, executive officer, or beneficial owner of more than 5% of our voting securities.
These policies and procedures are designed to minimize potential conflicts of interest arising from any dealings we may have with our related persons and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, the audit committee has the responsibility to review related person transactions, unless the related person is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by our nominating and governance committee. The audit committee (or nominating and governance committee, if applicable), in approving or rejecting the proposed transaction, may consider the relevant and available facts and circumstances, including the terms of the transaction and the impact on a director’s independence in the event the related person is a director or an immediate family member or affiliate of a director.
In addition to the executive officer and director compensation arrangements discussed below under “Executive
Compensation” and “Proposal 1: Election of Directors—Director Compensation,” respectively, the following indemnification agreements with each of our directors and executive officers are our only related person transactions since January 1,
2025.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by the Delaware General Corporation Law, which we refer to as the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers. For more information regarding these agreements, see the section titled “Executive Compensation—Compensation Discussion and Analysis—
Other Compensation Policies and Considerations—Limitations on Liability and Indemnification Matters.”
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of our company.
Our Corporate Governance Guidelines are available in the “Investor Relations” section of our website, which is located at
investors.upwork.com, by clicking “Documents & Charters” in the “Governance” section of our website. Our nominating and governance committee and board of directors review the Corporate Governance Guidelines annually.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all the members of our board of directors, officers, employees, and independent team members for all Upwork operations. Our Code of Business Conduct and
Ethics is posted in the “Investor Relations” section of our website, which is located at investors.upwork.com under
“Documents & Charters” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under applicable SEC and Nasdaq disclosure requirements regarding amendments to, or waivers of, a provision of our Code of

22 2026 Proxy Statement	Table of Contents
Business Conduct and Ethics by posting such information on our website at the address and location specified above. Our nominating and governance committee and board of directors review the Code of Business Conduct and Ethics annually.
Anti-Corruption Policy
We have adopted an Anti-Corruption Policy, which applies to all members of our board of directors, officers, employees, and independent team members and is intended to promote high standards of ethical business conduct and compliance with applicable anti-bribery laws, rules, and regulations for all Upwork operations. The Anti-Corruption Policy sets forth certain prohibited payments and red flags requiring manager notification, due diligence and recordkeeping requirements, and a mechanism to report violations. Our board of directors reviews the Anti-Corruption Policy annually.
AI Policies and Practices
We believe that harnessing AI responsibly and ethically is crucial to building a future that works for everyone.
•Board Oversight. Our audit committee is responsible for overseeing AI-related risks as part of our broader enterprise risk management process and receives full enterprise risk assessments at least twice a year.
•Mindful AI Principles. We have adopted Mindful AI Principles to guide AI development and deployment across our family of businesses, helping us prevent bias, deliver ethical solutions, and find the right balance between AI automation and human expertise.
•AI Governance Committee. Our AI Governance Committee, made up of leaders from our product, information security, finance and legal functions, provides internal oversight of our AI development, helping align the models we build, test, and deliver with our AI principles and compliance requirements.
•Generative AI Technology Policy. We maintain a Generative AI Technology Policy that provides guidelines for internal usage of generative AI designed to enable innovation while safeguarding sensitive data and our proprietary assets and reputation and maintaining compliance with applicable laws and regulations.
•Continuing Education. We include training on the safe use and risks of AI technology annually, covering issues such as AI bias, hallucinations, and more.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of Upwork securities that applies to all Upwork personnel, including directors, officers, employees, and other service providers. The Insider Trading
Policy also provides that Upwork will not transact in its own securities unless in compliance with U.S. securities laws. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to Upwork.
Majority Voting Standard for Director Elections and Director Resignation Policy
Our amended and restated bylaws provide for a majority voting standard for uncontested elections of directors and require that stockholder director nominations include a written statement as to whether the nominee intends to tender an irrevocable resignation upon such nominee’s election or re-election. The majority voting standard provides that, in uncontested director elections, a director nominee will be elected only if the number of votes cast “FOR” the nominee exceeds the number of votes cast “AGAINST” the nominee. In addition, our Corporate Governance Guidelines require each incumbent nominee to submit an irrevocable contingent resignation letter prior to the annual meeting of stockholders in which such election is to take place. This addresses the “holdover” director situation under the DGCL, pursuant to which a director remains on the board of directors until such director’s successor is elected and qualified. Such resignation becomes effective only upon (i) such nominee’s failure to receive the requisite number of votes for re-election at any future meeting at which such person would face re-election and (ii) our board of directors’ acceptance of such resignation.
If the nominee does not receive the requisite number of votes for re-election, our nominating and governance committee will make a recommendation to our board of directors as to whether to accept or reject the resignation, or whether other action should be taken. Our board of directors will act on the nominating and governance committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

Table of Contents	2026 Proxy Statement 23

2025 Meetings
Board of Directors	7
Audit Committee	5
Compensation Committee	6
Nominating and Governance Committee	3
Board and Committee Meetings and Attendance
Our board of directors and its committees meet
regularly throughout the year and also hold special
meetings and act by written consent from time to time.
During 2025, our board of directors and its principal
committees held the number of meetings set forth in the
table to the right and also acted by unanimous written
consent.
During 2025, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served, except for Ms. Brown, who did not attend two meetings of the board of directors at which the sole topic of discussion was her compensation. The independent directors meet in regularly scheduled executive sessions without management to promote open and honest discussion.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All members of our board of directors attended our 2025 annual meeting of stockholders in their capacity as directors of our company.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors
(including our chairperson) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Sales materials, abusive, threatening, or otherwise inappropriate materials, and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The mailing address for these communications is:
Upwork Inc.
c/o Corporate Secretary
3490 S 4400 W #70008
West Valley City, UT 84120

24 2026 Proxy Statement	Table of Contents
Proposal 1: Election of Directors
Our board of directors currently consists of eight directors divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II and nominees for election as Class II directors will stand for election at the Annual Meeting. The terms of office of directors in Class III and
Class I do not expire until the annual meetings of stockholders held in 2027 and 2028, respectively. Ms. Srinivasan is not standing for re-election as a member of our board of directors at the Annual Meeting and on April 17, 2026, notified our board of directors that she intends to resign from our board of directors effective immediately prior to the election of directors at the Annual Meeting. On April 17, 2026, Ms. Vazquez-Ubarri notified our board of directors that she intends to resign from our board of directors effective immediately prior to the election of directors at the Annual Meeting. In connection with the resignation of Ms. Vazquez-Ubarri, the Class III directorship held by Ms. Vazquez-Ubarri was eliminated by our board of directors and was reassigned as a Class II directorship.
At the recommendation of our nominating and governance committee, our board of directors proposes that each of Claire
Bramley, David Lissy, and Gary Steele be elected as a Class II director for a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal.
We have a majority voting standard for uncontested elections of directors, which means that to be elected, a director nominee must receive a majority of the votes cast. This means the number of shares voted “FOR” a director nominee must exceed the votes cast “AGAINST” that nominee (with “abstentions” and “broker non-votes” not counted as a vote cast either “FOR” or “AGAINST” that director’s election). If any nominee, for any reason, is unable to serve or, for good cause, will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

Table of Contents	2026 Proxy Statement 25
Director Nominees
Information about the nominees for election as directors at the Annual Meeting is set forth below.
Class II Director Nominees

Claire Bramley Independent	Board Committees: Audit, Risk and Compliance*	Director Since: N/A	Age: 48

Experience:
•Xero Limited (ASX: XRO), cloud accounting software company
◦Chief Financial Officer (since April 2025)
•Teradata Corporation (NYSE: TDC), cloud database and analytics software company
◦Chief Financial Officer (2021 – April 2025)
•HP Inc. (NYSE: HPQ), multinational information technology company
◦Global Controller (2019 – 2021)
◦Head of Finance, EMEA
◦VP, Worldwide Financial Planning and Analysis
•SSP Group plc, multinational contract foodservice company
◦Head of Financial Planning and Analysis
Select Skills and Qualifications:
•Finance and Capital Allocation: gained through her more than 20 years in senior finance leadership roles, including as public company chief financial officer and in corporate controller and financial planning and analysis roles. Ms. Bramley is an Associate of The Chartered Institute
of Management Accountants (ACMA).
•Risk Management and Compliance: developed through her leadership of global financial controls, enterprise risk management, and governance and performance management, including responsibility for financial compliance and regulatory integrity as corporate controller of a multinational company and through public company audit committee experience.
•Strategic Planning and Transformation: acquired through her extensive experience overseeing finance, strategy, and transformation, leading and scaling global teams, and managing complex mergers and acquisitions, including leadership of the Mergers, Acquisition and Divestiture
Organization that supported all merger and acquisition activity across HP.
Education:
•B.S., Accounting and Financial Management, Loughborough University
•ACMA, The Chartered Institute of Management Accountants
*If elected, Ms. Bramley will serve as a member of our audit committee.

Prior Public Company Board Experience: •ANSYS, Inc. (Nasdaq: ANSS) (acquired by Synopsys in 2025), software company (2022 – 2025)

26 2026 Proxy Statement	Table of Contents

David Lissy Independent	Board Committees: Audit, Risk and Compliance*	Director Since: N/A	Age: 60

Experience:
•Bright Horizons Family Solutions Inc. (NYSE: BFAM), child care and education services company
◦Executive Chairman (2018 – 2019)
◦Chief Executive Officer (2002 – 2018)
◦Executive Vice President
◦Chief Development Officer
•Aetna U.S. Healthcare, healthcare company
◦Senior Vice President/General Manager
Select Skills and Qualifications:
•Executive Leadership: evidenced by his almost two decades as Executive Chairman and Chief
Executive Officer of Bright Horizons, where he led a large, complex organization through sustained growth, scaled operations globally, and developed a high-performing, culture-driven workforce.
•Finance and Capital Allocation: evidenced by his leadership of Bright Horizons through multiple transformational transactions, including its initial public offering, take-private transaction, and return to the public markets, as well as his experience overseeing capital allocation, financial performance, and investor engagement.
•Strategic Planning and Transformation: evidenced by his role in expanding Bright Horizons’
service offerings and scaling the company into a global provider operating across multiple international markets, while navigating periods of business disruption and evolving customer needs.
Education:
•B.S., Management & Economics, Ithaca College
*If elected, Mr. Lissy will serve as a member of our audit committee.

Other Public Company Directorships:
•Bright Horizons Family Solutions Inc.
(NYSE: BFAM), child care and
education services company (since
2001)
Prior Public Company Board Experience:
•Redfin Corporation (Nasdaq: RDFN)
(acquired by Rocket Companies in
2025), technology-powered real estate
company (2018 – 2025)
Other Affiliations:
•Operating Advisor, Advent
International, private equity firm
•Director, BeneLynk, Inc., social care
advocacy company
•Director, Benchmark Senior Living,
assisted living company
•Director, Encore Fire Protection, fire
protection services company
•Director, HopSkipDrive, transportation
network company

Table of Contents	2026 Proxy Statement 27

Gary Steele Independent	Board Committees: Compensation (Chair)	Director Since: 2018	Age: 63

Experience:
•Shield AI Inc., defense technology company
◦Chief Executive Officer (since May 2025)
•Cisco Systems Inc. (Nasdaq: CSCO), worldwide technology company
◦President, Go-to-Market (2024 – May 2025)
◦EVP and GM, Splunk (2024)
•Splunk Inc. (Nasdaq: SPLK) (acquired by Cisco in 2024), data security and observability company
◦President and Chief Executive Officer (2022 – 2024)
•Proofpoint Inc. (Nasdaq: PFPT) (acquired by Thoma Bravo in 2021), cybersecurity company
◦Chief Executive Officer (2002 – 2022)
•Portera Systems Inc. (acquired by Gores Technology Group in 2002), software company
◦Chief Executive Officer
•Sybase, Inc., software company
◦VP and GM, Middleware and Data Warehousing Product Group
•Sun Microsystems, Inc. (Nasdaq: SUNW), hardware and software company
◦Manager, Market Development
•Hewlett-Packard Company (NYSE: HPQ), information technology company
◦Product Manager
◦Software Engineer
Select Skills and Qualifications:
•Go-to-Market: software expertise and a deep understanding of go-to-market strategy developed through his 40-year career in leadership and senior executive roles at some of the most significant technology companies.
•Cybersecurity: a highly regarded cybersecurity expert with a career helping global companies safeguard data, systems, and infrastructure, his experience includes serving as founding CEO of
Proofpoint, where he led its rise from an early-stage startup to a leading security-as-a-service provider.
•Strategic Planning and Transformation: gained through his senior executive roles with a proven track record of scaling tech company operations and growing global enterprises, including as CEO of Splunk, where he led the company to grow total revenue by 58% (to $4.2 billion) over two years.
Education:
•B.S., Computer Science, Washington State University

Other Public Company Directorships:
•Samsara Inc. (NYSE: IOT), technology
company (since 2025)
Prior Public Company Board Experience:
•Splunk Inc. (Nasdaq: SPLK) (acquired
by Cisco in 2024), data security and
observability company (2022 – 2024)
•Proofpoint Inc. (Nasdaq: PFPT)
(acquired by Thoma Bravo in 2021),
cybersecurity company (2002 – 2022)
(Chair, 2018 – 2021)
Other Affiliations:
•Co-Chair, Aspen Digital U.S.
Cybersecurity Group
•Director, Synack, Inc., cybersecurity
company

28 2026 Proxy Statement	Table of Contents
Continuing Directors
Information about our directors who are serving terms that end following the Annual Meeting is set forth below.
Class III Directors

Hayden Brown	Board Committees: None	Director Since: 2019	Age: 44

Experience:
•Upwork Inc.
◦President and Chief Executive Officer (since 2020)
◦Chief Marketing and Product Officer (2019)
◦SVP, Product and Design (2016 – 2019)
◦VP, Head of Product (2015 – 2016)
◦Numerous product leadership roles for oDesk Corporation (merged with Elance in 2014;
rebranded as Upwork in 2015) (2011 – 2015)
•LivePerson, Inc. (Nasdaq: LPSN), online messaging, marketing, and analytics company
◦VP, Corporate Development
•Microsoft Corporation (Nasdaq: MSFT), technology company
◦Director, Corporate Strategy and M&A
◦Senior Strategy Manager
•McKinsey & Company, global management consulting firm
◦Senior Business Analyst
Select Skills and Qualifications:
•Strategic Planning and Transformation: developed deep expertise in growth strategies through multiple leadership roles at Upwork, where during her tenure as CEO total revenue has more than doubled and she recently oversaw a rapid transformation to profitability.
•Go-to-Market: gained through various roles at Upwork, including as Chief Marketing and Product
Officer, where under her leadership, the company has vastly expanded its product portfolio. Most recently, she oversaw the introduction of Uma, Upwork's Mindful AI, a powerful AI companion designed to help businesses and freelancers every step of the way across the Upwork experience.
•Technology and Innovation: acquired through her roles at technology-based companies. At
Upwork, she has focused on developing and expanding our leading online platform, including leveraging cutting-edge technology to improve our customers’ productivity.
Education:
•A.B., Politics, Princeton University

Table of Contents	2026 Proxy Statement 29

Glenn Kelman Independent	Board Committees: Compensation	Director Since: 2025	Age: 55

Experience:
•Redfin Corporation (Nasdaq: RDFN) (acquired by Rocket Companies in 2025), technology-
powered real estate company
◦Chief Executive Officer (2005 – January 2026)
•Plumtree Software, software company
◦VP, Marketing and Product Management
◦Co-founder
Select Skills and Qualifications:
•Executive Leadership: demonstrated through his more than two decades as CEO of Redfin, a technology-powered real estate company, and his tenure at Plumtree, where he led engineering, marketing, product management, and business development.
•Technology and Innovation: evidenced by his almost 30 years of experience creating and leading successful technology-based and software companies, including his stewardship of
Redfin over 20 years and his career as a founder and VP at Plumtree Software.
•Strategic Planning and Transformation: gained through his past leadership roles, including at
Redfin where he led the company through multiple transactions and acquisitions, including its
$2.4 billion sale to Rocket Companies.
Education:
•B.A., English, University of California at Berkeley

Prior Public Company Board Experience:
•Redfin Corporation (Nasdaq: RDFN)
(acquired by Rocket Companies in
2025), technology-powered real estate
company (2006 – 2025)
Other Affiliations:
•Director, Ridwell, Inc., recycling
company
•Director, Esusu, Inc., financial
technology platform company

30 2026 Proxy Statement	Table of Contents
Class I Directors

Thomas Layton Independent Chairperson	Board Committees: Nominating and Governance (Chair)	Director Since: 2014	Age: 63

Experience:
•oDesk Corporation (merged with Elance in 2024; rebranded as Upwork in 2015)
◦Chairperson (2011 – 2014)
◦Director (2006 – 2014)
•Metaweb Technologies Inc. (acquired by Google in 2010), data infrastructure company
◦Chief Executive Officer (2007 – 2010)
•OpenTable Inc. (Nasdaq: OPEN), online restaurant reservation company
◦Chief Executive Officer
•CitySearch, Inc., online city guide company
◦Co-Founder, President and Chief Operating Officer
•Boston Consulting Group, global management consulting firm
◦Associate Consultant
Select Skills and Qualifications:
•Strategic Planning and Transformation: demonstrated by his leadership at companies in multiple sectors through early stage to acquisition or IPO, managing significant organic growth.
For example, as CEO of OpenTable, Mr. Layton oversaw the expansion from 500 restaurant partners to over 7,000 and the growth of online reservations to over two million per month.
•Technology and Innovation: gained through a long and successful career of leading and developing internet businesses and leveraging innovation to drive business growth and boost revenue as both an executive and board member.
•Finance and Capital Allocation: developed through his extensive executive leadership of many companies, balancing growth initiatives with profitability, maximizing returns on investments, and determining how best to invest funds to drive long-term value. Further demonstrated by his experience serving on the boards of companies that were successfully acquired.
Education:
•B.S., University of North Carolina at Chapel Hill
•M.B.A., Stanford Graduate School of Business

Prior Public Company Board Experience:
•OpenTable Inc. (Nasdaq: OPEN)
(acquired by the Priceline Group in
2014), online restaurant reservation
company (1999 – 2014)
•Ancestry.com Inc. (Nasdaq: ACOM)
(acquired by Permira in 2012), online
genealogy company (2009 – 2012)
Other Affiliations:
•Director, Capsule Inc., online pharmacy
company
•Director, Hostie AI, artificial intelligence
platform
•Director, Just Appraised Inc., tax
assessment software company
•Director, Wholesail Inc., payments
software company

Table of Contents	2026 Proxy Statement 31

Dana L. Evan Independent	Board Committees: Audit, Risk and Compliance (Chair) Compensation Nominating and Governance	Director Since: 2025	Age: 66

Experience:
•Icon Ventures, venture capital firm
◦Venture Partner (2013 – 2020)
•VeriSign, Inc. (Nasdaq: VRSN), internet and telecommunications infrastructure company
◦Chief Financial Officer (1996 – 2007)
Select Skills and Qualifications:
•Finance and Capital Allocation: gained through her tenure as a certified public accountant and over 25 years of executive leadership in global finance and operations management in the technology and media sectors. As the founding CFO of VeriSign, she was instrumental in leading the company from a venture-backed startup to a leading global provider of critical internet infrastructure.
•Strategic Planning and Transformation: demonstrated by her long and successful career investing in and serving on the board of companies in the internet, technology and media sectors, including nearly seven years as a venture partner at Icon Ventures investing in early startup technology companies.
•Risk Management and Compliance: acquired through nearly 20 years of service as a director for public and private companies, including as a member or chair of audit, nominating and governance, and compensation committees, and as lead independent director. Ms. Evan was recognized by NACD as the 2019 Director of the Year and obtained NACD’s CERT Certificate of
Cybersecurity Oversight in 2025.
Education:
•B.S., Commerce, Santa Clara University
•C.P.A. (inactive)

Other Public Company Directorships:
•Box, Inc. (NYSE: BOX), intelligent
content management company (since
2011)
•Nextdoor Holdings, Inc. (NYSE: KIND),
neighborhood social networking
platform (since 2023)
Prior Public Company Board Experience:
•Farfetch Limited (NYSE: FTCH)
(acquired by Coupang in 2024), luxury
fashion technology platform (2015 –
2023)
•Momentive Global Inc. (formerly
SurveyMonkey) (Nasdaq: MNTV)
(acquired by Symphony Technology
Group in 2023), online agile experience
management company (2012 – 2023)
•Domo, Inc. (Nasdaq: DOMO), business
intelligence tools and data visualization
company (2018 – 2023)
•Proofpoint, Inc. (Nasdaq: PFPT)
(acquired by Thoma Bravo in 2021),
cybersecurity company (2008 – 2021)
•Criteo S.A. (Nasdaq: CRTO),
advertising company (2013 – 2017)
•Everyday Health, Inc. (NYSE: EVDY)
(acquired by Ziff Davis in 2016), digital
health and wellness company (2009 –
2016)
•Fusion-io, Inc. (NYSE: FIO) (acquired
by SanDisk Corporation in 2014), flash
memory technology company (2011 –
2014)
•Omniture, Inc. (Nasdaq: OMTR)
(acquired by Adobe Systems
Incorporated in 2009), online marketing
and web analytics company (2006 –
2009)
Other Affiliations:
•Director, Motive Technologies Inc., AI
software platform company for physical
operations
•Director, Pendo.io Inc., software
experience management platform
company

32 2026 Proxy Statement	Table of Contents

Kevin Harvey Independent	Board Committees: Nominating and Governance	Director Since: 2014	Age: 61

Experience:
•Benchmark Capital, venture capital firm
◦Founder and General Partner (since 1995)
•oDesk Corporation (merged with Elance in 2014; rebranded as Upwork in 2015)
◦Director (2006 – 2014)
•Approach Software Corporation (acquired by The Lotus Development Corporation in 1993), software company
◦Founder, President and Chief Executive Officer
•StyleWare Inc. (acquired by Claris Corporation, a subsidiary of Apple, in 1988), software company
◦Founder
Select Skills and Qualifications:
•Finance and Capital Allocation: gained by founding two companies that were successfully acquired and through his nearly 30-year career as a founder and partner of a leading early-stage venture capital firm with a strong track record as an early backer of many of the most transformative technology companies of the past several decades, including eBay, Snapchat,
Red Hat, and Uber.
•Strategic Planning and Transformation: recognized as a seasoned entrepreneur, Mr. Harvey has experience as a founder, executive, and investor in numerous startups, many of which have gone on to be publicly traded or reached successful M&A exits.
•Technology and Innovation: demonstrated by his significant experience as a founder of successful software companies, including StyleWare, which pioneered integrated software for
Apple, and as an investor in many startups in the software, infrastructure, mobile, and consumer industries.
Education:
•B.S., Engineering, Rice University

Prior Public Company Board Experience:
•Proofpoint, Inc. (Nasdaq: PFPT)
(acquired by Thoma Bravo in 2021),
cybersecurity company (2002 – 2021)
Other Affiliations:
•Director, Minerva Project Inc.,
education innovation company

Table of Contents	2026 Proxy Statement 33
Additional Current Directors
As noted above, Ms. Srinivasan is not standing for re-election as a member of our board of directors at the Annual
Meeting, and Ms. Vazquez-Ubarri has resigned from our board of directors effective immediately prior to the election of directors at the Annual Meeting. Information about Mses. Srinivasan and Vazquez-Ubarri is set forth below.

Leela Srinivasan Independent	Board Committees: Audit, Risk and Compliance	Director Since: 2019	Age: 52

Experience:
•PARITY, sports marketing consultancy
◦Chief Executive Officer (since 2023)
•Checkout.com, global payments provider
◦Chief Marketing Officer (2021 – 2023)
•SurveyMonkey (Nasdaq: MNTV), online agile experience management company
◦Chief Marketing Officer (2018 – 2021)
•Lever, Inc., recruiting software company
◦Chief Marketing Officer
•OpenTable Inc. (Nasdaq: OPEN) (acquired by the Priceline Group in 2014), online restaurant reservation company
◦VP, Restaurant Marketing & Product Marketing
•LinkedIn Corporation (NYSE: LNKD), professional networking company
◦Director of Marketing, LinkedIn Talent Solutions
◦Group Marketing Manager, Thought Leadership, Talent Connect and Content
◦Senior Product Marketing Manager, Recruiting Solutions
•Bain & Company, global management consulting firm
◦Management consulting positions
Select Skills and Qualifications:
•Go-to-Market: developed through numerous marketing leadership roles, including as CMO at three high-growth companies. For example, at LinkedIn, she was responsible for defining products, marketing approach, and pricing for its talent and recruiting businesses.
•Executive Leadership: gained through senior leadership roles, most recently as CEO of
PARITY, a platform supporting pay parity in professional sports sponsorship, where she has overseen the growth of the network to over 1,400 female athletes for sponsorship connections ranging in size from smaller businesses to Fortune 500 companies, making sponsorship in women’s sports more approachable.
•Technology and Innovation: acquired over a 25-year career, which includes top roles at software and online technology companies, with a successful track record of developing a strategy for bringing products through market release and beyond. In particular, Ms. Srinivasan has extensive human resources technology industry experience through her roles at LinkedIn,
Lever, and SurveyMonkey.
Education:
•M.A., History and English Literature, University of Edinburgh
•M.B.A., Tuck School of Business at Dartmouth

Other Affiliations:
•The Tuck School of Business at
Dartmouth
◦Member of Board of Advisors
◦Chair Emerita, MBA Advisory
Council
•Venture capital investor
◦Bull City Venture Partners
◦Neythri Futures Fund
◦Stage 2 Capital

34 2026 Proxy Statement	Table of Contents

Anilu Vazquez-Ubarri Independent	Board Committees: Audit, Risk and Compliance	Director Since: 2020	Age: 49

Experience:
•TPG Inc. (Nasdaq: TPG), global private investment firm
◦Chief Operating Officer (since 2023)
◦Partner (since 2019)
◦Chief Human Resources Officer (2018 – 2023)
•The Goldman Sachs Group, Inc. (NYSE: GS), multinational bank and financial services company
◦Managing Director, Chief Diversity Officer & Global Head of Talent
◦Managing Director, Chief Diversity Officer & Global Head of Talent Development
◦Various leadership roles
•Shearman & Sterling LLP, global law firm
◦Associate, Executive Compensation & Employee Benefits
•Accenture plc (NYSE: ACN), global professional services company
◦Analyst, Strategy
Select Skills and Qualifications:
•Human Capital Management: acquired deep expertise through her over 20-year career in leadership roles responsible for talent management, including evolving and driving recruitment, learning, leadership, and diversity strategies. As CHRO of TPG, she prioritized talent, institutionalizing the firm’s culture of inclusivity, transparency, and innovation, as well as providing support for important growth initiatives.
•International Business: evidenced through her current role as COO of TPG, where she oversees the global operations of the private investment firm, and her other extensive experience with international operations, including management of employees, talent development, benefits, and related responsibilities across various global geographies and jurisdictions.
•Strategic Planning and Transformation: gained through her roles at TPG and Goldman Sachs, where she oversaw multi-year human resources strategies, and further developed in her executive roles at TPG where she has been integral to several important milestones, including the firm’s IPO in 2022 and 2023 acquisition of Angelo Gordon.
Education:
•A.B., History and Latin American Studies, Princeton University
•J.D., Fordham University School of Law

Other Public Company Directorships:
•TPG Inc. (Nasdaq: TPG), global private
investment firm (since 2022)
Prior Public Company Board Experience:
•TPG Pace Beneficial II Corp. (NYSE:
YTPG), special purpose acquisition
company (2021)
Other Affiliations:
•Director, Charter School Growth Fund
(nonprofit)
•Director, Greenhouse Software, Inc.,
human resources software company
•Director, Vera Institute (nonprofit),
criminal justice reform think tank

Table of Contents	2026 Proxy Statement 35
Director Expertise, Experience, and Attributes
The matrix below summarizes the expertise, experience, and attributes of each director (effective as of the date of the
Annual Meeting) and director nominee that our board of directors considers desirable based on our current business and strategy. This matrix does not encompass all expertise, experience, or attributes of our directors and director nominees.
For more information on the qualifications that each director and director nominee brings to our board of directors, see the biographies above.

Key Experience and Skills	Layton	Bramley	Brown	Evan	Harvey	Kelman	Lissy	Steele
Technology and Innovation Experience in the technology industry and in management of technology companies and/or experience with emerging technologies or in technology product or service development	✓	✓	✓	✓	✓	✓		✓
Strategic Planning and Transformation Experience in providing insight into developing, implementing, and assessing businesses and strategy, including organic and inorganic growth initiatives	✓	✓	✓	✓	✓	✓	✓	✓
Go-to-Market Experience leading corporate marketing functions and/or experience in product development and launching or promoting products or services to the market	✓		✓	✓	✓	✓	✓	✓

Human Capital Management
Experience in attracting, motivating,
developing, and retaining qualified
personnel to foster a corporate culture that
encourages and promotes accountability,
performance, and belonging
	✓		✓	✓	✓	✓	✓	✓
Finance and Capital Allocation Experience in leadership of a financial firm or management of the finance function of an enterprise, including capital allocation and cost management experience	✓	✓	✓	✓	✓	✓	✓	✓
Executive Leadership Experience as a senior executive or leader of significant business operations with an understanding of strategy, development, and operations	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Experience managing cybersecurity, information, and data security risks in enterprise operations		✓	✓	✓		✓		✓
International Business Experience with global businesses, operations, strategy, and/or customer bases	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management and Compliance Experience in overseeing risk management and/or regulatory and legal compliance		✓	✓	✓		✓		✓

Other Public Company Board Service
Experience serving on other public
company boards and understanding
corporate governance matters, such as
ethics, corporate responsibility, and
protection of stockholder interests
	✓	✓		✓	✓	✓	✓	✓
Corporate Sustainability and Impact Experience with corporate sustainability and impact matters		✓		✓		✓		✓

36 2026 Proxy Statement	Table of Contents
Director Compensation
Non-Employee Director Compensation Arrangements
We maintain a non-employee director compensation

Annual Compensation Elements	Form
Annual Award	Elect - Cash or RSUs
General Board Service Fee	Elect - Cash or RSUs
Committee Membership Fees	Cash

One-Time Compensation Elements	Form
Initial Award	RSUs

program for our directors who are not Upwork employees
intended to help attract, motivate, and retain directors
capable of contributing to the long-term success of our
company. Our compensation committee is responsible for
reviewing and making recommendations to our board of
directors regarding compensation paid to our non-
employee directors for their service on our board of
directors and its committees. On a biennial basis, our
compensation committee, with the support of its
independent compensation consultant, reviews our non-
employee director compensation program to ensure that
the program is competitive with peer and broader market
practices.
In April 2022, our board of directors approved an amended and restated non-employee director compensation program.
The table above summarizes our current amended and restated non-employee director compensation program, and each element is further described below.
The 2018 Plan provides that non-employee directors may not receive equity awards with an aggregate grant date fair value that, when combined with cash compensation received for service as a non-employee director, exceeds $1,000,000 in a calendar year.
Annual Award
Each non-employee director receives an annual award, or the Annual Award, which the non-employee director may elect to receive in the form of either (i) a $185,000 cash payment or (ii) an RSU award with a total value of $185,000 based on an average of the closing prices of our common stock for the 30-calendar day period ending on the last trading day immediately preceding the grant date.
A non-employee director’s initial Annual Award is granted on the non-employee director’s initial appointment or election date and is prorated for partial quarters served. Each year thereafter, the Annual Award is granted on the date of our annual meeting of stockholders.
The Annual Award fully vests, or in the case of cash is paid, on the earlier of (i) the date immediately prior to our next annual meeting of stockholders and (ii) the date that is one year following the grant date, so long as the non-employee director continues to provide services as a non-employee director to us through such date. The Annual Award is paid (in the case of cash) or settled (in the case of RSUs) in the same calendar year in which the Annual Award vests.
The Annual Award (regardless of the form of payment) will accelerate in full immediately prior to the consummation of a
Corporate Transaction (as defined in the 2018 Plan).
Annual Board Service Fees

Annual Board Service Fees
General Board Service Fee	$55,000
Non-Executive Chairperson Fee	$60,000
Lead Independent Director Fee(1)	$15,000
(1) No lead independent director fee was payable for 2025, as an independent director served as our chairperson for the entirety of 2025.

The table to the right sets forth annual compensation
payable, which we refer to as a Fee, to each non-
employee director for general service as a member of the
board of directors, which we refer to as the General Board
Service Fee, and for any service in a general board
leadership position. Each Fee is prorated for partial
quarters served and is payable in the form of cash or
RSUs at a non-employee director’s election.
Fees elected to be received in cash, which we refer to as
the Fee (Cash), are paid quarterly in arrears, so long as
the non-employee director continues to provide services in
the applicable capacity to us through such date.

Table of Contents	2026 Proxy Statement 37
Fees elected to be received in RSUs, which we refer to as the Fee (RSU), are granted initially on the non-employee’s initial appointment or election date, and subsequent Fees (RSU) are granted on the date of our annual meeting of stockholders each year thereafter. The number of shares subject to the applicable Fee (RSU) is based on an average of the closing prices of our common stock for the 30-calendar day period ending on the last trading day immediately preceding the grant date. The Fee (RSU) vests and settles quarterly, so long as the non-employee director continues to provide services in the applicable capacity to us through such date.
The final quarterly installment of each Fee (Cash) or Fee (RSU) is paid or fully vests, as applicable, on the earlier of (i) the date immediately prior to our next annual meeting of stockholders and (ii) the date that is the last day of the last full quarter of the vesting of such grant, in each case, so long as the non-employee director continues to provide services in the applicable capacity to us through such date.
The Fee (regardless of the form of payment) will accelerate in full immediately prior to the consummation of a Corporate
Transaction (as defined in the 2018 Plan).
Annual Committee Membership Fees

Annual Committee Membership Fees
Audit committee chair	$35,000
Audit committee member	$17,500
Compensation committee chair	$15,000
Compensation committee member	$7,500
Nominating and governance committee chair	$8,500
Nominating and governance committee member	$4,300
In addition, each non-employee director receives
additional annual compensation for committee
membership as set forth in the table to the right. This
compensation is receivable only in the form of cash.
Chairs of our committees receive the cash
compensation designated in the table to the right for
chairs in lieu of the non-chair committee member cash
compensation.
Committee membership fees are paid quarterly in
arrears, for so long as the non-employee director
continues to provide services in the applicable non-
employee director capacity to us through such date,
and are prorated for partial quarters served.
The final quarterly installment of each such annual fee is paid on the earliest of (i) the date of our next annual meeting of stockholders, (ii) the date immediately prior to our next annual meeting of stockholders if the applicable non-employee director’s service as a director ends at such meeting due to the director’s failure to be re-elected or the director not standing for re-election, and (iii) the date that is the last day of the last full quarter of such installment, in each case, so long as the non-employee director continues to provide services in the applicable capacity to us through such date.
Initial Award
Upon initial appointment or election to our board of directors, each new non-employee director receives an RSU award under our 2018 Plan with a total value of $400,000 based on an average of the closing prices of our common stock for the
30-calendar day period ending on the last trading day immediately preceding the grant date, which we refer to as the
Initial Award.
The Initial Award is granted on the date of the non-employee director’s initial appointment or election to our board of directors and vests over three years, with one-third of the total number of RSUs vesting on each anniversary of the grant date, so long as the non-employee director continues to provide services as a non-employee director to us through each such date.
The final annual installment of the Initial Award fully vests on the earlier of (i) the date immediately prior to our annual meeting of stockholders in the last full year of the vesting of the Initial Award and (ii) the date that is the last day of the last full year of the vesting of such grant, in each case, so long as the non-employee director continues to provide services as a non-employee director to us through such date.
The Initial Award will accelerate in full immediately prior to the consummation of a Corporate Transaction (as defined in the 2018 Plan).

38 2026 Proxy Statement	Table of Contents
2025 Director Compensation Table
The following table provides information regarding all compensation awarded to, earned by, or paid to each person who served as a non-employee director for some portion or all of the fiscal year ended December 31, 2025. Ms. Brown is not included in the table below because she is an employee and received no compensation for her service as a director during 2025. The compensation received by Ms. Brown as an employee is shown in “Executive Compensation—Executive
Compensation Tables—2025 Summary Compensation Table” below. If elected, each of Ms. Bramley and Mr. Lissy will receive compensation in accordance with our non-employee director compensation program described above upon joining our board of directors as of the date of the Annual Meeting.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)(2)	Total ($)
Thomas Layton(3)	8,500	278,214	286,714
Dana L. Evan(4)	50,900	542,561	593,461
Gregory C. Gretsch(5)	12,500	—	12,500
Kevin Harvey(6)	4,300	222,578	226,878
Glenn Kelman(7)	3,750	593,565	597,315
Elizabeth Nelson(8)	47,150	—	47,150
Leela Srinivasan(9)	72,500	171,573	244,073
Gary Steele(10)	15,000	222,578	237,578
Anilu Vazquez-Ubarri(11)	67,500	171,573	239,073
(1)The amounts reported in these columns for certain members of our board of directors may differ from those of the other members of our board of directors due to (i) elections to receive fees or awards in cash or equity, (ii) additional fees payable for services as a committee chair or member, or (iii) prorated fees or one-time initial equity grants associated with mid-year appointments to, or departures from, our board of directors.
(2)The amounts reported in this column represent the aggregate grant date fair value of RSUs awarded to directors in 2025 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, which we refer to as ASC 718. The number of RSUs that a director receives is calculated by dividing the total value of the RSU award by the average daily closing price of our common stock for the 30-calendar day period ending on the trading day immediately prior to the grant date. Accordingly, the amounts reported in this column do not reflect the total values discussed above or the actual economic value that may be realized by the director, which will vary depending on the performance of our common stock. The amounts reported in the Stock Awards column reflect the grant date fair value of each equity award based on the number of underlying RSUs, multiplied by the closing price of our common stock on the grant date.
(3)As of December 31, 2025, Mr. Layton held 14,904 unvested RSUs, which included the Annual Award, the Non-Executive Chairperson Fee,
and the General Board Service Fee (RSU).
(4)Ms. Evan was appointed to our board of directors in June 2025. As of December 31, 2025, Ms. Evan held 35,955 unvested RSUs, which included the Initial Award and the Annual Award.
(5)Mr. Gretsch retired from our board of directors in June 2025. As of December 31, 2025, Mr. Gretsch held no outstanding stock or option awards.
(6)As of December 31, 2025, Mr. Harvey held 13,060 unvested RSUs, which included both the Annual Award and the General Board Service Fee
(RSU).
(7)Mr. Kelman was appointed to our board of directors in June 2025. As of December 31, 2025, Mr. Kelman held 37,645 unvested RSUs, which included the Initial Award, the Annual Award and the General Board Service Fee (RSU).
(8)Ms. Nelson’s term as a director ended at the 2025 annual stockholder meeting in June 2025, and she did not stand for re-election. As of
December 31, 2025, Ms. Nelson held no outstanding stock or option awards.
(9)As of December 31, 2025, Ms. Srinivasan held 11,370 unvested RSUs, which represented the Annual Award.
(10)As of December 31, 2025, Mr. Steele held 13,060 unvested RSUs, which included both the Annual Award and the General Board Service Fee
(RSU), and a stock option to purchase 150,527 shares of common stock. The stock option was fully vested and exercisable as of
December 31, 2025, and has an expiration date of August 19, 2028.
(11)As of December 31, 2025, Ms. Vazquez-Ubarri held 11,370 unvested RSUs, which represented the Annual Award.

Table of Contents	2026 Proxy Statement 39
Proposal 2: Ratification of Appointment of Independent Registered
Public Accounting Firm
Our audit committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audits of our consolidated financial statements and our internal control over financial reporting for the year ending December 31, 2026, and recommends that stockholders vote for ratification of such selection.
The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026, requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that
PricewaterhouseCoopers LLP is not ratified by our stockholders, the audit committee will review its future selection of
PricewaterhouseCoopers LLP as our independent registered public accounting firm. Further, the audit committee may select a different independent registered public accounting firm at any time if, in the committee’s sole discretion, the committee determines that such a change would be in the best interests of our company and stockholders.
PricewaterhouseCoopers LLP audited our consolidated financial statements and our internal control over financial reporting for the year ended December 31, 2025. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS AND AUDIT COMMITTEE RECOMMEND A VOTE “FOR” PROPOSAL 2

40 2026 Proxy Statement	Table of Contents
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, PricewaterhouseCoopers
LLP periodically rotates the individuals who are responsible for our audit.
In addition to performing the audit of our consolidated financial statements and our internal control over financial reporting,
PricewaterhouseCoopers LLP provided various other services during the years ended December 31, 2025 and 2024. Our audit committee has determined that PricewaterhouseCoopers LLP’s provision of these services, which are described below, does not impair PricewaterhouseCoopers LLP’s independence from us.
During the years ended December 31, 2025 and 2024, fees for services provided by PricewaterhouseCoopers LLP were as follows (in thousands):

	Year Ended December 31,
Fees Billed to Upwork	2025	2024
Audit fees(1)	$3,589	$3,604
Audit-related fees(2)	175	—
Tax fees(3)	95	—
All other fees(4)	2	2
Total fees	$3,861	$3,606
(1)“Audit fees” include fees for audit services primarily related to: the audit of our annual consolidated financial statements and attestation services related to compliance with the Sarbanes-Oxley Act of 2002; the review of our quarterly condensed consolidated financial statements;
comfort letters, consents, and assistance with and review of documents filed with the SEC; and other services normally provided in connection with statutory and regulatory filings.
(2)“Audit-related fees” for 2025 relate to system implementation audit-related procedures.
(3)“Tax fees” for 2025 include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters.
(4)“All other fees” include fees for annual subscription services for access to online accounting research and disclosure checklist software applications.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit
Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee.

Table of Contents	2026 Proxy Statement 41
Proposal 3: Advisory Vote to Approve Named Executive Officer
Compensation
In accordance with Section 14A of Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, we are providing stockholders with an opportunity to make a non-binding advisory vote to approve the compensation of our NEOs (as defined in “Executive Compensation”). This non-binding advisory vote is commonly referred to as a Say-on-
Pay vote. The non-binding advisory vote to approve the compensation of our NEOs, as disclosed in this Proxy Statement, will be determined by the vote of a majority of the voting power of the shares present or represented at the Annual
Meeting and voting affirmatively or negatively on the proposal.
Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement, which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our NEOs. Our compensation committee and our board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. In addition, the “Executive Compensation” section provides further insight into the feedback that we have received from stockholders regarding prior pay practices and the changes incorporated into our 2025 compensation program to further reinforce our business and talent objectives while also being responsive to the stockholder feedback.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the
NEOs, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the
Compensation Discussion and Analysis, the compensation tables and narrative discussion, and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our NEOs.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3

42 2026 Proxy Statement	Table of Contents
Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes
to Approve Named Executive Officer Compensation
In accordance with the rules of the SEC, we are providing our stockholders with an opportunity to cast a non-binding, advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our NEOs. This non-
binding advisory vote must be submitted to stockholders at least once every six years.
You have four choices for voting on this proposal. You can choose whether future non-binding advisory votes to approve the compensation of our NEOs should be conducted every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS.” You may also “ABSTAIN” from voting. The frequency that receives the greatest number of votes cast by stockholders on this matter at the Annual Meeting will be deemed to be the preferred frequency of our stockholders.
After careful consideration, our board of directors recommends that future non-binding advisory votes to approve the compensation of our NEOs be held every year so that stockholders may express annually their views on our executive compensation program. We believe this frequency will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to more meaningful and timely communication between us and our stockholders on the compensation of our NEOs.
Stockholders are not voting to approve or disapprove our board of directors’ recommendation. Instead, stockholders may indicate their preference regarding the frequency of future non-binding advisory votes to approve the compensation of our
NEOs by selecting every one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes may abstain from voting on the proposal.
As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes to approve the compensation of our
NEOs.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY “ONE YEAR” ON PROPOSAL 4

Table of Contents	2026 Proxy Statement 43
Executive Officers and Key Employees
Information about our executive officers and key employees is set forth below.
Executive Officers
Our board of directors annually designates our executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of our directors or executive officers and any of our other directors or executive officers, and there are no arrangements or understandings between any of our executive officers and any other person pursuant to which any of our executive officers was selected as an executive officer.

Hayden Brown President and Chief Executive Officer	Current Role Since: 2020	Age: 44

Ms. Brown’s biography is set forth above under “Proposal 1: Election of Directors.”

Erica Gessert Chief Financial Officer	Current Role Since: 2023	Age: 51

Experience:
•Upwork Inc.
◦Chief Financial Officer (since April 2023)
•PayPal Holdings, Inc., digital payments and commerce company
◦Chief Transformation Officer (January 2022 – March 2023)
◦SVP, Finance & Analytics (2019 – January 2022)
◦VP, Finance & Analytics
•Sprint Corporation, communications company
◦VP, Finance Operations, Postpaid Marketing & Chief Financial Officer, Sprint Prepaid
◦Director, Investor Relations
•Virgin Mobile USA, Inc., communications company
◦Director, Investor Relations
Education:
•Studied Economics and Philosophy, Reed College

44 2026 Proxy Statement	Table of Contents

Anthony Kappus GM & Chief Operating Officer	Current Role Since: 2026	Age: 45

Experience:
•Upwork Inc.
◦GM & Chief Operating Officer (since March 2026)
◦Chief Operating Officer (September 2025 – March 2026)
•Redfin Corporation, technology-powered real estate company
◦Chief of Legal Affairs and Digital Revenue (August 2023 – July 2025)
◦Chief Legal Officer (May 2021 – August 2023)
◦SVP, Legal Affairs (2018 – May 2021)
Education:
•J.D., University of Washington School of Law
•B.C., Business, University of Calgary

David T. Bottoms served as the Company’s GM, Marketplace and departed effective April 3, 2026.

Table of Contents	2026 Proxy Statement 45
Key Employees

Andrew Rabinovich Chief Technology Officer & Head of AI/ML	Current Role Since: 2025	Age: 45

Experience:
•Upwork Inc.
◦Chief Technology Officer & Head of AI/ML (since July 2025)
◦VP, Head of AI/ML (November 2023 – July 2025)
•Headroom, Inc. (acquired by Upwork in 2023), AI-powered video conferencing platform
◦Chief Executive Officer (November 2022 – December 2023)
◦Chief Technology Officer (2020 – November 2022)
◦Co-founder
•Magic Leap, Inc., augmented reality technology company
◦Head of AI
◦Director, Deep Learning
Education:
•Ph.D., Computer Science, University of California San Diego

Jacob McQuown Chief Legal Officer	Current Role Since: 2025	Age: 45

Experience:
•Upwork Inc.
◦Chief Legal Officer (since September 2025)
◦VP, Deputy General Counsel (November 2022 – September 2025)
◦VP, Associate General Counsel (2020 – November 2022)
◦Senior Corporate and Securities Counsel
•Fenwick & West LLP, law firm
◦Corporate Attorney
Education:
•J.D., University of California College of the Law, San Francisco (formerly UC Hastings College of the Law)
•B.S., Business, California State University, East Bay

46 2026 Proxy Statement	Table of Contents

Peter Sanborn Chief Business Officer	Current Role Since: 2026	Age: 43

Experience:
•Upwork Inc.
◦Chief Business Officer (since March 2026)
◦VP, Strategy, Corporate Development and Partnerships (September 2024 – March 2026)
•Arbor Ventures, global investment firm
◦General Partner (April 2022 – April 2024)
•PayPal Holdings, Inc., digital payments and commerce company
◦VP, Head of Corporate Development (M&A) and PayPal Ventures (2020 – March 2022)
◦VP, Head of Corporate Development Americas and Managing Partner, PayPal Ventures
◦Senior Director, Global Corporate Development & PayPal Ventures
•HSBC Holdings plc, banking and financial services organization
◦Variety of strategy, M&A, finance and investor relations roles
Education:
•B.A., Economics and International Studies, Northwestern University

Giulietta Pezzaniti Chief People Officer	Current Role Since: 2026	Age: 40

Experience:
•Upwork Inc.
◦Chief People Officer (since April 2026)
◦VP, HRBPs & People Experience (January 2024 – April 2026)
•Airbnb, Inc., global travel marketplace company
◦Talent Director, Airbnb.Org & Employee Experience (June 2022 – January 2024)
◦Talent Director, Product Marketing (May 2021 – June 2022)
◦Talent Director, Core Host Business & Product Management
◦Talent Partner Lead, Airbnb Plus Business & Product Management
•Walmart Inc., omnichannel retailer company
◦Multiple human resources leadership roles
•eBay, Inc., ecommerce marketplace
◦Multiple human resources roles across eBay and PayPal
Education:
•M.S., Organization Development, University of San Francisco
•B.A., Sociology and Italian Studies, University of California, Berkeley

Table of Contents	2026 Proxy Statement 47

Ernesto Lamaina GM, Lifted	Current Role Since: 2025	Age: 36

Experience:
•Upwork
◦GM, Lifted, Lifted Solutions LLC (since August 2025)
◦GM, Enterprise, Upwork Inc. (September 2024 – August 2025)
◦VP of Product, Upwork Inc. (August 2024 – September 2024)
◦Senior Director, Product, Upwork Inc. (September 2023 – August 2024)
•Self-Employed
◦Fractional roles supporting venture studios and scaling companies in tech-enabled services
(November 2021 – September 2023)
•Adia, recruitment and temporary staffing digital platform (a subsidiary of The Adecco Group)
◦Chief Executive Officer (2015 – November 2021)
Education:
•M.S., Business and Finance, LIUC Cattaneo University
•B.B.A., Business and Finance, LIUC Cattaneo University

48 2026 Proxy Statement	Table of Contents
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2025 for our principal executive officer, our principal financial officer, and our only other executive officer serving during the year, whom we refer to collectively as our named executive officers, or NEOs, and provides an overview of our executive compensation philosophy, policies, and practices.
2025 NEOs

Hayden Brown President and Chief Executive Officer	Erica Gessert Chief Financial Officer	David T. Bottoms(1) GM, Marketplace
(1)Mr. Bottoms departed from the Company in April 2026.
Compensation Discussion and Analysis Roadmap

Executive Summary Performance highlights, stockholder engagement and response to Say-on-Pay vote and stockholder feedback, and executive compensation program progression	49
Executive Compensation Philosophy and Program Overview Description of our compensation philosophy, compensation elements, and compensation policies and practices	51
Compensation-Setting Process How the compensation committee oversees our executive compensation program and determines pay	54
2025 Compensation Targets and Outcomes Description of our 2025 executive compensation decisions and compensation outcomes based on 2025 results	57
Other Compensation Elements Information on executive arrangements, additional policies, and tax and accounting considerations	64
Other Compensation Policies and Considerations Various policies and considerations that govern the operation of our executive compensation program	67

Table of Contents	2026 Proxy Statement 49
Executive Summary
2025 Performance Highlights
2025 marked the year we rebuilt the Upwork Marketplace for the age of human-plus-AI collaboration and launched Lifted, our wholly owned subsidiary that provides a purpose-built solution for enterprise organizations to source, contract, manage, and pay talent across the full spectrum of contingent work. In 2025, we delivered on our commitment to return to
GSV growth, while also achieving record annual revenue and profitability. In addition, our record free cash flow enabled us to continue to invest in innovation, pursue strategic expansion, and return value to stockholders by repurchasing $136.0 million of our outstanding common stock during the year.
2
1

$248.3M	$223.1M	15%	29%
cash provided by operating activities (compared to $153.6M in 2024)	free cash flow[2] (compared to $139.1M in 2024)	profit margin (-1,337 bps year-over-year)[1]	adjusted EBITDA margin[2] (+685 bps year-over-year)
(1)Net income and profit margin for the year ended December 31, 2024, include a non-cash income tax benefit of $140.3 million related to the release of a valuation allowance on certain deferred tax assets.
(2)Adjusted EBITDA, adjusted EBITDA margin, and free cash flow are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.”

50 2026 Proxy Statement	Table of Contents
2025 Compensation Program Summary

Element	Characteristics	2025 Actions / Results
Annual Base Salary
•Attract and retain top talent through market-competitive salary levels that are commensurate with our executives’ experiences, roles, responsibilities, performance, and expected contributions to our business
•Increased NEO base salaries in recognition of their contributions to strong performance in 2024 and to maintain competitive market positioning
Annual Performance Bonus
•Incentivize achievement of annual business objectives and reward short-
term performance
•2025 bonus plan structured to align compensation with 2025 business strategy to deliver enhanced profitability while setting the foundation for durable growth in future years:
◦Adjusted EBITDA (75%)(1)
◦Revenue (25%)
◦Individual performance adjustment (up to +/- 20%)(2)
•Hold executives accountable for personal performance with individual performance adjustment(2)

•Company performance, driven by record adjusted
EBITDA representing 35% year-over-year growth,
resulted in a payout at 179.4% of target (before
taking into account any individual performance
adjustment)
•Increased Ms. Brown’s target bonus opportunity in
recognition of the criticality and impact of her role as
President and CEO

Long-Term Incentives	•Align the economic interests of our executives with long-term interests of our stockholders •Motivate long-term sustainable value creation •Promote retention of top talent
•Increased NEO long-term incentive opportunities for
2025, particularly for Mses. Brown and Gessert, to
recognize their significant contributions to date,
incentivize efforts to reshape the Company
beginning in 2025 and accelerate growth, and retain
key executives in a competitive market for talent

Performance Stock Units (PSUs)
•Incentivize achievement of multi-year business objectives and reward sustained performance
•2025 PSUs structured to align compensation with business strategy to deliver enhanced profitability while setting the foundation for durable growth in future years:
◦Two multi-year performance periods, with up to 50% of 2025 PSUs vesting based on performance across 2025 and 2026, and up to 50%
vesting based on performance across 2025, 2026, and 2027
◦Metrics:
▪Adjusted EBITDA margin(1)
▪Multiplier based on relative TSR vs. benchmark index

•Introduced relative TSR multiplier to PSU program
•The payout for the first performance period under the
2024 PSUs was 60%, demonstrating pay for
performance
•The payouts for the two performance periods under
the 2025 PSUs will be determined in early 2027 and
2028, respectively

Restricted Stock Units (RSUs)	•Vest quarterly over four years	• Maintained provisions of the 2024 RSU program
(1)Adjusted EBITDA and adjusted EBITDA margin are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
(2)The individual performance adjustment is not applicable to our CEO, who is ultimately responsible for, and therefore whose performance is measured solely on, company performance.

Table of Contents	2026 Proxy Statement 51
Executive Compensation Philosophy and Program Overview
Executive Compensation Philosophy and Objectives
Our executive compensation philosophy is to provide a competitive compensation program that attracts and retains talented executives, including our NEOs, and that aligns their economic interests with those of our stockholders by motivating and rewarding the achievement of our short- and long-term business objectives, with the goal of creating sustainable long-term value for our stockholders.
Consistent with this pay-for-performance philosophy, we designed our executive compensation program to achieve the following primary objectives:

✓	Reward the achievement of our business objectives
✓	Attract, motivate, and retain executives who contribute to our long-term success
✓	Provide market-competitive compensation packages to our executives
✓	Reinforce the relationship between pay and performance
✓	Ensure fairness, transparency, and internal equity
✓	Align the economic interests of our employees with those of our stockholders
Compensation Elements
We structure the annual compensation of our NEOs using three principal elements: annual base salary, short-term incentives, and long-term incentives.
Through the use of these pay elements, a substantial portion of our NEOs’ compensation varies based on our performance compared to performance targets and/or is subject to our stock price performance. We believe this compensation program design demonstrates our pay-for-performance philosophy by providing balanced incentives for our
NEOs to meet our business objectives and drive long-term stockholder value creation.
Annual Base Salary
Annual base salary represents the fixed cash portion of the target total compensation of our NEOs and is an important element of compensation intended to attract and retain highly talented individuals. Generally, we use base salary to provide each NEO with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests.
Short-Term Incentives
Short-term incentive compensation is paid in the form of annual cash bonuses under our annual performance bonus plan.
We use an annual performance bonus plan to motivate our employees, including our NEOs, to achieve our annual business goals. In addition, the individual performance adjustment applicable to our non-CEO NEOs holds executives accountable for their personal performance.
Long-Term Incentives
Long-term incentive compensation is granted in the form of equity awards, which are intended to incentivize the achievement of multi-year performance goals aligned with company strategy, align executive compensation with the long-
term interests of our stockholders, and help us retain and reward qualified executives in a competitive market. Our compensation committee views long-term incentive compensation as a critical element of our executive compensation program, and target total NEO compensation is weighted significantly in favor of equity compensation.
In recent years, including 2025, the compensation committee has elected to use long-term incentive compensation in the form of time-based RSU awards and performance-based PSU awards. We grant RSU awards because they enable us to

52 2026 Proxy Statement	Table of Contents
incentivize and retain our NEOs using fewer shares of our common stock than would be necessary if we used stock options. The compensation committee uses PSU awards because they are earned through the satisfaction of pre-
established company performance targets, thereby compensating our NEOs for achieving our most important business objectives and further aligning the economic interests of our NEOs with those of our stockholders.
Significant Portion of Target Compensation At-Risk
To reinforce our pay-for-performance philosophy and reward the achievement of our business objectives and the creation of long-term stockholder value, our executive compensation program emphasizes at-risk performance-based compensation and is weighted heavily in favor of short- and long-term incentives.
For 2025, our CEO’s target total compensation was again delivered primarily in the form of performance-based PSUs, with an annual long-term incentive mix of 60% PSUs and 40% RSUs. Our non-CEO NEOs received an annual long-term incentive mix of 50% PSUs and 50% RSUs. Together with short-term incentive compensation, 97% of our CEO’s and an average of 88% of our non-CEO NEOs’ 2025 target total compensation is at risk and variable in nature based on performance, as demonstrated in the charts below.(1)
97%
At-Risk
88%
At-Risk
(1)Reflects 2025 target total compensation, including annual bonus and PSU values at target.

Table of Contents	2026 Proxy Statement 53
Executive Compensation Policies and Practices
The following table summarizes our key executive compensation-related policies and practices that we believe demonstrate our commitment to sound corporate governance and executive compensation standards:

What We Do		What We Don’t Do
✓	Align executive compensation with stockholder interests	X	No “single-trigger” payments or vesting acceleration of equity awards upon a change in control of Upwork
	•Compensation is heavily performance based, with rigorous performance metrics designed to enhance stockholder value	X	No executive-specific retirement benefits
	•Equity/cash compensation mix significantly favors equity	X	No hedging transactions
	•97% of our CEO’s and an average of 88% of our non-CEO NEOs’ 2025 target compensation is at risk	X	No pledging transactions, except with pre-approval in the case of collateral for a loan where the pledgor has clearly demonstrated ability to repay the loan without resort to the pledged securities
	•Robust stockholder engagement and consideration of feedback to inform our executive compensation practices	X	No excise tax reimbursements or “gross ups” for change-in-control severance payments
	•Stock ownership guidelines require significant sustained ownership by NEOs and directors	X	No excessive perquisites for NEOs that are not available to all employees
✓	Mitigate compensation risk
•Robust clawback policy, including discretionary recoupment beyond statutory requirements in certain circumstances
•Annual compensation risk assessment conducted by independent compensation consultant
✓	Implement best practices
•Fully independent compensation committee and independent compensation consultant
•Robust annual review of compensation program with assistance of independent compensation consultant
•Thoughtful, ongoing succession planning to ensure we are well positioned to continue executing on our strategy

Stockholder Engagement on Compensation
2025 Say-on-Pay Vote
Support
Our board of directors and management team value feedback from our stockholders. Members of our board of directors and management team directly engage in regular dialogue with our stockholders on a range of matters, including executive compensation, so that we can understand stockholders’
views and expectations and share our perspectives on these important subjects. See “Corporate Governance—Stockholder Engagement” for more information on our stockholder engagement program.
At last year’s annual meeting, we were pleased to achieve approximately 94%
support for our 2025 Say-on-Pay vote. During our fall 2025 engagement campaign, we sought to understand stockholder perspectives on our executive compensation practices and other topics of interest, including discussions regarding the investment in our executives through 2025 executive compensation increases and, in advance of the expiration of the 2018 Plan, equity usage and equity incentive plan design. Through this engagement campaign, we offered to meet stockholders representing approximately 53% of our outstanding shares and met with all stockholders that accepted our offer to meet, which resulted in meetings with stockholders representing approximately
42% of our outstanding shares. Mr. Steele, the chair of our compensation committee, participated in meetings with stockholders representing approximately 72% of shares owned by stockholders with whom we met.
During these meetings, stockholders expressed interest in the compensation committee’s process for determining 2025 executive compensation, indicated their general support for our executive compensation practices, and shared their guidelines and policies regarding equity usage and equity incentive plan design. Our compensation committee will continue to carefully consider the results of our Say-on-Pay votes, as well as stockholder feedback received throughout

54 2026 Proxy Statement	Table of Contents
the year, when making decisions on the design and structure of our compensation program for our executives, as well as decisions on individual executive compensation.
In addition, consistent with the recommendation of our board of directors and the preference of our stockholders as reflected in the non-binding, advisory stockholder vote on the frequency of future Say-on-Pay proposals held at our 2020 annual meeting of stockholders, we currently intend to hold a Say-on-Pay vote every year. We will assess this policy following the advisory vote on the frequency of advisory votes to approve NEO compensation to be held at the Annual
Meeting.
Compensation-Setting Process
Roles and Responsibilities

Annual Review		Discussion and Compensation Setting		Ongoing Dialogue
The compensation committee conducts an annual evaluation of our executive compensation program and NEO compensation	>>>
The compensation committee sets the
target total compensation for each
NEO following consideration of
several factors, including competitive
market data and our CEO’s
recommendations (except with
respect to her own compensation)
>>>
The compensation committee
continues to discuss executive
compensation throughout the year,
with the compensation consultant and
CEO in attendance (except, with
respect to our CEO, for discussions
regarding her own compensation)

1
2
3
Role of Compensation Committee
The compensation committee has overall responsibility for overseeing our compensation and benefits plans, policies, and practices generally and with respect to our NEOs.
In carrying out its responsibilities, the compensation committee evaluates our compensation policies and practices for alignment with our executive compensation philosophy, develops compensation-related strategies, and makes decisions that it believes further our philosophy and align with compensation best practices. At least annually, the compensation committee evaluates our executive compensation program and NEO performance to determine if any changes are appropriate and reviews and sets the compensation of our NEOs.
Role of Compensation Consultant
The compensation committee engages an independent compensation consultant to provide advice and resources to help the compensation committee assess the effectiveness of our executive compensation strategy and program and carry out its responsibilities with respect to compensation. Semler Brossy Consulting Group LLC, which we refer to as Semler
Brossy, has served as the compensation committee’s compensation consultant since 2023.
During 2025, the compensation committee generally sought input from Semler Brossy on a range of matters relating to our compensation program, including: overall compensation program design; analysis of market compensation data for our executives and non-employee directors; compensation peer group updates; the compensation arrangements and opportunities of our executives; assessment of the risk associated with our compensation program and practices; evolving compensation trends and best practices; and regulatory developments. At the compensation committee’s request, Semler
Brossy regularly attends the meetings of the compensation committee (with and without management present). Semler
Brossy also communicates with the members of the compensation committee outside committee meetings regarding matters related to the compensation committee’s responsibilities. During 2025, Semler Brossy provided no services to
Upwork other than services for the compensation committee and worked with Upwork’s management, as directed by the compensation committee, only on matters for which the compensation committee is responsible.
The compensation consultant reports directly to the compensation committee and its chair and serves at the discretion of the compensation committee, which reviews the engagement annually to ensure that such firm is independent from management. This review process includes a review of the services that Semler Brossy provided, the quality of those services, and the fees associated with the services provided during 2025, as well as any other factors deemed relevant.
Based on this review, as well as consideration of the factors affecting independence set forth in SEC and Nasdaq rules, the compensation committee evaluated the independence of Semler Brossy and determined that no conflict of interest has arisen as a result of the work performed by Semler Brossy.

Table of Contents	2026 Proxy Statement 55
Role of Management
In discharging its responsibilities, the compensation committee works with members of our management, including our
CEO. Our management assists the compensation committee by providing information on corporate and individual performance and management’s perspective on compensation matters.
In connection with the compensation committee’s annual review of NEO compensation, our CEO reviews the performance of our non-CEO NEOs based on their overall performance and performance against business objectives established for them for the prior year and then shares these evaluations with, and makes recommendations to, the compensation committee regarding adjustments to the non-CEO NEOs’ compensation opportunities. The annual business objectives for each NEO are developed through mutual discussion and agreement between our CEO and our non-CEO NEOs.
Our CEO also attends meetings of our board of directors and the compensation committee at which executive compensation matters are addressed (except for discussions involving her own compensation), and the compensation committee solicits and reviews our CEO’s proposals with respect to program structure.
In addition, with respect to our non-CEO NEOs, our CEO recommends to the compensation committee the level of individual performance adjustment to each NEO’s annual performance bonus payout, as described below in “—2025
Compensation Targets and Outcomes—2025 Short-Term Incentive Compensation—Individual Performance Adjustment.”
Annual Review and Compensation Setting
The compensation committee conducts an annual review of our overall executive compensation program and the annual base salaries, annual performance bonus opportunities, and long-term incentive compensation opportunities of our NEOs.
This review typically takes place in the first quarter of a fiscal year but may occur more frequently as warranted.
The compensation committee does not establish a specific target for formulating the target total compensation of our
NEOs and does not formally benchmark compensation levels to specific percentiles, as the compensation committee believes overreliance on benchmarking can result in compensation that is unrelated to the value delivered by our NEOs because it does not take into account the specific performance of the NEOs or our relative size and performance. Instead, in consultation with its independent compensation consultant, the compensation committee weighs various considerations, including the following:
•our executive compensation program objectives;
•our performance against the financial, operational, and strategic objectives established by the compensation committee and our board of directors;
•each individual NEO’s knowledge, skills, experience, qualifications, tenure, and scope of roles and responsibilities relative to other similarly situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;
•the prior performance of each individual NEO, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;
•the potential of each individual NEO to contribute to our long-term financial, operational, and strategic objectives;
•our CEO’s compensation relative to that of our non-CEO NEOs, and compensation parity among our NEOs;
•our financial performance relative to our compensation and performance peers;
•the compensation practices of the companies in our compensation peer group and in selected broad-based compensation surveys and the positioning of each NEO’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data (see “—Competitive Positioning” below);
and
•the recommendations of our CEO with respect to the compensation of our non-CEO NEOs.
With respect to long-term incentive compensation, the compensation committee does not apply a rigid formula in determining the size and form of the equity awards to be granted to our NEOs. Instead, the compensation committee exercises its judgment, based on its members’ extensive experience and expertise, to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value, taking into consideration various factors in its business judgment, including the factors described above and the following:

56 2026 Proxy Statement	Table of Contents
•the amount and retentive value of the equity compensation held by the NEO;
•the cash compensation received by the NEO;
•a competitive market analysis prepared by its compensation consultant; and
•the recommendations of our CEO (except with respect to her own equity awards).
These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each NEO. No single factor is determinative, nor is the impact of any individual factor on the determination of pay levels quantifiable.
Competitive Positioning
As described above, competitive data is one of several factors that our compensation committee considers in making its compensation decisions for our NEOs. To assess our executive compensation program against the competitive market, the compensation committee reviews the compensation levels and practices of a compensation peer group comprising publicly traded technology companies against which we compete for executive talent and that share key similarities with
Upwork. The compensation committee reviews the compensation peer group at least annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.
In July 2024, the compensation committee and its independent compensation consultant specifically considered and weighed the following primary criteria for compensation peer group selection (measured at the time of evaluation):

Primary Criteria for Compensation Peer Group Selection
Industry	U.S.-based publicly traded companies in relevant industries: •Human Resources and Employment Services •Interactive Media and Services •Application and Systems Software
Size / Scope
Similar to Upwork in size, generally with:
•0.33X to 3.0X Upwork’s trailing 12-month revenue (~$225M to $2.2B)
•0.33X to 3.0X Upwork’s trailing 30-day market capitalization (~$500M to $5.0B)
•Less than 2.0X Upwork’s revenue multiple (~5.0X)

Qualitative Fit	Companies with similar talent, business, and operational characteristics. Factors include: •Online marketplaces •Technology-driven nature of business •Potential competitors for talent
As a result, the compensation committee approved the following updated compensation peer group to evaluate the competitive market when determining the target total compensation packages for our NEOs in 2025:

2025 Compensation Peer Group
AppFolio	Fastly	Redfin
Appian	Fiverr International	Revolve Group
Asana	LegalZoom.com	Shutterstock
BlackLine	Magnite	Smartsheet
CarGurus	Paylocity	Tripadvisor
Cars.com	Q2 Holdings	ZipRecruiter

Table of Contents	2026 Proxy Statement 57
The 2025 compensation peer group reflects the removal of eight companies from the 2024 compensation peer group due to either a consummated or pending acquisition (Alteryx and Everbridge) or falling outside the applicable peer group criteria (Angi, Bumble, Coursera, Paycor HCM, Udemy, and Yelp), and the addition of six companies (AppFolio, Asana,
CarGurus, Cars.com, Paylocity, and Tripadvisor) on the basis of their similarity to us in size, revenue, market capitalization, and/or industry sector. Each member of the compensation peer group was chosen based on one or more of the factors listed above, but not all factors were relevant for every peer company. While some of the compensation peer group members may be significantly smaller or larger than Upwork in terms of revenue or market capitalization, the compensation committee has determined that such companies should be included in the peer group due to competitive relevance.
In addition to practices within our compensation peer group, the compensation committee reviews broad-based compensation surveys to further understand market compensation levels.
2025 Compensation Targets and Outcomes
2025 Compensation
In February and March 2025, the compensation committee completed its annual review of our executive compensation program and NEO compensation and performance and set the 2025 target total compensation for each NEO after considering a competitive market analysis prepared by its compensation consultant, as well as the other factors described above in “—Compensation-Setting Process—Annual Review and Compensation Setting.”
2025 Compensation Increases
2025 was a year of significant business transformation, with a focus on delivering enhanced profitability while positioning the Company to accelerate growth. The compensation committee reviewed NEO compensation in this context in consultation with its independent compensation consultant and determined it was appropriate to expand the target total compensation opportunity for our NEOs as an investment in executing this strategy and driving long-term stockholder value while maintaining our underlying pay program structure.
Particularly for Mses. Brown and Gessert, the long‑term incentive opportunities reflect an investment in our executives in
2025, based on recognition of their significant contributions to date, the need for continued execution of our strategic initiatives to accelerate growth, and the value of retaining key executives in a competitive market for talent. This investment reflects the compensation committee’s evaluation of their future potential contributions, as demonstrated by their impact, which has included meaningful improvements in revenue and profitability, and their role in positioning the company for future growth acceleration. While the compensation committee believes this was the right investment in retention for 2025, the increased level for our CEO’s pay opportunity does not reflect a new baseline for go-forward compensation opportunity. Our executive pay opportunities are evaluated annually to ensure continued alignment with company performance, market conditions, and our pay-for-performance philosophy.
2025 Annual Base Salary
For 2025, the compensation committee increased the annual base salary of each NEO compared to 2024. The following table sets forth the 2025 base salary for each NEO, with the changes effective March 1, 2025, for all employees:

NEO	2024 Base Salary(1)	2025 Base Salary(1)	Percentage Increase
Hayden Brown	$595,000	$625,000	5.0%
Erica Gessert	$572,917	$606,375	5.8%
David T. Bottoms	$445,088	$478,192	7.4%
(1)The annual base salaries provided in this table reflect each NEO’s base salary actually earned during year presented. The 2024 base salary rate changes effective as of March 1, 2024, were as follows: Ms. Brown, $600,000; Ms. Gessert, $577,500; and Mr. Bottoms, $448,305. The
2025 base salary rate changes effective as of March 1, 2025, were as follows: Ms. Brown, $630,000; Ms. Gessert, $612,150; and Mr. Bottoms,
$484,169.

58 2026 Proxy Statement	Table of Contents
2025 Short-Term Incentive Compensation
2025 Annual Performance Bonus Plan Structure
In February 2025, our compensation committee approved the 2025 performance criteria and other terms under our annual performance bonus plan, which we refer to as the 2025 Performance Bonus Plan. Key changes for 2025 included an increase in the weighting of adjusted EBITDA to 75% (up from 50% in 2024) and the removal of the GSV modifier that provided additional upside opportunity under the 2024 bonus program. These changes reflected the Company’s 2025 strategy to deliver enhanced profitability while setting the foundation for durable growth in future years through investments in strategic initiatives.
The following graphic illustrates the calculation for bonus payouts under the 2025 Performance Bonus Plan:
+/-
Base
Salary(1)
X
Target
Bonus
%
X
Company Performance
Weighted Average Achievement of
Company Performance Metrics
Individual
Performance
Adjustment(2)
=
2025
Bonus
Payout
Adjusted
EBITDA
(75% Weight)
Revenue
(25% Weight)
(1)For purposes of the 2025 Performance Bonus Plan, “Base Salary” meant the amount of base salary and overtime pay actually earned and paid (on a pre-tax basis) to the participant during 2025, excluding (i) bonuses, commissions, or the value of any equity securities, or any employee benefits or other compensation paid to the participant (for example, 401(k) plan employer match) and (ii) any compensation paid to the participant in respect of inactive employment (for example, a leave of absence).
(2)The individual performance adjustment was not applicable to our CEO, who is ultimately responsible for, and therefore whose performance is measured solely on, company performance.
2025 Target Annual Bonus Opportunities
Following its annual review of the target annual bonus opportunities of our NEOs, the compensation committee determined to increase Ms. Brown’s percentage target annual bonus opportunity and to maintain Ms. Gessert’s and Mr.
Bottoms’s percentage target annual bonus opportunities at the 2024 levels. We increased Ms. Brown’s percentage target annual bonus opportunity to recognize the criticality and impact of her role as President and CEO.
The following table sets forth the 2025 target annual bonus opportunities for each NEO:

NEO	2024 Target Bonus (as % of Base Salary)	2025 Target Bonus (as % of Base Salary)	2025 Target Bonus Opportunity
Hayden Brown	100%	115%	$718,750
Erica Gessert	80%	80%	$485,100
David T. Bottoms	60%	60%	$286,915

Table of Contents	2026 Proxy Statement 59
2025 Company Performance Metrics and Achievement
When designing the 2025 Performance Bonus Plan, the compensation committee reviewed an array of potential performance metrics and considered feedback received from stockholders on potential metrics. Following this review, the compensation committee determined to maintain revenue and adjusted EBITDA as performance metrics, but to adjust the weighting from the 2024 bonus program as follows: (i) increase adjusted EBITDA to 75% from 50% and (ii) reduce revenue to 25% from 50%. In addition, the compensation committee determined to remove the GSV modifier that provided additional upside opportunity under the 2024 bonus program. These changes further aligned our incentive structure with the Company’s 2025 strategy to deliver enhanced profitability while setting the foundation for durable growth in future years through investments in strategic initiatives.

Metric	Weighting	Definition	Purpose
Adjusted EBITDA	75%	Adjusted EBITDA, as described in “Appendix A: Reconciliation of Non- GAAP Financial Measures”
The compensation committee believes that adjusted
EBITDA is a key financial metric for Upwork’s
performance, as it measures profitability, reflects
management’s cost discipline, and drives stockholder
value, as investors commonly assess the value of
companies in our industry using profitability-based
metrics

Revenue	25%	Total revenue, as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025	The compensation committee believes that revenue is a key financial metric for Upwork’s performance and a driver of stockholder value
The compensation committee determined that the achievement of each of the revenue and adjusted EBITDA metrics would be determined as a percentage achievement of the targets set for each metric for 2025, calculated by linear interpolation between the performance levels set forth in the following table:

Metric	Threshold (0% Achievement Percentage)	Revenue Threshold 2	Revenue Threshold 3	Target (100% Achievement Percentage)	Revenue Threshold 5	Maximum (200% Achievement Percentage)	Achieved(1)	Achievement Percentage
Adjusted EBITDA	$161,600,000	N/A	N/A	$185,800,000	N/A	$210,000,000	$232,400,000	200.0%
Revenue	$653,900,000	$725,800,000	$761,600,000	$769,300,000	$777,000,000	$800,000,000	$781,000,000	117.4%
				Weighted Average Achievement Percentage				179.4%
(1)Excludes the impact of Lifted’s acquisitions of Bubty B.V. and Ascen Inc. during 2025 at the direction of the compensation committee. For the fiscal year ended December 31, 2025, actual revenue was $787.8 million and adjusted EBITDA was $225.6 million. The adjustment to adjusted EBITDA had no impact to adjusted EBITDA achievement percentage, as the unadjusted amount exceeded the 200% maximum achievement percentage.
If neither metric achieved the threshold performance level during 2025, then none of our NEOs would receive any bonus, regardless of individual performance. In addition, the achievement percentage for each metric was capped at 200% in the event of outsized performance. Overall company performance for purposes of the bonus payout calculation set forth above was to be determined by calculating a weighted average of the revenue and adjusted EBITDA achievement percentages, with revenue achievement percentage weighted 25% and adjusted EBITDA achievement percentage weighted 75%.
The compensation committee believes the 2025 targets were rigorous but achievable with diligent efforts within external market conditions and reflected our focus in 2025 to continue to make progress on our long-term profitability goals while investing in growth levers to accelerate future growth. The target levels of performance for revenue and adjusted EBITDA were approximately flat and 11% higher, respectively, compared to the actual performance achieved in 2024.
Individual Performance Adjustment
For purposes of the 2025 Performance Bonus Plan, the compensation committee maintained an individual performance adjustment mechanism to reinforce accountability for individual performance and to differentiate pay outcomes based on individual contributions. This component is designed to be budget-neutral such that the aggregate amount of bonus

60 2026 Proxy Statement	Table of Contents
payments to all employees based on company performance is not increased or decreased due to the impact of individual performance adjustments.
For 2025, this component provided that, other than our CEO, each NEO’s bonus payout could be increased or decreased by up to 20% based on such NEO’s individual performance during the year.
In determining the amount of these adjustments, our CEO evaluated each non-CEO NEO’s performance against the
Company’s 2025 business objectives and provided recommended adjustment amounts to the compensation committee, which reviewed and approved the final adjustments.
The following table sets forth the 2025 individual performance adjustment approved by the compensation committee and key accomplishments for our non-CEO NEOs:

Non-CEO NEO	Key Accomplishments	2025 Individual Performance Adjustment
Erica Gessert
•Instrumental to the delivery of record annual revenue and profitability and our return to GSV growth in 2025
•Led pricing, monetization and analytics transformations that enhanced financial planning and decision-making, contributing to financial performance
•Shaped company-wide strategy and offered critical leadership resulting in
Lifted’s 2025 acquisitions aimed at unlocking the Enterprise opportunity
•Managed our capital allocation strategy, including the return of $136.0 million to stockholders through share repurchases
		+2.0%
David T. Bottoms	•Led the development of our AI-native marketplace, delivering incremental GSV and contributing to record GSV per active client in 2025 •Advanced our AI strategy, with GSV from AI-related work surpassing $300 million on an annualized basis in the fourth quarter of 2025 •Oversaw strong organic growth of Upwork Business Plus, our purpose-built solution for scaling SMBs •Delivered steady Marketplace financial performance, including record Marketplace revenue in 2025	0%
2025 Annual Bonus Payments
In February 2025, the compensation committee determined the achievement of the metrics included in the 2025
Performance Bonus Plan and approved the payment to our NEOs of the bonuses set forth in the following table:

NEO	Base Salary	Target Bonus Opportunity (as % of Base Salary)	Company Performance	Individual Performance Adjustment	Actual Bonus Award	Actual Bonus Award (as % of Bonus Opportunity)
Hayden Brown	$625,000	115%	179.4%	N/A	$1,289,438	179.4%
Erica Gessert	$606,375	80%	179.4%	+2.0%	$887,675	183.0%
David T. Bottoms	$478,192	60%	179.4%	0%	$514,726	179.4%
As described in the table above, the actual bonuses received by each NEO with respect to 2025 exceeded the target amount. The compensation committee believes this result is reasonable and aligns with the interests of our stockholders, as the higher payment reflects Upwork’s strong adjusted EBITDA performance exceeding rigorous performance targets despite a challenging macroeconomic environment.

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2025 Long-Term Incentive Compensation
For 2025, the compensation committee elected to grant each of our non-CEO NEOs target total long-term incentive compensation comprising 50% RSUs and 50% PSUs in order to achieve a proper balance of retentive value and alignment with long-term stockholder interest. For Ms. Brown, the compensation committee elected to grant 40% of her target total long-term incentive compensation in the form of RSUs and the remaining 60% in the form of PSUs to further align her incentives with the interests of our stockholders and our long-term business results.
The following table sets forth the equity awards granted to our NEOs in 2025:

		RSUs		PSUs
NEO	Target Total Equity Grant Value	Grant Value	Shares(1)	Target Grant Value	Target Shares(1)	Maximum Shares(2)	PSU Allocation (as % of Target Total Equity)
Hayden Brown	$17,000,000	$6,800,000	458,839	$10,200,000	688,259	1,376,518	60%
Erica Gessert	$4,600,000	$2,300,000	155,195	$2,300,000	155,195	310,390	50%
David T. Bottoms	$2,800,000	$1,400,000	94,466	$1,400,000	94,466	188,932	50%
(1)The target number of shares of our common stock subject to each 2025 RSU and PSU award was determined by dividing (i) the target dollar value of each award by (ii) the average of the closing sale prices of our common stock for the 30-calendar day period ending on the last trading day immediately preceding the grant date, rounding down to the nearest whole share.
(2)This column reflects the maximum number of shares of our common stock eligible to be earned under the 2025 PSU awards assuming 200%
achievement in each performance period, as described below in “—2025 PSU Awards.”
2025 RSU Awards
In March 2025, the compensation committee approved the 2025 RSU awards for our NEOs. These RSU awards vest over a four-year period, with 1/16th of the total number of shares subject to the RSUs vesting on each quarterly anniversary after March 18, 2025, subject to the NEO’s continued service with us on each applicable vesting date. The RSU awards are subject to acceleration as described in “—Executive Compensation Tables—Potential Payments upon Termination or
Change in Control” below.
2025 PSU Awards
In March 2025, the compensation committee approved the 2025 PSU awards for our NEOs. When designing the 2025
PSU awards, the compensation committee considered a variety of potential program structures and performance metrics with the support of its compensation consultant. This review included consideration of feedback received from stockholders, including general support of our prior introduction of multi-year performance goals and a profitability metric into our PSU program, and the support from some stockholders for the addition of a metric based on stockholder return.
Following this review, the compensation committee selected adjusted EBITDA margin paired with a multiplier based on the compound annual growth rate, or CAGR, of relative total stockholder return, or TSR, as the performance measures for the
2025 PSU awards.

Metric	Weighting	Definition	Purpose
Adjusted EBITDA margin	100%	Adjusted EBITDA margin, as described in “Appendix A: Reconciliation of Non- GAAP Financial Measures”
The compensation committee believes that adjusted
EBITDA margin is a key financial metric for Upwork’s
performance, as it measures profitability, reflects
management’s cost discipline, and drives stockholder
value, and its use in the PSU program aligns
executive interests with our long-term profitability
goals

Relative TSR CAGR	Multiplier	Calculated as the CAGR of our TSR during a performance period minus the TSR CAGR of the NASDAQ US Mid Cap TR Index (NQUSMT)	The TSR multiplier rewards executives for delivering outsized stockholder return compared to a broad market index

62 2026 Proxy Statement	Table of Contents
The compensation committee determined that the number of PSUs that could be earned under each 2025 PSU award, which we refer to as the Earned PSUs, were to be earned on the basis of the average adjusted EBITDA margin achievement percentage and relative TSR CAGR achieved during two performance periods under the 2025 PSU awards:
(i) the first performance period consists of the two fiscal years ending December 31, 2025, and December 31, 2026, and
(ii) the second performance period consists of the three fiscal years ending December 31, 2025, December 31, 2026, and
December 31, 2027. Up to 50% of the maximum number of PSUs are eligible to be earned based on performance during each performance period.
At the time of grant, the compensation committee established adjusted EBITDA margin targets representing a range of adjusted EBITDA margin achievement percentages from 0% to 200% for each fiscal year within a performance period.
The average adjusted EBITDA margin achievement percentage for a performance period is calculated as (i) the sum of the adjusted EBITDA margin achievement percentages for all fiscal years within a performance period, divided by (ii) the number of fiscal years within such performance period. If the threshold average adjusted EBITDA margin achievement percentage is not met during a performance period, then no portion of the 2025 PSUs eligible to be earned with respect to such performance period will be earned, regardless of TSR performance.
The compensation committee also established relative TSR CAGR targets for each performance period representing a range of TSR multipliers from 100% to 150%. Relative TSR CAGR for a performance period is calculated as (i) Upwork’s
TSR CAGR for the performance period, minus (ii) the benchmark index’s TSR CAGR for the performance period. If the threshold relative TSR CAGR is not met during a performance period, or if Upwork’s TSR CAGR for a particular performance period is negative, then the TSR multiplier would equal 100% and have no impact on payout. In addition, the number of Earned PSUs for any performance period is capped at 200% of target level regardless of any impact from the
TSR multiplier in the event of outsized performance.
The formula used to determine the number of Earned PSUs for each performance period under the 2025 PSU awards is as follows:

Earned PSU Formula for Each Performance Period
50% of Total Target Shares	X	Average Adjusted EBITDA Margin Achievement Percentage	X	TSR Multiplier	=	Earned PSUs
		0% - 200%		100% - 150%
We do not disclose the specific targets for the 2025 PSU awards prospectively, as we have determined that such disclosure would be expected to result in competitive harm for the Company. The adjusted EBITDA margin targets were determined based on our financial plans and have been designed to be challenging to achieve, in the spirit of our pay-for-
performance philosophy. The specific performance goals and achievement levels will be disclosed following the end of each performance period. The compensation committee believes the selected targets are challenging and that these awards reflect stockholder feedback and create a strong incentive for management to deliver long-term profitability and stockholder value creation.
As soon as reasonably practicable following the completion of each performance period (i.e., in early 2027 and 2028), the compensation committee will determine and certify in writing the average adjusted EBITDA margin achievement percentage and TSR multiplier attained during the applicable performance period and the number of Earned PSUs. We refer to the date of this certification as the Certification Date. Such Earned PSUs will be fully vested on the Certification
Date, provided that the NEO remains in service to Upwork on the Certification Date.
The first Certification Date with respect to the 2025 PSU awards will take place in early 2027. As a result, no portion of the
2025 PSU awards has been earned or vested at the time of the filing of this Proxy Statement.
The 2025 PSU awards are also subject to specified treatment in the event of a change in control, as described in
“Potential Payments upon Termination or Change in Control” below.

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2024 PSU Award Outcomes
The following table shows the performance goals and actual performance achieved for the first performance period for the
2024 PSU awards granted in February 2024. The first performance period for the 2024 PSU awards consisted of the fiscal year ended December 31, 2025, and the number of PSUs earned based on performance during that period were certified and vested in February 2026. The second performance period for the 2024 PSU awards consists of the fiscal year ending
December 31, 2026, and achievement will be certified in early 2027. For more information about the 2024 PSU awards, see the section titled “Executive Compensation—Compensation Discussion and Analysis—2024 Compensation Targets
and Outcomes—2024 Long-Term Incentive Compensation” in our definitive proxy statement filed with the SEC on April 25,
2025.
The performance achievement for the first performance period for the 2024 PSU awards was to be determined by linear interpolation between the following performance targets:

Combined Financial Target Percentage(1)	Achievement Percentage
43% and above	200%	Maximum
42%	180%
41%	160%
40%	140%
39%	120%
38%	100%	Target
37%	100%
36%	95%
35%	90%
34%	85%
33%	80%
32%	70%
31%	60%	Actual Achievement
30%	50%
29%	40%
28%	30%
27% and below	0%	Threshold
(1)Calculated as the sum of year-over-year revenue growth percentage and adjusted EBITDA margin for the year ended December 31, 2025, which were 2.4% and 28.6%, respectively.
The performance targets for the first performance period of the 2024 PSUs were intended to be challenging to achieve, reflect stockholder feedback, and required meaningful and consistent growth at a profitable level over an extended period of time from the grant date. The following table summarizes the number of earned PSUs for the first performance period of the 2024 PSUs compared to target.

NEO	Target PSUs	Earned PSUs
Hayden Brown	212,798	127,678
Erica Gessert	67,463	40,477
David T. Bottoms	48,188	28,912

64 2026 Proxy Statement	Table of Contents
2021 CEO Performance Award Outcomes
In January 2021, the compensation committee granted our CEO an option to purchase up to 1,500,000 shares of our common stock at a per share exercise price of $38.80, which we refer to as the CEO Performance Award. Vesting of the
CEO Performance Award was subject to both (i) the achievement of certain pre-established per share stock price targets and (ii) a four-year service-based vesting requirement. For a detailed analysis of the reasons for and terms and conditions of the CEO Performance Award, see the section titled “Compensation Discussion and Analysis—Long-Term Incentive
Compensation—Chief Executive Officer Performance Award” in our definitive proxy statement filed with the SEC on April
19, 2022.
The performance-based vesting requirement of the CEO Performance Award required the achievement of highly rigorous stock price thresholds based on a 90-day volume-based weighted average price, starting at $60 per share.
As set forth in the table below, none of these stock price thresholds had been met and no portion of the CEO Performance
Award had been earned or vested as of December 31, 2025.

CEO Performance Award Activity	Number of Shares
Unvested at December 31, 2025	1,500,000
Granted	—
Vested (or Earned)	—
Unvested at December 31, 2024	1,500,000
Granted	—
Vested (or Earned)	—
Unvested at December 31, 2023	1,500,000
Granted	—
Vested (or Earned)	—
Unvested at December 31, 2022	1,500,000
Granted	—
Vested (or Earned)	—
Unvested at December 31, 2021	1,500,000
Granted	—
Vested (or Earned)	—
Granted at January 18, 2021	1,500,000
The last 90-day measurement period ended on April 18, 2026. As of such date, none of the stock price thresholds had been met and no portion of the CEO Performance Award had been earned or vested. As a result, the CEO Performance
Award expired as to all 1,500,000 shares of our common stock subject to the award.
Other Compensation Elements
Health and Welfare Benefits
Our NEOs are eligible to participate in the same employee benefit plans, and generally on the same terms and conditions, as all other U.S. full-time employees. These benefits include medical, dental, and vision insurance, business travel insurance, an employee assistance program, mental health benefits, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short- and long-term disability insurance, commuter benefits, and reimbursement for mobile phone coverage.
We also sponsor a Section 401(k) retirement plan, which we refer to as the 401(k) Plan, that provides eligible employees, including our NEOs, with an opportunity to save for retirement on a tax-advantaged basis. U.S. employees who have attained at least 18 years of age are generally eligible to participate in the 401(k) Plan as of the first day of the calendar month. Participants may make pre-tax or post-tax contributions to the 401(k) Plan, subject to the statutorily prescribed annual limits on contributions under the Internal Revenue Code, which we refer to as the Code. Currently, we match 50%
of a participant’s contributions to the 401(k) Plan in cash, subject to an annual maximum limit of $5,000 per employee. An

Table of Contents	2026 Proxy Statement 65
employee’s interest in our match of a participant’s contributions is 100% vested after one year of service. An employee’s interest in his or her pre-tax or post-tax deferrals is 100% vested when contributed.
We design and adjust our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices.
Perquisites and Other Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program.
Accordingly, we do not provide significant perquisites or other personal benefits to our NEOs except as generally made available to our employees or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes.
During 2025, we provided a personal cybersecurity program to each NEO, for which we incurred costs of $21,768 for each of Ms. Brown and Mr. Bottoms (each of which includes an $11,054 gross up for taxes payable as a result of the services)
and $10,884 for Ms. Gessert (which includes a $5,527 gross up for taxes payable as a result of the services). The personal cybersecurity program provides cybersecurity awareness training and personal cybersecurity services. This security program is not limited to providing security services at business facilities and includes providing cybersecurity services at the residence and/or for personal devices of our NEOs. We do not consider any of these security services to be a personal benefit, but rather, reasonable and necessary expenses that directly result from our NEOs’ roles as our executives, and we believe these cybersecurity costs are reasonable and for our and our stockholders’ benefit.
Employment Arrangements
We entered into written employment offer letters with each of our NEOs when they joined us, and these offer letters have been amended and restated from time to time to reflect promotions for Ms. Brown and Mr. Bottoms and to reflect a change in our corporate structure for Mr. Bottoms. We refer to these offer letters, as they may have been amended and restated, as the Offer Letters. We believe that these arrangements were necessary to secure the continued service of these individuals in a highly competitive job market.
Each of these Offer Letters provides for “at will” employment (meaning that either we or the NEO may terminate the employment relationship at any time with or without cause and with or without notice) and generally sets forth the NEO’s then-current annual base salary, an indication of eligibility for participation in our annual performance bonus plan, and eligibility to participate in our employee benefit plans, including our health insurance plan and disability insurance plan, as established from time to time.
These Offer Letters also provide that each NEO will be eligible to enter into a change in control and severance agreement, which we refer to as a Severance Agreement, based on his or her position within our company. These agreements specify the severance payments and benefits that he or she will be eligible to receive in connection with certain terminations of employment from our company. These post-employment compensation arrangements are discussed in “—Post-
Employment Compensation” and “—Executive Compensation Tables—Potential Payments upon Termination or Change in Control” below.
In addition, each of our NEOs executed our standard confidential information and invention assignment agreement and employee dispute resolution agreement upon the commencement of their employment.
Post-Employment Compensation
We have entered into a Severance Agreement with each of our NEOs, which provides for certain protections in the event of certain involuntary terminations of employment, including a termination of employment in connection with a change in control of our company, in exchange for a general release of claims and compliance with a non-disparagement covenant for a period of 24 months following separation from us (to the extent permitted by applicable law). Each Severance
Agreement is in effect for three years, with automatic renewals for new three-year periods unless notice is given by us to the NEO three months prior to the date on which the agreement would otherwise renew.
In 2025, we amended the Severance Agreements with Ms. Brown and Ms. Gessert to, among other things, revise the definitions of “Good Reason” to clarify that a reduction in title, duties, responsibilities or authority would include, following a
Change in Control (as defined in the Severance Agreements), ceasing to be the chief executive officer or chief financial officer, respectively, of a publicly traded company that is the ultimate parent entity of the acquirer. In certain transactions, senior executives may retain their titles while experiencing a material diminution in substantive responsibilities, authority, or external-facing duties. The compensation committee approved these changes to address this risk and ensure that the

66 2026 Proxy Statement	Table of Contents
protections afforded by the Severance Agreements operate as intended by focusing on the scope and substance of the executive’s role, rather than title alone.
We believe these Severance Agreements provide reasonable compensation in the form of severance pay and certain limited benefits to the NEO if his or her employment with us is terminated under certain circumstances to facilitate his or her transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing NEO to sign a separation and release agreement in a form prescribed by us providing for a general release of all claims as a condition to receiving post-employment compensation payments or benefits. We believe that these agreements help maintain our NEOs’ continued focus on their assigned duties to maximize stockholder value if there is a potential change in control transaction and mitigate the risk of subsequent disputes or litigation. The terms and conditions of these agreements were approved by our board of directors after an analysis of competitive market data in consultation with the compensation committee’s compensation consultant and are periodically reassessed to confirm that they remain appropriate as compared against competitive market practices.
Under the Severance Agreements, all payments and benefits in the event of a change in control of our company are payable only if there is a connected loss of employment by an NEO (a so-called “double-trigger” arrangement). We use this double-trigger arrangement to protect against the loss of retention value following a change in control and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction alone.
In the event of a change in control of our company, to the extent Section 280G or 4999 of the Code is applicable to an
NEO, such individual is entitled to receive either:
•a payment of the full amounts specified in his or her agreement to which he or she is entitled; or
•a payment of such amount that is $1.00 less than the amount that would otherwise trigger the excise tax imposed by Section 4999, depending on which results in the NEO receiving a higher amount after taking into account all federal, state, local, and foreign income, employment, and other taxes and the excise tax imposed by Section
4999.
We are not obligated to provide excise tax payments, which we refer to as gross ups, to any of our executive officers, including our NEOs.
We believe that having in place reasonable and competitive post-employment compensation arrangements, including in the event of a qualifying termination in connection with or within specified periods before or after a change in control of our company, are essential to attracting and retaining highly qualified executive officers. The compensation committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining our
NEOs’ compensation. We do believe, however, that these arrangements are necessary to offer competitive compensation packages.
An award agreement for equity awards that vest upon satisfaction of performance criteria may provide for acceleration upon a change in control (for a description of the treatment of our outstanding PSUs upon a change in control, see
“Potential Payments upon Termination or Change in Control” below). The benefits under the Severance Agreements supersede all other cash severance and vesting acceleration arrangements (excluding equity awards that vest, in whole or in part, upon satisfaction of performance criteria, which will be governed by the terms of the applicable performance-based equity awards).
For detailed descriptions of the post-employment compensation arrangements with our NEOs, as well as an estimate of the potential payments and benefits payable thereunder, see “Potential Payments upon Termination or Change in Control”
below.
Confidentiality, Non-Competition, and Non-Solicitation Agreements
Our NEOs have each entered into agreements containing confidentiality, non-competition, and non-solicitation covenants.
Under these agreements, our NEOs have agreed to refrain from (i) disclosing our proprietary information in perpetuity, (ii)
competing with us or soliciting our clients or customers during the period of their employment, and (iii) soliciting our employees or consultants for a period of 12 months following the termination of their employment (to the extent permitted by applicable law).

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Other Compensation Policies and Considerations
Stock Ownership Guidelines
We have adopted Stock Ownership Guidelines designed to encourage our executive officers and members of our board of directors to achieve and maintain a meaningful ownership stake in our company, thereby aligning their interests with those of our stockholders and promoting a long-term perspective in their management of our company.
Our executive officers and the members of our board of directors are expected to accumulate shares of our common stock toward target ownership levels that are based on a multiple of their respective base salary or annual retainer, as the case may be. Shares underlying unexercised or unvested equity awards are not considered owned for purposes of the Stock
Ownership Guidelines.
Currently, the market value of the qualifying shares that each executive officer or member of our board of directors is required to own is as follows:

Individual Subject to Guidelines	Minimum Ownership Level
Chief Executive Officer	5x annual base salary
Other executive officers	1x annual base salary
Non-employee directors	3x annual cash retainer for service as member of our board of directors(1)
(1)Excludes any additional cash retainer paid as a result of service as our chairperson, lead independent director, committee chair, or committee member.
The minimum level of ownership is expected to be achieved within five years of the date the applicable individual becomes covered by the Stock Ownership Guidelines, and each such individual is expected to continuously hold a sufficient number of shares of our common stock to satisfy the ownership level thereafter for the duration the individual is covered by the Stock Ownership Guidelines. Compliance is evaluated by the compensation committee annually, as of fiscal year-end.
If, following the compliance deadline, an individual covered by the Stock Ownership Guidelines has not satisfied the applicable ownership level called for by the Stock Ownership Guidelines, then he or she must retain ownership of shares based on a retention ratio that is equal to 50% of the “net profit shares” as follows: each time he or she exercises a stock option, vests in a restricted stock award, or has an RSU or PSU award settled for shares of our common stock, he or she is expected to retain (i) 50% of the shares remaining after payment of the option exercise price and taxes owed upon exercise; (ii) 50% of the newly vested shares of restricted stock after the payment of applicable taxes; and (iii) 50% of the shares received on settlement of the RSU or PSU award after the payment of applicable taxes, in each case until the ownership level required by the Stock Ownership Guidelines is met.
As of December 31, 2025, each of our NEOs and non-employee members of our board of directors was either in compliance with the applicable ownership levels required by the Stock Ownership Guidelines or had not been covered by the Stock Ownership Guidelines for five years.
Limitations on Liability and Indemnification Matters
Our restated certificate of incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by the DGCL. Consequently, our directors and officers are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors or officers, except liability for:
•any breach of the director’s or officer’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•with respect to our directors, unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL;
•any transaction from which the director or officer derived an improper personal benefit; or
•with respect to officers, in any action by or in the right of our company.

68 2026 Proxy Statement	Table of Contents
Our current restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted, subject to very limited exceptions.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and key employees. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts actually and reasonably incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these provisions of our restated certificate of incorporation, amended and restated bylaws, and indemnification agreements are necessary to attract and retain qualified directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our restated certificate of incorporation and amended and restated bylaws or in these indemnification agreements may discourage stockholders from bringing a lawsuit against our directors and officers for breaches of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Clawback Policy
We maintain a robust compensation recovery policy, which we refer to as our Clawback Policy, covering (i) our executive officers and all employees who are officers for purposes of Section 16 of the Exchange Act, including current and former executive officers and Section 16 officers, each of whom we refer to as a Covered Executive, and (ii) each of our employees who has been granted one or more PSU awards, each of whom we refer to as a Covered PSU Recipient.
Mandatory Clawback
In accordance with SEC and Nasdaq rules, if it is determined that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws (including any required accounting restatement to correct an error in previously issued financial statements that is not material to the previously issued financial statements but that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), our Clawback Policy provides that our compensation committee must require that each Covered Executive reimburse or forfeit to us the amount of incentive-based compensation received during the three most recently completed fiscal years, which we refer to as a Clawback Period, that exceeds the amount of incentive-based compensation such Covered Executive would have received had the original grant or payment of incentive-based compensation been determined based on the restated financial results. Incentive-based compensation includes any compensation that is granted, earned, or vested based wholly or in part on the attainment of any financial reporting measure.
Discretionary Clawback
In addition to the mandatory clawback required by SEC and Nasdaq rules, our Clawback Policy provides our compensation committee the authority to recoup additional compensation from Covered Executives in certain circumstances, as well as compensation from Covered PSU Recipients. If our compensation committee determines that a
Covered Executive or Covered PSU Recipient engaged in fraud or intentional misconduct that materially contributed to the requirement to prepare an accounting restatement, the compensation committee may require such Covered Executive or
Covered PSU Recipient to reimburse or forfeit to us up to 100% of any incentive-based compensation and up to 100% of any other grant or award under our 2018 Plan received during the applicable Clawback Period. The compensation committee may exercise this discretionary authority even if a Covered Executive’s or Covered PSU Recipient’s fraud or intentional misconduct did not result in an award or payment greater than that which would have been awarded absent the violation.
Our prior compensation recoupment policy applies with respect to incentive-based compensation received prior to
October 2, 2023, the effective date of the Nasdaq listing rules applicable to compensation recoupment. For a description

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of this policy, see “Executive Compensation—Other Compensation Policies—Clawback Policy” in our definitive proxy statement filed with the SEC on April 28, 2023.
Policies and Practices Related to the Timing of Equity Grants
We do not time equity grants to take advantage of a depressed stock price or an anticipated increase in stock price and generally make awards on predetermined dates to ensure that awards cannot be timed to take advantage of material non-
public information. While we generally do not grant option awards and did not grant any option awards to our NEOs in
2025, our annual stock awards to our NEOs and other employees are currently made in the first fiscal quarter, after the release of the prior year’s results, and Annual Awards to our non-employee directors are granted on the date of our annual meeting of stockholders. New hire stock awards to employees, including executive officers, are generally granted on the
18th of the month coincident with or immediately following their start date, and Initial Awards to non-employee directors are granted on the date of the non-employee director’s initial appointment or election to our board of directors. In addition, the number of shares subject to stock awards granted to our employees and non-employee directors is currently determined by dividing the award value by the average daily closing price of our common stock for the 30-calendar day period ending on the trading day immediately prior to the grant date (rounding down to the nearest whole share).
Hedging, Derivative Securities Transactions, Short Selling, and Pledging
Our Insider Trading Policy provides that covered persons, including the members of our board of directors, our executive officers, and other employees and independent contractors who have been identified as having regular access to material non-public information about us in the ordinary course of their duties, may not:
•engage in hedging or monetization transactions involving Upwork securities, such as zero-cost collars and forward sale contracts, or contribute Upwork securities to exchange funds that could be interpreted as having the effect of hedging in Upwork securities;
•engage in transactions involving options or other derivative securities on Upwork securities, such as puts and calls, whether on an exchange or in any other market;
•engage in short sales of Upwork securities, including short sales “against the box”; or
•use or pledge Upwork securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by the designated compliance administrator under the Insider Trading Policy, which approval may be granted only where the covered person has clearly demonstrated the financial capacity to repay the loan without resorting to the pledged securities.
Rule 10b5-1 Plans
Certain of our executive officers and non-employee directors have in the past adopted written plans that comply with the requirements of Rule 10b5-1 under the Exchange Act, known as Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the executive officer or non-employee director when entering into the plan, without further direction from them. The executive officer or non-employee director may amend or terminate the plan in specified circumstances. In 2023, we revised our Insider Trading Policy to ensure that Rule 10b5-1 plans entered into by our executive officers, non-employee directors, and other employees comply with the amendments to Rule 10b5-1 adopted by the SEC in December 2022.
Tax and Accounting Considerations
The compensation committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.
Deductibility of Executive Compensation
Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes for remuneration in excess of $1 million paid to certain current and former executive officers who are “covered employees.” The Tax Cuts and Jobs Act of 2017 repealed exceptions to the deductibility limit that were previously available for “performance-based compensation,” including equity awards, effective for taxable years after December 31, 2017, subject to certain grandfathering rules.
While the compensation committee considers the deductibility of awards as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions, as noted above, and

70 2026 Proxy Statement	Table of Contents
retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. Further, no assurances can be given that any compensation paid by us will be deductible under Section 162(m) even if so intended.
Accounting for Stock-Based Compensation
The compensation committee considers accounting implications when designing compensation plans and arrangements for our executive officers and other employees. Chief among these is ASC 718, the standard that governs the accounting treatment of certain stock-based compensation. Among other things, ASC 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.
Compensation Risk Considerations
The compensation committee, with the assistance of its compensation consultant, periodically reviews our various compensation programs and related policies and practices and believes that the mix and design of the elements of such programs do not encourage our employees, including our executive officers, to take inappropriate or excessive risks and accordingly are not reasonably likely to have a material adverse effect on us. In particular, in conducting our review, we consider compensation program attributes that help to mitigate risk, including:
•the mix of cash and equity compensation;
•the balance of short-term and long-term performance focus;
•the oversight of our independent compensation committee;
•our Insider Trading Policy, which prohibits the hedging of the economic interest in our securities; and
•our short- and long-term incentive programs being subject to the achievement of financial performance metrics and offering upside leverage that is within reasonable market norms and providing for capped payouts.
Report of the Compensation Committee
This report of the compensation committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy
Statement into any filing under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item
402(b) of Regulation S-K with management, and based on such review and discussions, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this Proxy
Statement.
Submitted by the Compensation Committee
Gary Steele, Chair
Dana L. Evan
Glenn Kelman

Table of Contents	2026 Proxy Statement 71
Executive Compensation Tables
2025 Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by, or paid to each of our NEOs for all services rendered in all capacities during the fiscal year ended December 31, 2025, and, to the extent required under
SEC rules, the fiscal years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Hayden Brown President and Chief Executive Officer	2025	625,000	15,153,165	1,289,438	27,099	17,094,702
	2024	595,000	8,554,496	761,600	20,813	9,931,909
	2023	570,000	8,594,663	307,800	35,678	9,508,141
Erica Gessert Chief Financial Officer	2025	606,375	4,100,252	887,675	16,215	5,610,517
	2024	572,917	3,254,415	607,787	5,606	4,440,725
	2023	375,833(5)	4,950,000	183,467(5)	5,619	5,514,919
David T. Bottoms GM, Marketplace	2025	478,192	2,495,792	514,726	27,099	3,515,809
	2024	445,088	2,324,589	374,643	5,606	3,149,926
(1)Base salary changes for 2025 were effective as of March 1, 2025. The amounts reported represent the base salaries actually earned during
2025.
(2)The amounts reported represent the grant date fair value calculated in accordance with ASC 718. See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, for a discussion of the relevant assumptions used in calculating these amounts. For PSUs, the amount reported in the table is based on the probable outcome of the applicable performance condition at the time of grant (100% of performance target). Each NEO was granted RSU and PSU awards in 2025 as described in “—Compensation Discussion and Analysis—2025 Compensation Targets and Outcomes.” For PSUs granted in 2025, the maximum performance shares payable and corresponding maximum aggregate value based on the grant date fair value of such awards are (i) 1,376,518 shares and $18,183,803 for Ms. Brown; (ii) 310,390 shares and $4,100,252 for Ms. Gessert; and (iii) 188,932 shares and $2,495,792 for Mr.
Bottoms.
(3)The amounts reported represent incentive bonuses actually earned pursuant to our annual performance bonus plan for the applicable year and include the impact of any individual performance adjustment for each of our non-CEO NEOs. Payments for 2025 are described in greater detail in “—Compensation Discussion and Analysis—2025 Compensation Targets and Outcomes—2025 Short-Term Incentive
Compensation.”
(4)The amounts reported for 2025 represent (i) our matching contribution of $5,000 under our 401(k) Plan for each of Mses. Brown and Gessert and Mr. Bottoms, (ii) $331 paid to our disability insurance plan for each of Mses. Brown and Gessert and Mr. Bottoms, and (iii) $21,768,
$10,884, and $21,768 for personal cybersecurity services for Mses. Brown and Gessert and Mr. Bottoms, respectively (which include an
$11,054, $5,527, and $11,054 gross up for Mses. Brown and Gessert and Mr. Bottoms, respectively, for taxes payable as a result of the cybersecurity services).
(5)The amounts reported represent prorated amounts due to Ms. Gessert’s employment start date in April 2023.

72 2026 Proxy Statement	Table of Contents
2025 Grants of Plan-Based Awards Table
The following table provides information concerning each grant of an award made in 2025 for each of our NEOs under any plan. This information supplements the information about these awards set forth in the 2025 Summary Compensation
Table.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(3)
Name	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Hayden Brown	Cash	—	—	1,797	718,750	1,437,500	—	—	—	—	—
	RSU	03/18/2025	03/17/2025	—	—	—	—	—	—	458,839	6,061,263
	PSU	03/18/2025	03/17/2025	—	—	—	1,720	688,259	1,376,518	—	9,091,901
Erica Gessert	Cash	—	—	970	485,100	1,164,240	—	—	—	—	—
	RSU	03/18/2025	03/17/2025	—	—	—	—	—	—	155,195	2,050,126
	PSU	03/18/2025	03/17/2025	—	—	—	387	155,195	310,390	—	2,050,126
David T. Bottoms	Cash	—	—	574	286,915	688,597	—	—	—	—	—
	RSU	03/18/2025	03/17/2025	—	—	—	—	—	—	94,466	1,247,896
	PSU	03/18/2025	03/17/2025	—	—	—	236	94,466	188,932	—	1,247,896
(1)These columns show a range of possible payouts under our 2025 Performance Bonus Plan, as described in “—Compensation Discussion and
Analysis—2025 Compensation Targets and Outcomes—2025 Short-Term Incentive Compensation.” These amounts do not correspond to the actual amounts that were received by our NEOs. The amount shown in the “Threshold” column represents the amount payable if the minimum level of company performance was achieved for a positive payout to occur under our 2025 Performance Bonus Plan and the NEO (other than our CEO) earned the maximum negative individual performance adjustment (-20%). The amount shown in the “Target” column represents the amount payable if the “target” level of company performance (100% of performance target) was achieved for our 2025 Performance Bonus
Plan, without taking into account any impact from the individual performance adjustment. The amount shown in the “Maximum” column represents the amount payable if the maximum level of company performance (200% of company performance target) was achieved for our
2025 Performance Bonus Plan and the NEO (other than our CEO) earned the maximum positive individual performance adjustment (+20%).
The actual amounts received by our NEOs were as follows: Ms. Brown, $1,289,438; Ms. Gessert, $887,675; and Mr. Bottoms, $514,726.
(2)These columns show a range of outcomes possible under the PSU awards granted in 2025. The amount shown in the “Threshold” column represents the number of PSUs that would become Earned PSUs if the minimum level of performance was achieved for any PSUs to become
Earned PSUs. The amount shown in the “Target” column represents the number of PSUs that would become Earned PSUs if the “target” level of performance (100% of performance target) was achieved for each measurement period for the 2025 PSU awards. The amount shown in the
“Maximum” column represents the number of PSUs that would become Earned PSUs if the maximum level of performance (200% of performance target) was achieved for each measurement period for the 2025 PSU awards. Further information about these awards is provided in the section titled “—Compensation Discussion and Analysis—2025 Compensation Targets and Outcomes—2025 Short-Term Incentive
Compensation.”
(3)The amounts reported represent the grant date fair value calculated in accordance with ASC 718. See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, for a discussion of the relevant assumptions used in calculating these amounts. For PSUs, the amount reported is based on the probable outcome of the applicable performance conditions, which reflects the target level of performance at the time of grant (100% of performance target). Each NEO was granted RSU and
PSU awards in 2025 as described in “—Compensation Discussion and Analysis—2025 Compensation Targets and Outcomes.” The vesting of these stock awards is detailed in the “Outstanding Equity Awards at 2025 Fiscal Year-End” table below.

Table of Contents	2026 Proxy Statement 73
Outstanding Equity Awards at 2025 Fiscal Year-End Table
The following table presents, for each of the NEOs, information regarding outstanding stock options, RSUs, and PSUs held as of December 31, 2025.

	Option Awards						Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2)
Hayden Brown	09/26/2017	193,510	—	—	3.68	09/25/2027	—	—	—	—
	01/18/2021(4)	—	—	1,500,000	38.80	01/17/2031	—	—	—	—
	02/18/2022(5)	—	—	—	—	—	7,611	150,850	—	—
	02/18/2022(6)	—	—	—	—	—	9,589	190,054	—	—
	02/18/2023(7)	—	—	—	—	—	91,667	1,816,840	—	—
	02/18/2023(8)	—	—	—	—	—	74,250	1,471,635	–-	—
	03/18/2024(9)	—	—	—	—	—	159,599	3,163,252	–-	–-
	03/18/2024(10)	—	—	—	—	—	127,678	2,530,578	212,799	4,217,676
	03/18/2025(11)	—	—	—	—	—	372,807	7,389,035
	03/18/2025(12)	—	—	—	—	—	—	—	1,376,518	27,282,587
Erica Gessert	05/18/2023(13)	—	—	—	—	—	225,000	4,459,500	—	—
	03/18/2024(9)	—	—	—	—	—	75,896	1,504,259	—	—
	03/18/2024(10)	—	—	—	—	—	40,477	802,254	67,463	1,337,117
	03/18/2025(11)	—	—	—	—	—	126,096	2,499,223	—	—
	03/18/2025(12)	—	—	—	—	—	—	—	310,390	6,151,930
David T. Bottoms	09/18/2022(14)	—	—	—	—	—	26,940	533,951	—	—
	02/18/2023(7)	—	—	—	—	—	18,750	371,625	—	—
	03/18/2024(9)	—	—	—	—	—	54,212	1,074,482	—	—
	03/18/2024(10)	—	—	—	—	—	28,912	573,036	48,188	955,086
	03/18/2025(11)	—	—	—	—	—	76,754	1,521,264	—	—
	03/18/2025(12)	—	—	—	—	—	—	—	188,932	3,744,632
(1)Outstanding equity awards with a grant date prior to August 30, 2018, the date the 2018 Plan became effective, were granted under our 2014
Equity Incentive Plan, which we refer to as the 2014 Plan. Outstanding equity awards with a grant date after August 30, 2018, were granted under the 2018 Plan. The vesting of all awards is subject to continued service on each vesting date, in addition to any additional vesting terms described below.
(2)Represents the fair market value of the shares underlying the stock awards based on the closing price on Nasdaq of our common stock on
December 31, 2025 (the last day of business of 2025), which was $19.82 per share.
(3)The amounts in this column represent the number of PSUs that would be earned if the “target” level of performance (100% of performance target) was achieved for each performance measurement period for the applicable PSU award. Any portion of the PSUs that are eligible to be earned based on company performance during a performance period will be fully vested upon the certification of company performance for

74 2026 Proxy Statement	Table of Contents
such performance period following the end of that performance period, subject to such NEO’s continued service on the applicable certification date.
(4)The stock option vests as described in the section titled “—Compensation Discussion and Analysis—2025 Long-Term Incentive Compensation
—2021 CEO Performance Award Outcomes.” The time vesting requirement of the stock option is subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination or Change in Control.”
(5)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after February 18, 2022, over 16 quarters of continuous service, such that the RSU award shall vest in full four years from February 18, 2022, subject to Ms. Brown’s continued
service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in
Control.”
(6)The earned PSUs vested 25% on February 18, 2023 and thereafter 1/16th of the earned PSUs shall vest on each quarterly anniversary thereafter, subject to Ms. Brown’s continued service. The earned PSUs are subject to acceleration upon certain events as described in “—
Potential Payments upon Termination or Change in Control.”
(7)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after February 18, 2023, over 16 quarters of continuous service, such that the RSU award shall vest in full four years from February 18, 2023, subject to the NEO’s continued
service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in
Control.”
(8)The earned PSUs vested 25% on February 18, 2024, and 1/16th of the earned PSUs shall vest on each quarterly anniversary thereafter, subject to the NEO’s continued service. The earned PSUs are subject to acceleration upon certain events as described in “—Potential
Payments upon Termination or Change in Control.”
(9)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after March 18, 2024, over 16 quarters of continuous service, such that the RSU award shall vest in full four years from March 18, 2024, subject to the NEO’s continued
service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in
Control.”
(10)Represents the 2024 PSU awards, which are eligible to vest up to 50% based on company performance during the year ended December 31,
2025, and up to 50% based on company performance during the year ending December 31, 2026, subject to the recipient’s continued service through the date on which company performance during each performance period is certified by the compensation committee. The compensation committee certified performance for the first performance period at 60% in February 2026, and the actual number of shares that vested for each NEO was as follows, as reported in the “Number of Shares or Units of Stock That Have Not Vested (#)” column: Ms. Brown,
127,678 shares; Ms. Gessert, 40,477 shares; and Mr. Bottoms, 28,912 shares. The certification date for the second performance period is expected to take place in early 2027, and the PSUs attributable to such performance period are reported at the “target” level of performance in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)” column. A description of the treatment of the 2024 PSUs upon a change in control is provided in the section titled “—Potential Payments upon Termination or Change in
Control.”
(11)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after March 18, 2025, over 16 quarters of continuous service, such that the RSU award shall vest in full four years from March 18, 2025, subject to the NEO’s continued
service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in
Control.”
(12)Represents the 2025 PSU awards, which are eligible to vest up to 50% based on company performance during the years ending December
31, 2025, and December 31, 2026, and up to 50% based on company performance during the years ending December 31, 2025, December
31, 2026, and December 31, 2027, subject to the recipient’s continued service through the date on which company performance during each performance period is certified by the compensation committee. The first such certification date is expected to take place in early 2027. Based on Company performance for the first year of the two performance periods (the year ended December 31, 2025), which exceeded target performance levels, the amounts shown reflect the maximum number of PSUs that may be earned at the end of the two performance periods.
A description of the treatment of the 2025 PSUs upon a change in control is provided in the section titled “—Potential Payments upon
Termination or Change in Control.”
(13)The RSUs vested 25% on May 18, 2024, and thereafter the RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after May 18, 2024, over 12 quarters of continuous service, such that the RSU award shall vest in full four years from
May 18, 2023, subject to Ms. Gessert’s continued service. The RSUs are subject to acceleration upon certain events as described in “—
Potential Payments upon Termination or Change in Control.”
(14)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after September 18, 2022, over
16 quarters of continuous service, such that the RSU award shall vest in full four years from September 18, 2022, subject to Mr. Bottoms’s continued service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or
Change in Control.”

Table of Contents	2026 Proxy Statement 75
2025 Stock Option Exercises and Stock Vested Table
The following table presents, for each of our NEOs, the number of shares of our common stock acquired upon the exercise of stock options or vesting and settlement of RSUs and PSUs during 2025 and the aggregate value realized upon the exercise of stock options and the vesting and settlement of RSUs and PSUs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Hayden Brown	—	—	366,162	5,957,749
Erica Gessert	—	—	212,831	3,428,092
David T. Bottoms	—	—	92,726	1,519,672
(1)The value realized upon exercise of an option equals the difference between the price per share of our common stock on Nasdaq on the exercise date less the exercise price per share of the option. Amounts shown are presented on an aggregate basis for all exercises that occurred during 2025.
(2)The value realized upon the vesting and settlement of an RSU or PSU is based on the closing price on Nasdaq of our common stock on the date prior to the vesting date. Amounts shown are presented on an aggregate basis for all vesting and settlement that occurred during 2025.
Potential Payments upon Termination or Change in Control
We have entered into a Severance Agreement with each of our NEOs that provides for certain protections in the event of certain involuntary terminations of employment in exchange for a customary release of claims as described above in “—
Compensation Discussion and Analysis—Other Compensation Elements—Post-Employment Compensation.”
Involuntary Terminations Outside a Change in Control
The Severance Agreements provide the following benefits, in exchange for a customary release of claims, if the NEO’s employment is terminated by us without cause (as defined in the Severance Agreements) or, with respect to our CEO only, by the NEO for good reason (as defined in the Severance Agreements), outside of a change in control (as defined in the Severance Agreements):

Benefit	Hayden Brown	Erica Gessert	David T. Bottoms
Cash Severance	1x base salary
Continuation of Medical Benefits	12 months
Accelerated Vesting of Equity Awards(1)	50% acceleration	None
(1)Acceleration of vesting under the Severance Agreements excludes equity awards that vest, in whole or in part, upon satisfaction of performance criteria.
Treatment of PSUs
The acceleration provisions in the Severance Agreements generally do not apply to PSU awards. The 2022 and 2023
PSU awards provided that 25% of the total number of earned PSUs would vest on the one-year anniversary of the vesting commencement date and the remainder of the earned PSUs would vest quarterly thereafter. This time-based vesting requirement applicable to earned PSUs with respect to such awards granted to our CEO will accelerate in a manner consistent with the acceleration provisions of the Severance Agreements for an involuntary termination outside a change in control scenario.
Change in Control
The Severance Agreements provide the following benefits, in exchange for customary release of claims, if the NEO’s employment is terminated by us without cause (as defined in the Severance Agreements) or by the executive for good reason (as defined in the Severance Agreements) within the three months preceding a change in control (as defined in the
Severance Agreements) (but after a legally binding and definitive agreement for a potential change in control has been executed) or within the 12 months following a change in control:

76 2026 Proxy Statement	Table of Contents

Benefit	Hayden Brown	Erica Gessert	David T. Bottoms
Cash Severance	1.5x base salary	1x base salary
Prorated Bonus Payment(1)	1x target bonus
Continuation of Medical Benefits	18 months	12 months
Accelerated Vesting of Equity Awards(2)	100% acceleration
(1)The payment for the NEO’s then-current target bonus opportunity shall be prorated for the portion of the then-current year the NEO served prior to the termination.
(2)Acceleration of vesting under the Severance Agreements excludes equity awards that vest, in whole or in part, upon satisfaction of performance criteria. An award agreement for equity awards that vest upon satisfaction of performance criteria may provide for acceleration upon a change in control, and we have described below the treatment of PSU awards.
Treatment of PSUs
The acceleration provisions in the Severance Agreements generally do not apply to PSU awards. The treatment of the
2024 and 2025 PSU awards (the outstanding PSU awards that have incomplete performance periods at the time of the filing of this Proxy Statement) upon a Corporate Transaction (as defined in the 2018 Plan) is described below and varies across the awards due to award design differences.
Treatment of 2022 and 2023 PSUs
The performance periods for the 2022 and 2023 PSU awards are complete, and 25% of the total number of earned PSUs vested on the one-year anniversary of the vesting commencement date and the remainder of the earned PSUs vest quarterly thereafter. This time-based vesting requirement applicable to earned PSUs with respect to such awards will accelerate in a manner consistent with the acceleration provisions of the Severance Agreements in a change in control scenario.
Treatment of the 2024 PSUs
In the event of a Corporate Transaction (as defined in the 2018 Plan) during fiscal years 2025 or 2026, the number of earned PSUs for the year in which the Corporate Transaction closes will equal the greater of: (i) that number of PSUs that would be earned assuming full year revenue and adjusted EBITDA margin performance based on the most recent management forecasts and (ii) target achievement levels. Any such earned PSUs will vest concurrent with the closing of the Corporate Transaction.
In the event of a Corporate Transaction during 2025 or 2026, then, as to any 2024 PSUs that would otherwise be subject to vesting during subsequent years, all such PSUs will be converted into a number of time-based RSUs based on target achievement, subject to pro-rata quarterly vesting for the duration of the years in which such PSUs would have otherwise been subject to vesting and will be subject to the acceleration provisions of the NEO’s Severance Agreement.
Treatment of 2025 PSUs
In the event of a Corporate Transaction (as defined in the 2018 Plan) prior to the completion of a performance period, the number of earned PSUs for such performance period will be equal to the number of PSUs that would be earned assuming: (i) the greater of (a) an adjusted EBITDA margin achievement percentage assuming adjusted EBITDA margin for the remainder of the performance period based on the most recent management forecasts and (b) target adjusted
EBITDA margin achievement percentage; and (ii) a TSR multiplier based on (a) our actual TSR CAGR based on the price per share of our common stock in the Corporate Transaction and (b) the benchmark index’s actual TSR CAGR, in each case measured using the closing date of the Corporate Transaction as the final day of the performance period. Any such earned PSUs will vest concurrent with the closing of the Corporate Transaction.
The earned PSUs calculated in accordance with the foregoing will remain outstanding (unvested) and vest in substantially equal quarterly installments through the last day of the performance period applicable to the PSUs. However, such earned
PSUs that remain outstanding will accelerate in full upon a CIC Qualifying Termination (as defined in the Severance
Agreements). In the event that a Corporate Transaction occurs and the earned PSUs are not assumed or substituted, then such earned PSUs will accelerate in full at the closing of the Corporate Transaction.
If a recipient’s employment is terminated without cause (as defined in the Severance Agreements) following the execution of a definitive agreement for a potential change in control, then the PSUs eligible to be earned contingent upon the closing

Table of Contents	2026 Proxy Statement 77
of the Corporate Transaction will remain outstanding and eligible to be earned solely in the event of the consummation of a Corporate Transaction for a period of 60 days.
2025 Potential Payments upon Termination or Change in Control Table
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our NEOs. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on December 31, 2025, and the price per share of our common stock was the closing price on Nasdaq as of December 31, 2025 (the last day of business of 2025), which was $19.82 per share. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	Qualifying Termination - No Change in Control				Qualifying Termination - Change in Control
Name	Cash Severance ($)(1)	Continuation of Medical Benefits ($)	Value of Accelerated Vesting ($)(2)	Total ($)	Cash Severance ($)(1)	Bonus Payment ($)(3)	Continuation of Medical Benefits ($)	Value of Accelerated Vesting ($)(2)	Total ($)
Hayden Brown	630,000	37,621	7,090,833	7,758,454	945,000	724,500	56,431	49,899,585	51,625,516
Erica Gessert	612,150	38,211	—	650,361	612,150	489,720	38,211	17,289,145	18,429,226
David T. Bottoms	484,169	38,403	—	522,572	484,169	290,502	38,403	9,156,126	9,969,200
(1)The severance amount related to base salary was determined based on salaries in effect on December 31, 2025.
(2)The value of accelerated vesting is calculated based on the per share closing price on Nasdaq as of December 31, 2025 (the last day of business of 2025), which was $19.82 per share (in the case of unvested stock options, if applicable, such per share closing price less the aggregate exercise price of each outstanding unvested stock option). The CEO Performance Award was not included, as the exercise price for such award was above the per share closing price of our common stock on Nasdaq as of December 31, 2025 (the last day of business of
2025). The TSR multiplier does not impact the estimates in the table above for the 2025 PSU awards.
(3)The value of the bonus payment was determined based on the full amount of the target bonus in effect on December 31, 2025.
Transition and Separation Agreement with Mr. Bottoms
On March 17, 2026, we entered into an agreement with Mr. Bottoms, which we refer to as the Bottoms Separation
Agreement, setting forth the terms of Mr. Bottoms’s separation from the Company. Pursuant to the Bottoms Separation
Agreement, subject to a release of claims by Mr. Bottoms, Mr. Bottoms will be entitled to certain payments and benefits after his last day of employment, which occurred on April 3, 2026, including (i) a lump sum payment equal to twelve months’ base salary and (ii) reimbursement for any insurance premium payments paid by Mr. Bottoms to continue to receive coverage for himself and his covered dependents under the Consolidated Omnibus Budget Reconciliation Act of
1985, as amended, or COBRA, until the earlier of (x) the effective date on which he becomes covered by a substantially equivalent health insurance plan of a subsequent employer, (y) twelve months following his last date of employment, and
(z) the date he is no longer eligible for COBRA benefits. Mr. Bottoms’s outstanding equity awards continued to vest until his departure on April 3, 2026, and he subsequently forfeited the remainder of his outstanding equity awards. The foregoing description of the Bottoms Separation Agreement is qualified in its entirety by reference to the full text of the
Bottoms Separation Agreement, which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2026.

78 2026 Proxy Statement	Table of Contents
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid, which we refer to as CAP, and certain financial performance of our company and peers. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to “—Compensation Discussion and Analysis.”

Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss)(7) ($ in thousands)	Company- Selected Measure: Adjusted EBITDA(8) ($ in thousands)
					Upwork Total Stockholder Return(5) ($)	Peer Group Total Stockholder Return(6) ($)
2025	17,094,702	41,181,795	4,563,163	9,959,702	186	230	115,425	225,556
2024	9,931,909	7,723,619	3,795,326	3,730,756	153	188	215,586	167,593
2023	9,508,141	10,014,499	3,483,866	4,257,285	139	176	46,887	73,134
2022	8,474,727	(27,279,085)	4,573,989	(3,208,187)	98	108	(89,885)	(4,029)
2021	34,909,304	31,079,579	2,116,323	1,991,129	320	178	(56,240)	19,127
(1)Ms. Brown served as our principal executive officer, which we refer to as our PEO, for the entirety of 2021, 2022, 2023, 2024, and 2025, and our NEOs other than our PEO, who we refer to as our Non-PEO NEOs, for the applicable years were as follows: (i) for 2025 and 2024: Erica
Gessert and David T. Bottoms; (ii) for 2023: Erica Gessert and Eric Gilpin; and (iii) for 2022 and 2021: Eric Gilpin and Jeff McCombs.
(2)Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for our Non-
PEO NEOs.
(3)Amounts reported in this column represent CAP to Ms. Brown as our PEO in the indicated fiscal years, as calculated per Item 402(v) of
Regulation S-K. Such calculations are based on Ms. Brown’s total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. In making each of these adjustments, the “value” of an option or stock award is the fair value of the award on the applicable date determined in accordance with ASC 718 using the valuation assumptions we then used to calculate the fair value of our equity awards. For performance-based awards, fair value is determined based on the level of performance attainment deemed most probable as of the applicable measurement date. In prior Pay Versus Performance disclosures, the fair value of certain performance awards was calculated assuming target-level attainment. Accordingly, amounts for prior years have been updated in the table below to reflect fair value determined based on the most probable attainment level as of each applicable measurement date. For more information on the valuation of our equity awards, please see the notes to our financial statements that appear in our applicable Annual Report on Form 10-K and the footnotes to the Summary Compensation Table that appears in our applicable definitive proxy statement. The dollar amounts do not reflect the actual amount of compensation we consider to be earned by or paid to Ms. Brown during the applicable year. There were no dividends paid and no changes to the value of pension benefits, as we do not provide pension benefits.

PEO		2021 ($)	2022 ($)	2023 ($)	2024 ($)	2025 ($)
Summary Compensation Table—Total Compensation	(a)	34,909,304	8,474,727	9,508,141	9,931,909	17,094,702
Subtract Amounts Reported Under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable Fiscal Year	(b)	(33,406,652)	(7,455,075)	(8,594,663)	(8,554,496)	(15,153,165)
Add Fair Value of Awards Granted During Applicable Fiscal Year That Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End	(c)	25,018,454	2,633,869	7,050,967	7,248,458	34,671,622
Add/Subtract Awards Granted During Prior Fiscal Years That Were Outstanding and Unvested as of Applicable Fiscal Year End, Determined Based on Change in Fair Value from Prior Fiscal Year End to Applicable Fiscal Year End	(d)	(190,309)	(25,993,514)	879,837	(983,925)	3,241,696
Add Fair Value of Awards Granted During Applicable Fiscal Year That Vested During the Fiscal Year of Grant, Determined as of Applicable Vesting Date	(e)	319,445	369,694	668,238	663,569	1,488,070
Add/Subtract Awards Granted During Prior Fiscal Years That Vested During Applicable Fiscal Year, Determined Based on Change in Fair Value from Prior Fiscal Year End to Vesting Date	(f)	4,429,337	(5,308,785)	501,979	(581,896)	(161,130)
Subtract Fair Value of Awards Granted During Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Applicable Fiscal Year, Determined as of Prior Fiscal Year End	(g)	—	—	—	—	—
Compensation Actually Paid		31,079,579	(27,279,085)	10,014,499	7,723,619	41,181,795

Table of Contents	2026 Proxy Statement 79
(a)Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.
(b)Represents the aggregate grant date fair value of the stock awards and option awards granted to Ms. Brown during the indicated
fiscal year, computed in accordance with ASC 718. Amounts shown are the amounts reported in the Summary Compensation Table.
(c)Represents the aggregate fair value as of the indicated fiscal year end of Ms. Brown’s outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with ASC 718.
(d)Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards granted in prior fiscal years and held by Ms. Brown as of the last day of the indicated fiscal year, computed in accordance with ASC 718.
(e)Represents the aggregate fair value at vesting of the option and stock awards that were both granted to Ms. Brown and vested during the indicated fiscal year, computed in accordance with ASC 718.
(f)Represents the aggregate change in fair value, measured from the prior fiscal year end to the vesting date, of each stock award and option award held by Ms. Brown that was granted in a prior fiscal year and vested during the indicated fiscal year, computed in accordance with ASC 718.
(g)Represents the aggregate fair value as of the last day of the prior fiscal year of Ms. Brown’s stock awards and option awards that were granted in a prior fiscal year and failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with ASC 718.
(4)Amounts reported in this column represent the average CAP to our Non-PEO NEOs in the indicated fiscal year, as calculated per
Item 402(v) of Regulation S-K. Such calculations are based on the average total compensation for such Non-PEO NEOs reported in the
Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below. In making each of these adjustments, the “value” of an option or stock award is the fair value of the award on the applicable date determined in accordance with ASC 718 using the valuation assumptions we then used to calculate the fair value of our equity awards. For performance-based awards, fair value is determined based on the level of performance attainment deemed most probable as of the applicable measurement date. In prior Pay Versus Performance disclosures, the fair value of certain performance awards was calculated assuming target-level attainment. Accordingly, amounts for prior years have been updated in the table below to reflect fair value determined based on the most probable attainment level as of each applicable measurement date. For more information on the valuation of our equity awards, please see the notes to our financial statements that appear in our applicable Annual Report on Form 10-K and the footnotes to the Summary Compensation Table that appears in our applicable definitive proxy statement. The dollar amounts do not reflect the actual amount of compensation we consider to be earned by or paid to our Non-PEO
NEOs during the applicable year. There were no dividends paid and no changes to the value of pension benefits, as we do not provide pension benefits.

Non-PEO NEO Average*		2021 ($)	2022 ($)	2023 ($)	2024 ($)	2025 ($)
Summary Compensation Table—Total Compensation	(a)	2,116,323	4,573,989	3,483,866	3,795,326	4,563,163
Subtract Amounts Reported Under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable Fiscal Year	(b)	(1,126,933)	(3,836,932)	(2,943,800)	(2,789,502)	(3,298,022)
Add Fair Value of Awards Granted During Applicable Fiscal Year That Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End	(c)	579,986	538,543	4,461,000	2,481,809	6,958,525
Add/Subtract Awards Granted During Prior Fiscal Years That Were Outstanding and Unvested as of Applicable Fiscal Year End, Determined Based on Change in Fair Value from Prior Fiscal Year End to Applicable Fiscal Year End	(d)	(62,360)	(507,769)	—	348,991	1,377,402
Add Fair Value of Awards Granted During Applicable Fiscal Year That Vested During the Fiscal Year of Grant, Determined as of Applicable Vesting Date	(e)	124,483	345,331	10,438	273,146	404,839
Add/Subtract Awards Granted During Prior Fiscal Years That Vested During Applicable Fiscal Year, Determined Based on Change in Fair Value from Prior Fiscal Year End to Vesting Date	(f)	359,630	(1,988,433)	845	(379,014)	(46,205)
Subtract Fair Value of Awards Granted During Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Applicable Fiscal Year, Determined as of Prior Fiscal Year End	(g)	—	(2,332,916)	(755,063)	—	—
Compensation Actually Paid		1,991,129	(3,208,187)	4,257,285	3,730,756	9,959,702
*Please see footnote 1 above for the Non-PEO NEOs included in the average for each indicated fiscal year.
(a)Represents the average Total Compensation as reported in the Summary Compensation Table for the Non-PEO NEOs in the
indicated fiscal year.
(b)Represents the average aggregate grant date fair value of the stock awards and option awards granted to the Non-PEO NEOs during the indicated fiscal year, computed in accordance with ASC 718. Amounts shown are the amounts reported in the Summary
Compensation Table.
(c)Represents the average aggregate fair value as of the indicated fiscal year end of the Non-PEO NEOs’ outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with ASC 718.

80 2026 Proxy Statement	Table of Contents
(d)Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards granted in prior fiscal years and held by the Non-PEO NEOs as of the last day of the indicated fiscal year, computed in accordance with ASC 718.
(e)Represents the average aggregate fair value at vesting of the stock awards and option awards that were both granted to the Non-
PEO NEOs and vested during the indicated fiscal year, computed in accordance with ASC 718.
(f)Represents the average aggregate change in fair value, measured from the prior fiscal year end to the vesting date, of each stock award and option award held by the Non-PEO NEOs that was granted in a prior fiscal year and vested during the indicated fiscal year, computed in accordance with ASC 718.
(g)Represents the average aggregate fair value as of the last day of the prior fiscal year of the Non-PEO NEOs’ stock awards and option awards that were granted in a prior fiscal year and failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with ASC 718. On September 21, 2022, we entered into a transition and separation agreement with former
Non-PEO NEO Jeff McCombs, and Mr. McCombs’s last day of employment was December 31, 2022. Accordingly, we determined that Mr. McCombs’s awards that were forfeited in connection with his departure on December 31, 2022, were not outstanding at fiscal year end and are therefore included in this calculation row for 2022. On May 2, 2023, we entered into a transition and separation agreement with former Non-PEO NEO Eric Gilpin, and Mr. Gilpin’s last day of employment was June 30, 2023.
Accordingly, Mr. Gilpin’s awards that were forfeited in connection with his departure on June 30, 2023, were not outstanding at fiscal year end and are therefore included in this calculation row for 2023.
(5)Pursuant to SEC rules, the comparison assumes $100 was invested in our common stock on December 31, 2020, using the closing stock price of the end of the last day that was prior to the beginning of our fiscal year 2021. Historic stock price performance is not necessarily indicative of future stock price performance. There were no dividends or other earnings paid in the covered fiscal years.
(6)The TSR Peer Group consists of the Nasdaq-100 Technology Index, which we also use in the stock performance graph required by
Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. This column assumes $100 was invested in this peer group on December 31, 2020 (same period as used for footnote 5 above).
(7)The amounts shown in this column are also included in our audited financial statements. For 2024, net income includes a non-cash tax benefit of $140.3 million from the release of a valuation allowance on certain deferred tax assets.
(8)Our compensation committee determined adjusted EBITDA to be the most important financial performance measure used to link company performance to CAP to our PEO and Non-PEO NEOs for 2025 because, in its view, it was the company performance measure most consistent with our then-primary near-term objective of delivering profitability that management would have the greatest ability to impact while investing in strategic initiatives to accelerate growth in future periods. Adjusted EBITDA was the company performance metric that had the greatest impact on payouts for our PEO and Non-PEO NEOs under our 2025 Performance Bonus Plan, and adjusted EBITDA margin (calculated by dividing adjusted EBITDA by revenue) was one of two performance metrics underlying the 2025 PSU awards. Adjusted EBITDA and adjusted EBITDA margin are not financial measures prepared in accordance with GAAP. For more information on how we compute these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure prepared in accordance with GAAP, please refer to “Appendix
A: Reconciliation of Non-GAAP Financial Measures.”
Relationship Between Pay and Performance
CAP, as calculated in accordance with Item 402(v) of Regulation S-K, reflects cash compensation actually paid as well as adjusted values to unvested and vested equity awards during the years shown in the table based on year-end or vesting date stock prices, various accounting valuation assumptions, and projected performance modifiers. Due to how CAP is calculated, the CAP as reported for each year does not reflect the actual amounts earned or received by our PEO and
Non-PEO NEOs (including from their equity awards). CAP generally fluctuates annually due to the change in our stock price from year to year as well as varying levels of actual achievement of performance goals.
Because CAP does not reflect the actual amount of compensation earned by our PEO and Non-PEO NEOs, we do not use this measure for understanding how PEO and Non-PEO NEO pay aligns with our performance. For a discussion of how our compensation committee assessed “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation each year, see “—Compensation Discussion and Analysis” in this Proxy Statement and in our definitive proxy statements filed with the SEC on April 19, 2022, April 28, 2023, April 23, 2024, and April 25, 2025.
Below are graphs showing the relationship of CAP to our PEO and Non-PEO NEOs for our fiscal years 2021, 2022, 2023,
2024, and 2025 to (1) the Total Shareholder Return of both our common stock and the Nasdaq-100 Technology Index (as described in footnote 6 above), (2) our net income (loss), and (3) our adjusted EBITDA (as described in footnote 8 above).

Table of Contents	2026 Proxy Statement 81

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid ($000)
Value of Initial $100 Investment (TSR)
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
-5,000
-10,000
-15,000
-20,000
-25,000
-30,000
450
400
350
300
250
200
150
100
50
0
-50
-100
-150
-200
-250
-300
2021
2022
2023
2024
2025
$31,080
$1,991
$(27,279)
$(3,208)
$10,014
$4,257
$7,724
$3,731
$41,182
$9,960
$320
$178
$108
$98
$176
$139
$188
$153
$230
$186
CAP to PEO
Average CAP to Non-PEO NEOs
Upwork TSR
Nasdaq-100 Technology Index TSR

Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid ($000)
Net Income (Loss) ($M)
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
-5,000
-10,000
-15,000
-20,000
-25,000
-30,000
300
250
200
150
100
50
0
-50
-100
-150
-200
2021
2022
2023
2024
2025
$31,080
$1,991
$(56.2)
$(27,279)
$(3,208)
$(89.9)
$10,014
$4,257
$46.9
$7,724
$3,731
$215.6
$41,182
$9,960
$115.4
CAP to PEO
Average CAP to Non-PEO NEOs
Net Income (Loss)

82 2026 Proxy Statement	Table of Contents

Compensation Actually Paid vs. Adjusted EBITDA
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
-5,000
-10,000
-15,000
-20,000
-25,000
-30,000
Compensation Actually Paid ($000)
300,000
250,000
200,000
150,000
100,000
50,000
0
-50,000
-100,000
-150,000
-200,000
Adjusted EBITDA ($000)
$31,080
$19,127
$1,991
$(4,029)
$(27,279)
$(3,208)
$73,134
$10,014
$4,257
$167,593
$7,724
$3,731
$41,182
$225,556
$9,960
2021
2022
2023
2024
2025
CAP to PEO
Average CAP to Non-PEO NEOs
Company Selected Measure: Adjusted EBITDA

The significant year-over-year change in the CAP for our PEO was primarily due to our PEO’s expanded equity incentive opportunity for 2025, and our PEO’s 2021 CAP was primarily driven by the CEO Performance Award. See “—
Compensation Discussion and Analysis—2025 Compensation Targets and Outcomes” for more information.
Tabular List of Financial Performance Measures for 2025
The following table contains the most important financial measures used to link CAP for the year ended December 31,
2025, to our performance. No other financial performance metrics were used by us to link CAP to our PEO or Non-PEO
NEOs in 2025 to company performance.

Most Important Financial Performance Measures for 2025
Adjusted EBITDA (1)
Adjusted EBITDA margin (1)
Revenue
Year-over-year revenue growth percentage
Relative TSR CAGR
(1)Adjusted EBITDA and adjusted EBITDA margin are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.

Table of Contents	2026 Proxy Statement 83
CEO Pay Ratio
In accordance with Item 402(u) of Regulation S-K, we are providing below disclosure relating to the ratio of the annual total compensation of our CEO, Ms. Brown, to the median of the annual total compensation of all of our employees
(except for our CEO), which we refer to as the CEO Pay Ratio.
Calculation Including EOR Employees
In 2025, we acquired Ascen Inc. and its subsidiaries, which serve as the employer of record for temporary employees that provide services to clients (“EOR employees”). As a result, our 2025 CEO Pay Ratio includes certain EOR employees in our employee count as required by Item 402(u) of Regulation S-K and as described below.
For 2025:
•The annual total compensation of our CEO, Ms. Brown, was $17,094,702, as reported in the “Total” column of the
2025 Summary Compensation Table;
•The median of the annual total compensation of all our employees (except for our CEO) was $59,608; and
•The CEO Pay Ratio was 287 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
To identify our median employee, we took the following steps:
•We selected December 31, 2025, the last day of our 2025 fiscal year, as the determination date for purposes of identifying our median employee.
•As of December 31, 2025, our employee population consisted of approximately 2,429 individuals (including 1,815
EOR employees and excluding our CEO) working at our parent company and consolidated subsidiaries, which included all employees whether employed on a full-time or part-time basis, including five employees located outside the United States. We did not include any independent team members or other non-employee workers in our employee population. We also did not include approximately 2,109 employees of Ascen Inc. and its subsidiaries and 23 employees of Bubty B.V. and its subsidiaries that were employed by such entities at the time we acquired such entities in 2025.
•Compensation was measured over the 12-month period beginning on January 1, 2025, and ending on
December 31, 2025. We selected our median employee using a compensation measure consisting of our principal broad-based compensation elements (consisting of annual base salary, annual cash bonus or commission, and the grant date fair value of equity awards granted during the year) and calculated using the same methodology we use to calculate the amount reported for our CEO in the “Total” column of the 2025
Summary Compensation Table as set forth in this Proxy Statement.
•We annualized the cash compensation for full-time and part-time permanent employees who were hired during
2025 but did not work for us the entire year.
•All employees except for our CEO were ranked from lowest to highest with the median determined from this list.
Supplemental Calculation Excluding EOR Employees
Supplementally, we have also calculated CEO Pay Ratio excluding our EOR employees for 2025. As noted above, these
EOR employees are employed by subsidiaries of Ascen Inc. and perform work for clients.
For this supplemental calculation for 2025:
•The median of the annual total compensation of all our non-EOR employees (except for our CEO) was $283,749;
and
•The CEO Pay Ratio was 60:1. We believe this supplemental calculation provides a more accurate representation of how our CEO’s pay compares to that of our regular workforce.
Because SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to our CEO Pay Ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

84 2026 Proxy Statement	Table of Contents
Other Information and Reports
Report of the Audit, Risk and Compliance Committee
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed,”
or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
This report is submitted by the audit committee of our board of directors. The audit committee consists of the three directors whose names appear below. Each member of the audit committee is independent under the current Nasdaq listing standards and SEC rules and regulations. Each member of the audit committee is financially literate as required by the current Nasdaq listing standards.
The principal purpose of the audit committee is to assist the board of directors in its general oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. The audit committee also assists the board of directors in fulfilling its oversight responsibilities with respect to legal and regulatory compliance and, among other things, assists the board of directors in fulfilling its oversight responsibilities with respect to risk management, including cybersecurity, data privacy and security, legal, and compliance risks. The audit committee is responsible for appointing and retaining our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The audit committee’s function is more fully described in its charter.
Our audit committee has reviewed and discussed with our management and PricewaterhouseCoopers LLP our audited consolidated financial statements for the year ended December 31, 2025. Our audit committee has also discussed with
PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company
Accounting Oversight Board (United States) and the SEC.
Our audit committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with
PricewaterhouseCoopers LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended
December 31, 2025, for filing with the SEC.
Submitted by the Audit, Risk and Compliance Committee
Dana L. Evan, Chair
Leela Srinivasan
Anilu Vazquez-Ubarri

Table of Contents	2026 Proxy Statement 85
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of
March 31, 2026, by:
•each of our NEOs;
•each of our directors and director nominees;
•all of our directors, director nominees, and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole dispositive power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 123,574,974 shares of our common stock outstanding as of March 31,
2026. The table below does not include Mr. Kappus, as he was appointed as an executive officer after March 31, 2026.
Shares of our common stock subject to stock options that are exercisable as of and within 60 days of March 31, 2026, or
RSUs that may vest and settle within 60 days of March 31, 2026, are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Upwork Inc.,
530 Lytton Avenue, Suite 301, Palo Alto, California 94301-1541.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
NEOs, Directors, and Director Nominees:
Hayden Brown(1)	1,039,064	*
Erica Gessert(2)	353,264	*
David T. Bottoms(3)	2,678	*
Claire Bramley	—	—
Dana L. Evan(4)	—	—
Kevin Harvey(5)	2,673,221	2.2%
Glenn Kelman(6)	2,535	*
Thomas Layton(7)	1,644,434	1.3%
David Lissy	—	—
Leela Srinivasan(8)	68,099	*
Gary Steele(9)	223,441	*
Anilu Vazquez-Ubarri(10)	72,598	*
All executive officers, directors and director nominees as a group (12 persons)(11)	6,079,334	4.9%
Other 5% Stockholders:
T. Rowe Price Associates, Inc.(12)	19,232,958	15.6%

86 2026 Proxy Statement	Table of Contents

BlackRock, Inc.(13)	18,423,368	14.9%
LSV Asset Management(14)	6,537,275	5.3%
* Less than 1%.
(1)Consists of (i) 798,732 shares of common stock, (ii) 193,510 shares of common stock subject to options that are exercisable within 60 days of
March 31, 2026, and (iii) 46,822 shares of common stock subject to RSUs that vest within 60 days of March 31, 2026.
(2)Consists of (i) 307,240 shares of common stock and (ii) 46,024 shares of common stock subject to RSUs that vest within 60 days of March 31,
2026.
(3)Consists of 2,678 shares of common stock. Mr. Bottoms departed from the Company in April 2026.
(4)Ms. Evan was appointed to our board of directors in June 2025. The first vesting date for her initial stock awards is the date immediately prior to the Annual Meeting.
(5)Consists of (i) 107,914 shares of common stock held of record by Mr. Harvey, (ii) 813,992 shares of common stock held of record by Mr.
Harvey’s family trust, of which Mr. Harvey is trustee, and (iii) 1,751,315 shares of common stock held of record by a limited liability company controlled by Mr. Harvey.
(6)Consists of (i) 2,535 shares of common stock.
(7)Consists of (i) 5,300 shares of common stock held of record by Mr. Layton and (ii) 1,639,134 shares of common stock held of record by a trust for the benefit of Mr. Layton, of which Mr. Layton serves as trustee.
(8)Consists of 68,099 shares of common stock.
(9)Consists of (i) 72,914 shares of common stock and (ii) 150,527 shares of common stock subject to options that are exercisable within 60 days of March 31, 2026.
(10)Consists of 72,598 shares of common stock.
(11)Consists of (i) 5,642,451 shares of common stock, (ii) 344,037 shares of common stock subject to stock options that are exercisable within 60 days of March 31, 2026, and (iii) 92,846 shares of common stock subject to RSUs that vest within 60 days of March 31, 2026, held by our executive officers, directors, and director nominees as a group.
(12)Based solely on information contained in a statement on Schedule 13G, Amendment No. 3, filed with the SEC on February 17, 2026, reporting beneficial ownership by T. Rowe Price Associates, Inc. in its capacity as a registered investment advisor as of December 31, 2025. According to the statement, T. Rowe Price Associates, Inc. exercises sole voting power over 18,800,343 shares and sole dispositive power over
19,231,377 shares of our common stock. The address of T. Rowe Price Associates, Inc. is 1307 Point Street, Baltimore, MD 21231.
(13)Based solely on information contained in a statement on Schedule 13G, Amendment No. 4, filed with the SEC on December 4, 2025, reporting beneficial ownership by BlackRock, Inc. in its capacity as a parent holding company or control person as of November 30, 2025. According to the statement, BlackRock, Inc. exercises sole voting power over 18,211,407 shares and sole dispositive power over 18,423,368 shares of our common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(14)Based solely on information contained in a statement on Schedule 13G filed with the SEC on February 5, 2026, reporting beneficial ownership of LSV Asset Management in its capacity as a registered investment advisor as of December 31, 2025. According to the statement, LSV Asset
Management exercises sole voting power over 4,546,011 shares and sole dispositive power over 6,537,275 shares of our common stock. The address of LSV Asset Management is 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

Table of Contents	2026 Proxy Statement 87
Equity Compensation Plan Information
The following table presents information as of December 31, 2025, with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise or settlement of outstanding options, warrants, and rights (#) (a)	Weighted-average exercise price per share of outstanding options, warrants, and rights (to the extent applicable) ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders(1)	12,501,317(2)	27.89(3)	35,408,216(4)
Equity compensation plans not approved by security holders	—	—	—
Total	12,501,317	27.89	35,408,216
(1)Includes the 2014 Plan and the 2018 Plan.
(2)Excludes purchase rights under our 2018 Employee Stock Purchase Plan, which we refer to as the 2018 ESPP. Represents (i) 2,210,912 shares of our common stock to be issued upon the exercise of outstanding options, including 1,500,000 shares issuable under the CEO
Performance Award assuming maximum achievement of performance-based vesting conditions, (ii) 7,098,625 shares subject to outstanding
RSUs and PSUs that have been earned and certified and are subject to time-based vesting, (iii) 237,544 shares issued from the 2024 PSUs in
February 2026 that were earned as of December 31, 2025, based on company performance through December 31, 2025, but required continued employment through the February 2026 certification date, (iv) 158,368 shares subject to the 2024 PSUs that were not earned as of
December 31, 2025, based on company performance through December 31, 2025, but were not forfeited until the February 2026 certification date, and (v) 2,795,868 shares issuable from outstanding PSUs assuming maximum achievement of performance-based vesting conditions
(comparatively, there would be 1,397,934 shares issuable from outstanding PSUs assuming target performance).
(3)The weighted-average exercise price does not reflect the shares that may be issued in connection with the settlement of RSUs or PSUs, since
RSUs and PSUs have no exercise price.
(4)Includes 30,043,138 shares of our common stock available for issuance under the 2018 Plan and 5,365,078 shares of our common stock available for issuance under the 2018 ESPP, in each case, as of December 31, 2025. There were no shares of common stock available for issuance under the 2014 Plan as of December 31, 2025, but that plan will continue to govern the terms of awards granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2014 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance as shares of common stock under the 2018 Plan. In addition, the number of shares reserved for issuance under the 2018 Plan increased automatically by 6,527,261 shares on January 1, 2026, and will increase automatically on the first day of January of each of 2027 and 2028 by the number of shares equal to 5% of the total issued and outstanding shares of our common stock as of the immediately preceding
December 31 or a lower number approved by our board of directors or our compensation committee. The number of shares reserved for issuance under the 2018 ESPP increased automatically by 1,044,361 shares on January 1, 2026, and will increase automatically on the first day of January of each year during the term of the 2018 ESPP (up to an aggregate maximum of 20,400,000 shares that may be issued under the 2018 ESPP, subject to adjustment for certain company capital changes) by the number of shares equal to 0.8% of the total outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our board of directors or our compensation committee.

88 2026 Proxy Statement	Table of Contents
Frequently Asked Questions
Proxy Materials
1.Why did I receive these proxy materials?
We have made these materials available to you or, if requested, delivered paper copies by mail in connection with the
Annual Meeting, which will be held exclusively online via live webcast on Thursday, June 4, 2026, at 8:00 a.m. Pacific
Time. As a stockholder, you are invited to participate in the Annual Meeting via live webcast and vote on the business items described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under SEC rules and is intended to assist you in voting your shares.
2.What is included in the proxy materials?
The proxy materials include:
•The Notice of Annual Meeting of Stockholders, which we refer to as the Notice;
•Our Proxy Statement for the Annual Meeting; and
•Our Annual Report on Form 10-K for the year ended December 31, 2025.
If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction form for the Annual Meeting. If you received a “Notice of Internet Availability of Proxy Materials” (described below), which we refer to as a Notice of Internet Availability, instead of a paper copy of the proxy materials, see the section titled “Voting Information” below for information regarding how you can vote your shares.
3.What does it mean if I receive more than one Notice, proxy card, or voting instruction form?
It generally means that some of your shares are registered differently or are in more than one account. Please follow the instructions included on each proxy card and vote each proxy card by telephone, through the internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
4.Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?
In accordance with SEC rules, we are using the internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing the proxy materials, including our Proxy
Statement and annual report to stockholders, and voting via the internet. The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this means of delivery makes the proxy distribution process more efficient and less costly and helps conserve natural resources.
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports to stockholders and proxy statements are available on the internet, and you can submit your votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•If you are a registered owner (meaning you hold our common stock in your own name through our transfer agent,
Computershare Trust Company, N.A., or you are in possession of stock certificates): visit
www.computershare.com/investor and log into your account to enroll.
•If you are a beneficial owner (meaning your shares are held by a brokerage firm, a bank, a trustee, or a nominee):
please follow the instructions provided to you by your broker, bank, trustee, or nominee.
Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Computershare Trust Company, N.A., our transfer agent, at (800) 736-3001 or visit
www.computershare.com/investor with questions about electronic delivery.
5.How can I access the proxy materials over the internet?
The Notice, proxy card, or voting instruction form will contain instructions on how to:
•View our proxy materials for the Annual Meeting on the internet; and

Table of Contents	2026 Proxy Statement 89
•Instruct us to send our future proxy materials to you electronically by email.
The Notice, proxy card, or voting instruction form will also contain instructions on how you may request access to proxy materials electronically on an ongoing basis. Instead of receiving future copies of our proxy statements and annual reports by mail, stockholders of record and most beneficial owners may elect to receive an email that will provide an electronic link to these documents. Choosing to receive your proxy materials electronically helps us to conserve natural resources and reduces the cost of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an email with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive future proxy materials by email will remain in effect until you revoke it.
6.How may I obtain a paper copy of the proxy materials?
If you receive a paper Notice instead of a paper copy of the proxy materials, the Notice will provide instructions about how to obtain a paper copy of the proxy materials. If you receive the Notice by email, the email will also include instructions about how to obtain a paper copy of the proxy materials. All stockholders of record who do not receive a paper Notice or email will receive a paper copy of the proxy materials by mail.
7.I share an address with another stockholder, and we received only one paper copy of the proxy materials or
Notice. How may I obtain an additional copy?
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called householding. Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report to stockholders and other proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps conserve natural resources.
This year, a number of brokers with account holders who are our stockholders will be householding our annual report to stockholders and other proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of our annual report to stockholders and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge Financial Solutions, Inc. at (866) 540-7095 or writing to Broadridge, Householding Department,
51 Mercedes Way, Edgewood, NY 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report to stockholders and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report to stockholders and other proxy materials, you may contact our Investor Relations department at our mailing address, which is 3490 S 4400 W #70008, West Valley City, UT 84120, Attn: Investor Relations, telephone number (650) 316-7500.
8.I share an address with another stockholder, and we received more than one paper copy of the proxy materials or the Notice. How do we obtain a single copy in the future?
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report to stockholders and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Investor Relations department at our mailing address, which is 3490 S 4400 W #70008, West Valley City, UT 84120, Attn: Investor Relations, telephone number
(650) 316-7500.

90 2026 Proxy Statement	Table of Contents
Voting Information
9.Which proposals will be voted on at the Annual Meeting? How does the board of directors recommend that I vote? What is the vote required to approve each of the proposals? What effect will abstentions and broker non-votes have?

Proposal		Voting Options	Board Recommendation	Votes Required to Approve the Proposal	Effects of Abstentions
1	Election of Claire Bramley, David Lissy, and Gary Steele as Class II directors to serve until the 2029 annual meeting of stockholders	For, Against, or Abstain	FOR each nominee	Majority of the votes cast	No effect
2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026	For, Against, or Abstain	FOR	Majority of the votes cast	No effect
3	Advisory vote to approve named executive officer compensation	For, Against, or Abstain	FOR	Majority of the votes cast	No effect
4	Advisory vote on the frequency of future advisory votes to approve named executive officer compensation	One year, Two years, Three years, or Abstain	ONE YEAR	The frequency that receives the greatest number of votes cast will be deemed to be the preferred frequency of our stockholders	No effect
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of common stock represents one vote.
•Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual
Meeting or vote by telephone, through the internet, or if you request or receive paper proxy materials, by filling out and returning the proxy card.
•Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a broker, bank, trustee, or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following the voting instructions you receive. Your nominee has only limited authority to vote your shares without your instructions, as described below.
If you were a beneficial owner at the close of business on the Record Date, you may attend the Annual Meeting.
You will need the 16-digit control number found on your Notice of Internet Availability, your proxy card, or the instructions that accompany your proxy materials if you wish to attend the Annual Meeting with the right to vote and submit a question. Even if you do not have your 16-digit control number or were not a stockholder as of the close of business on the Record Date, you can still access the meeting but will not be able to vote at the meeting or submit a question.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. A broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal 2, the ratification of
PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31,

Table of Contents	2026 Proxy Statement 91
2026, is considered a routine matter. The proposal for the election of directors and any other proposals presented at the
Annual Meeting are non-routine matters. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
Our board of directors recommends that you vote:
•“FOR” the election of each of the director nominees named in this Proxy Statement, which we refer to as Proposal
1;
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026, which we refer to as Proposal 2;
•“FOR” the approval, on a non-binding advisory basis, of the compensation of our NEOs as disclosed in this Proxy
Statement, which we refer to as Proposal 3; and
•“ONE YEAR”, on a non-binding advisory basis, on the frequency of future advisory votes to approve NEO compensation, which we refer to as Proposal 4.
None of our directors, director nominees, or NEOs have any substantial interest in any matter to be acted upon, other than, with respect to our NEOs, Proposal 3, and, with respect to Ms. Bramley and Messrs. Lissy and Steele, Proposal 1.
10.Who is entitled to vote? How many shares can I vote?
Only holders of record of our common stock at the close of business on the Record Date will be entitled to vote at the
Annual Meeting. At the close of business on the Record Date, there were 123,416,414 shares of our common stock outstanding and entitled to vote. For a 10-day period ending the day before the Annual Meeting date, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters.
You may vote all shares of our common stock that you owned as of the Record Date, including (i) shares held directly in your name as the stockholder of record, including shares purchased or acquired through our equity incentive plans, and
(ii) shares held for you as the beneficial owner through a broker, bank, or other nominee.
11.How can I vote my shares?
If you are a stockholder of record, you may:
•vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting
www.virtualshareholdermeeting.com/UPWK2026, where stockholders may vote and submit questions during the meeting. The meeting starts at 8:00 a.m. Pacific Time on Thursday, June 4, 2026. Please have your 16-digit control number to join the Annual Meeting. Instructions on how to attend and participate via the internet are posted at www.proxyvote.com;
•vote by telephone or through the internet—please follow the instructions shown on the Notice of Internet
Availability or your proxy card. Votes submitted by telephone or through the internet must be received by 8:59
p.m. Pacific Time on June 3, 2026; or
•vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes
Way, Edgewood, New York 11717. Your signed and dated proxy card must be received prior to the Annual
Meeting to be voted.
Submitting your proxy, whether by telephone, through the internet, or, if you request or receive a paper proxy card, by mail, will not affect your right to vote should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

92 2026 Proxy Statement	Table of Contents
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
12.May I change my vote or revoke my proxy?
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or through the internet; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
13.What if I return my proxy card but do not provide voting instructions?
If you are a stockholder of record and you return your signed proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors (see Question 9 above).
14.What if I am a beneficial owner and do not give voting instructions to my broker?
If you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote on your behalf on the matters to be considered at the Annual Meeting, except for Proposal 2 (the ratification of the appointment of
PricewaterhouseCoopers LLP as our independent auditor for 2026), unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares on the internet or by telephone. If you do not provide voting instructions, your shares will not be voted on any proposal except for Proposal
2. This is called a broker non-vote. For your vote to be counted, you will need to (i) communicate your voting decision to your broker, bank, or other nominee before the date of the Annual Meeting, or (ii) vote during the Annual Meeting.
15.Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner designed to protect your voting privacy. Your vote will not be disclosed, either within our company or to third parties, except: (i) as necessary to meet applicable legal requirements; (ii) to allow for the tabulation of votes and certification of the vote; and
(iii) to facilitate proxy solicitation. To the extent that stockholders provide written comments on their proxy cards, those comments will be forwarded to management.
16.What constitutes a quorum?
The holders of a majority of the voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual
Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual
Meeting if you are present and vote at the Annual Meeting or if you have properly submitted a proxy.
17.Who will bear the cost of soliciting votes for the Annual Meeting?
The accompanying proxy is solicited by our board of directors on behalf of Upwork Inc. We have retained D.F. King & Co.,
Inc. to assist us with the solicitation of proxies, for which we will pay an aggregate fee of $17,500, plus reasonable and documented costs and expenses. We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, or other similar means. Following the

Table of Contents	2026 Proxy Statement 93
original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the internet, you are responsible for any internet access charges you may incur.
18.What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our board of directors.
19.Where can I find the voting results of the Annual Meeting?
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting. The
Form 8-K can be found at www.sec.gov and in the “Investor Relations” section of our website.
Attending the Annual Meeting
20.How can I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via live webcast. You are entitled to attend and participate in the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting
www.virtualshareholdermeeting.com/UPWK2026. You also will be able to vote your shares by attending the Annual
Meeting online. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials.
Stockholders will need the 16-digit control number to submit a question.
The online meeting will begin promptly at 8:00 a.m. Pacific Time on Thursday, June 4, 2026. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow sufficient time for the check-in procedures.
21.What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/UPWK2026. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.
22.Why are you holding a virtual meeting instead of a physical meeting?
We have conducted efficient and effective virtual meetings since 2019. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting.
We believe the virtual format makes it easier for stockholders to attend and participate fully and equally in the Annual
Meeting. This format also helps us engage with all stockholders regardless of size, resources, or physical location, saves us and stockholders time and money, and aligns with our broader sustainability goals.
23.Can stockholders ask questions during the Annual Meeting?
Yes. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at
www.virtualshareholdermeeting.com/UPWK2026, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints and as described below. Questions that are substantially similar may

94 2026 Proxy Statement	Table of Contents
be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are, among other things, irrelevant to the business of the Annual Meeting, related to non-public information about our company, related to personal matters or grievances, derogatory or otherwise not in good taste, in substance repetitious of statements made by other persons, in furtherance of the stockholder’s personal or business interests, related to pending or threatened litigation, or out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairperson of the Annual Meeting or our Corporate Secretary in their sole judgment. A webcast replay of the Annual Meeting, including the Q&A session, will be available for 90 days following the Annual Meeting at
www.virtualshareholdermeeting.com/UPWK2026.
24.What is the deadline to propose actions for consideration at the 2027 annual meeting of stockholders or to nominate individuals to serve as directors?
Our amended and restated bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the attention of the
Corporate Secretary at our principal executive offices, the address of which is currently Upwork Inc., 530 Lytton Avenue,
Suite 301, Palo Alto, CA 94301-1541.
To be timely for our 2027 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 2:00 p.m. Pacific Time on February
4, 2027, and not later than 2:00 p.m. Pacific Time on March 6, 2027. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws.
Additionally, our amended and restated bylaws permit a stockholder, or a group of up to 20 stockholders, owning at least
3% of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials for director nominees constituting up to the greater of two individuals or 20% of our board of directors, subject to reduction in certain circumstances, and subject to the stockholders and the nominees satisfying the requirements specified in our amended and restated bylaws. Our obligation to include director nominees in our annual meeting proxy materials is also subject to certain exceptions as set forth in our amended and restated bylaws. Written notice of the nomination(s) for our
2027 annual meeting of stockholders must be submitted to the attention of the Corporate Secretary at our principal executive offices, the address of which currently is Upwork Inc., 530 Lytton Avenue, Suite 301, Palo Alto, CA 94301, no
earlier than 2:00 p.m. Pacific Time on November 24, 2026, and no later than 2:00 p.m. Pacific Time on December 24,
2026, subject to certain exceptions as set forth in our amended and restated bylaws.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Upwork nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our
2027 annual meeting of stockholders must be received by us not later than December 24, 2026 to be considered for inclusion in our proxy materials for that meeting. Proposals should be sent to our Corporate Secretary at our principal executive offices, together with proof of ownership of our common stock in accordance with Rule 14a-8 under the
Exchange Act. We strongly encourage any stockholder interested in submitting a proposal to contact our Corporate
Secretary in advance of this deadline to discuss the proposal.
25.Where can I find more information about Upwork’s SEC filings, governance documents, and communicating with Upwork and the board of directors?
SEC Filings and Reports
Our SEC filings, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on
Form 8-K, and any amendments to those reports, are available free of charge on our “Investor Relations” section of our website, which is located at investors.upwork.com, under “SEC Filings” in the “Financials” section of our website.
We will mail, without charge, upon written request, a copy of our Annual Report, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to our mailing address:
Upwork Inc.
3490 S 4400 W #70008
West Valley City, UT 84120
Attn: Investor Relations

Table of Contents	2026 Proxy Statement 95
Corporate Governance Documents
Our Corporate Governance Guidelines, charters of the principal committees of our board of directors, our Code of
Business Conduct and Ethics, and other key corporate governance documents and materials are available at the “Investor
Relations” section of our website, which is located at investors.upwork.com, by clicking on “Documents & Charters” in the
“Governance” section of our website.
Communicating with Management and Investor Relations
Stockholders may contact management or Investor Relations in writing at 3490 S 4400 W #70008, West Valley City, UT
84120, Attn: Investor Relations, telephone number (650) 316-7500, or by email at investor@upwork.com.
Communicating with the Board of Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors
(including our chairperson) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Sales materials, abusive, threatening, or otherwise inappropriate materials, and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The mailing address for these communications is:
Upwork Inc.
c/o Corporate Secretary
3490 S 4400 W #70008
West Valley City, UT 84120

Table of Contents	2026 Proxy Statement 96
Other Matters
Our board of directors does not presently intend to bring any other business before the Annual Meeting, and so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors,
Hayden Brown
President and Chief Executive Officer

2026 Proxy Statement A-1
Appendix A: Reconciliation of Non-GAAP Financial Measures
This Proxy Statement includes references to adjusted EBITDA, adjusted EBITDA margin, and free cash flow, which are measures of financial performance not prepared in accordance with, and are not alternatives to financial measures prepared in accordance with, GAAP.
We use non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These non-GAAP financial measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of our core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-
GAAP financial measures to supplement their GAAP results. In addition, adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to certain items that can vary substantially from company to company, and free cash flow allows investors to evaluate the cash generated from our underlying operations across periods.
Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. In particular, (1) adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy, (2) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements, and (3) adjusted EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; (b) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; (c) tax payments that may represent a reduction in cash available to us; or (d)
material acquisition-related deal costs. In addition, the non-GAAP financial measures we use may be different from non-
GAAP financial measures used by other companies, including companies in our industry, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from the non-GAAP financial measures that we present. Reconciliations of the non-GAAP financial measures presented in this Proxy Statement to their most directly comparable GAAP financial measures have been provided below, and investors are encouraged to review the reconciliations and not rely on any single financial measure to evaluate our business.
Adjusted EBITDA and Adjusted EBITDA Margin
We define adjusted EBITDA as net income (loss) adjusted for stock-based compensation expense; depreciation and amortization; other income (expense), net; income tax benefit (provision); and, if applicable, certain other gains, losses, benefits, or charges that are non-cash or are significant and the result of isolated events or transactions that have not occurred frequently in the past and are not expected to occur regularly in the future. Additionally, in response to the war in
Ukraine, during the year ended December 31, 2022, we incurred certain incremental expenses associated with our humanitarian response efforts. These expenses are not representative of our ongoing operations, and, as a result, we excluded these costs from adjusted EBITDA for the year ended December 31, 2022. Profit margin is calculated by dividing net income (loss) by total revenue, and adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue.

A-2 2026 Proxy Statement
The following table presents a reconciliation of net income (loss), the most directly comparable financial measure prepared in accordance with GAAP, to adjusted EBITDA for each of the periods indicated:

	Year Ended December 31,
(in thousands)	2025	2024	2023	2022	2021
Net income (loss)	$115,425	$215,586	$46,887	$(89,885)	$(56,240)
Add back (deduct):
Stock-based compensation expense	65,390	68,391	74,195	75,501	53,592
Depreciation and amortization	25,710	14,813	9,449	8,057	10,261
Other (income) expense, net(1)	(23,869)	(25,221)	(60,137)	(3,275)	1,901
Income tax (benefit) provision(2)	37,751	(125,159)	1,990	536	122
Other(3)(4)(5)(6)(7)	5,149	19,183	750	5,037	9,491
Adjusted EBITDA	$225,556	$167,593	$73,134	$(4,029)	$19,127
Profit margin	15%	28%	7%	(15)%	(11)%
Adjusted EBITDA margin	29%	22%	11%	(1)%	4%
(1)During the year ended December 31, 2023, we recognized a gain of $38.9 million on the early extinguishment of a portion of our 0.25%
convertible senior notes due 2026.
(2)During the year ended December 31, 2024, we recognized a non-cash tax benefit of $140.3 million from the release of a valuation allowance on certain deferred tax assets.
(3)During the year ended December 31, 2025, we incurred acquisition-related costs of $4.4 million, in connection with business combinations.
These costs primarily consist of legal, accounting, and other professional fees, and are recorded in general and administrative expenses in the consolidated statements of operations and comprehensive income. Beginning in the second quarter of 2025, we included acquisition-related costs as an add-back to net income in the reconciliation to adjusted EBITDA. Acquisition-related costs incurred in prior periods were deemed immaterial and therefore not included as an add-back to adjusted EBITDA.
(4)During each of the years ended December 31, 2025, 2024, 2023, 2022, and 2021, we incurred $0.8 million of expense related to the warrant to purchase shares of our common stock at an exercise price of $0.01 per share issued to the Tides Foundation in 2018.
(5)During the year ended December 31, 2024, we incurred $19.2 million in costs related to the execution of the restructuring plan announced in
October 2024. Of this amount, $18.4 million is included in Other, while the remaining amount is allocated between Stock-based compensation expense and Other (income) expense, net.
(6)During the year ended December 31, 2022, in response to Russia’s invasion of Ukraine, we incurred certain incremental expenses associated with our humanitarian response efforts. These expenses are not representative of our ongoing operations, and, as a result, we excluded these costs from adjusted EBITDA for the year ended December 31, 2022. These expenses consisted of (i) $1.4 million of special one-time bonuses to our team members in the region impacted by Russia’s invasion of Ukraine, (ii) $1.5 million of expenses incurred in connection with the relocation of our team members in the impacted region, (iii) $1.1 million of donations made to humanitarian aid organizations to support initiatives related to humanitarian response efforts in the impacted region, primarily to Direct Relief International, a humanitarian aid organization, and (iv) $0.4 million of payments of one-time service award bonuses (and associated taxes) to certain of our team members paid in recognition of contributions made by such team members to our humanitarian response efforts in the impacted region.
(7)During the year ended December 31, 2021, we incurred impairment charges of $8.7 million as a result of the execution of sublease agreements related to two of our operating leases.

2026 Proxy Statement A-3
Free Cash Flow
We define free cash flow as cash provided by operating activities less purchases of property, plant and equipment and cash outflows from internally developed software.
The following table presents a reconciliation of cash provided by operating activities, the most directly comparable financial measure prepared in accordance with GAAP, to free cash flow for each of the periods indicated:

	Year Ended December 31,
(in thousands)	2025	2024
Cash provided by operating activities	$248,259	$153,563
Less: purchases of property, plant & equipment and cash outflows from internally developed software	(25,139)	(14,444)
Free cash flow	$223,120	$139,119

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/UPWK2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your signed and dated proxy card must be received prior to the Annual Meeting in order to be voted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96093-P47555

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UPWORK INC.

The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1:

Nominees:	For	Against	Abstain
1a. Claire Bramley	☐	☐	☐
1b. David Lissy	☐	☐	☐
1c. Gary Steele	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote "ONE YEAR" for the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date

V96094-P47555

UPWORK INC.
Annual Meeting of Stockholders
June 4, 2026 8:00 A.M. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Hayden Brown and Jacob McQuown, or either of them, as proxies, each with the power to appoint her or his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of UPWORK INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, June 4, 2026, at 8:00 A.M. Pacific Time by visiting www.virtualshareholdermeeting.com/UPWK2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side